As filed with the Securities and Exchange Commission on May 1, 2002. Registration No. 333-49000

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

Kansas City Life Variable Life Separate Account
(Exact name of trust)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of depositor)
3520 Broadway
Kansas City, Missouri 64111-2565
(Complete address of depositor's principal executive offices)

C. John Malacarne
Kansas City Life Insurance Company
3520 Broadway
Kansas City, Missouri 64111-2565
(Name and complete address of agent for service)

Copy to: W. Thomas Conner, Esq.
                Sutherland Asbill & Brennan LLP
                1275 Pennsylvania Avenue, N.W.
                Washington, D.C. 20004-2415

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b) of Rule 485
_X_ On May 1, 2002 pursuant to paragraph (b) of Rule 485
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on (date) pursuant to paragraph (a)(1) of Rule 485
___this post-effective amendment designates a new effective date for a previously filed post effective amendment

Title of securities being registered: Individual Flexible Premium Variable Life Insurance Contracts

PROSPECTUS

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF

Kansas City Life Insurance Company

                         Home Office:                                                 Correspondence to:
                         3520 Broadway                                              Variable Administration
               Kansas City, Missouri 64111-2565                                         P.O. Box 219364
                   Telephone (816) 753-7000                                    Kansas City, Missouri 64121-9364
                                                                                   Telephone (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract (“Contract”) offered by Kansas City Life Insurance Company (“Kansas City Life”). We have provided a definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named. The Contract also provides you the opportunity to allocate your Premiums to one or more divisions (“Subaccounts”) of the Kansas City Life Variable Life Separate Account (“Variable Account”) or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund (“Funds”) as follows:

MFS(R)Variable Insurance TrustSM                                Manager

MFS Emerging Growth Series                                     MFS Investment Management(R)

MFS Research Series

MFS Total Return Series

MFS Utilities Series

MFS Strategic Income Series

MFS Bond Series

American Century Variable Portfolios                           Manager

American Century VP Capital Appreciation                       American Century Investment Management, Inc.

American Century VP Income & Growth

American Century VP International

American Century VP Value

Federated Insurance Series                                     Manager

Federated American Leaders Fund II                             Federated Investment Management Company

Federated High Income Bond Fund II                             Federated Investment Management Company

Federated Prime Money Fund II                                  Federated Investment Management Company

Federated International Small Company Fund II                  Federated Global Investment Management Corporation

Dreyfus Variable Investment Fund                                Manager

Appreciation Portfolio (Initial Class)                         The Dreyfus Corporation

Small Cap Portfolio (Initial Class)

Dreyfus Stock Index Fund (Initial Class)                       Manager

                                                               The Dreyfus Corporation

                                                               Sub-Investment Adviser:  Mellon Equity Associates

The Dreyfus Socially Responsible Growth Fund, Inc.             Manager

(INITIAL CLASS)                                                The Dreyfus Corporation

                                                               Sub-Investment Adviser: NCM Capital Management Group, Inc.

J.P. Morgan Series Trust II                                    Manager

JPMorgan U.S. Disciplined Equity Portfolio                     J.P. Morgan Investment Management Inc.

JPMorgan Small Company Portfolio

Franklin Templeton Variable Insurance Products Trust            Manager

Templeton Foreign Securities Fund (Class 2)                     Templeton Investment Counsel, LLC

(formerly Templeton International Securities Fund)

Franklin Small Cap Fund (Class 2)                               Franklin Advisers, Inc.

Franklin Real Estate Fund (Class 2)                             Franklin Advisers, Inc.

Templeton Developing Markets Securities Fund (Class 2)          Templeton Asset Management Ltd.

Calamos Advisors Trust                                          Manager

Calamos Convertible Portfolio                                   Calamos Asset Management, Inc.

AIM Variable Insurance Funds                                    Manager

AIM V.I. Dent Demographic Trends Fund (Series I Shares)         A I M Advisors, Inc.

AIM V.I. New Technology Fund (Series I Shares)

AIM V.I. Premier Equity Fund (Series I Shares)

Seligman Portfolios, Inc.                                       Manager

Seligman Capital Portfolio                                      J. & W. Seligman & Co. Incorporated

Seligman Communications and Information Portfolio

The accompanying prospectuses for the Funds describe these Portfolios. The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of Premiums is our Fixed Account. The Fixed Account is part of Kansas City Life’s general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premiums and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from three Coverage Options available under the Contract:

  Option A: a level Death Benefit;
  Option B: a Death Benefit that fluctuates with the value of the Contract; and
  Option C: a Death Benefit that increases the more Premiums you pay and the less you withdraw.

We guarantee that the Death Benefit Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient Premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract. There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise a no-fee transfer right.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract. Please keep these for future reference.

An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves certain risks including the loss of Premiums (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus is Dated May 1, 2002.

PROSPECTUS CONTENTS

You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

DEFINITIONS
Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.
Age	The Insured’s age on his/her last birthday as of or on each Contract Anniversary. The Contract is issued at the Age shown in the Contract.
Allocation Date	The date we apply your initial Premium to your Contract. We allocate this Premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.
Beneficiary	The person you designate to receive any Proceeds payable at the death of the Insured.
Cash Surrender Value	The Contract Value less any applicable Surrender Charge and any Contract Loan Balance.
Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.
Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.
Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.
Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.
Coverage Options	Death Benefit options available which affect the calculation of the Death Benefit. Option A provides a Death Benefit at least equal to the Specified Amount. Option B provides a Death Benefit at least equal to the Specified Amount plus the Contract Value. Option C provides a Death Benefit at least equal to the Specified Amount plus Premiums paid, minus the amount of any partial surrenders.
Death Benefit Proceeds	The amount of Proceeds payable upon the Insured’s death.
Fixed Account Value	Measure of value accumulating in the Fixed Account.
Grace Period	A 61-day period we provide when there is insufficient value in your Contract and after which the Contract will terminate unless you pay additional Premiums. This period of time gives you the chance to pay enough Premiums to keep your Contract in force.
Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.
Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.
Home Office	3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.
Insured	The person whose life we insure under the Contract.
Lapse	Termination of the Contract because there is not enough value in the Contract when the Grace Period ends.
Loan Account	Used to track loan amounts and accrued interest. It is part of the Fixed Account.
Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.
Loan Balance	The sum of all outstanding Contract loans plus accrued interest.
Maturity Date	The date when Death Benefit coverage terminates and we pay you any Cash Surrender Value.
Monthly Anniversary Day	The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.
Monthly Deduction	The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits. We make the Monthly Deduction as of each Monthly Anniversary Day.
Net Investment Factor	An index used to measure Subaccount performance. Calculation of the Net Investment Factor is described on page 25.
Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.
Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences as to future Premiums.
Premium (s)	The amount(s) you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.
Proceeds	The total amount we are obligated to pay.
Reallocation Date	The date on which the Contract Value we initially allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account. We allocate the Contract Value based on the Premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the Allocation Date.
Specified Amount	The amount of insurance coverage on the Insured. The actual Death Benefit will depend upon whether Option A, Option B or Option C is in effect at the time of death.
Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.
Subaccount Value	Measure of the value in a particular Subaccount.
Unscheduled Premium	Any Premium other than a Planned Premium.
Valuation Day	Each day on which the New York Stock Exchange is open for business.
Valuation Period	The interval of time beginning at the close of business on one Valuation Day and ending at the close of business on the next Valuation Day. Close of business occurs at 3 p.m. Central Standard Time.
Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.
We, Our, Us	Kansas City Life Insurance Company.
Written Notice/Written Request	A written notice or written request in a form satisfactory to us that is signed by the Owner and received at the Home Office.

SUMMARY AND DIAGRAM OF THE CONTRACT

The following summary of Prospectus information and diagram provide an overview of the Contract. Please read it along with the more detailed information, which follows in this Prospectus and the Contract.

         Who Should Purchase a Contract. The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential. It may not be an advantage to you to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations. (See "ILLUSTRATIONS" below and "SPECIALIZED USES OF THE Contract" on page 30.)

         The Contract. The Contract is an individual Flexible Premium Variable Life Insurance Contract. As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date. You pay Premiums for insurance coverage. The Contract also provides for accumulation of Premiums and a value if the Contract terminates. The value during the early years of the Contract is likely to be much lower than the Premiums paid. The following charges and expenses apply to the Contract: Premium Expense Charge, Monthly Expenses Charges, Cost of Insurance Charge, Mortality and Expense Risk Charge, Surrender Charge, other charges due to optional Benefits and/or Riders and Management Fees and Expenses for the underlying portfolios. The charges are discussed in more detail below.

For information concerning compensation paid for the sale of Contracts, see “Sale of the Contracts.”

The Death Benefit may and the value of the Contract will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate Premiums. There is no guaranteed minimum value. However, there is a Guaranteed Minimum Death Benefit Rider available which provides a Death Benefit guarantee subject to certain requirements. (See “Supplemental and/or Rider Benefits”, page 45.) We do guarantee to keep the Contract in force during the first five years of the Contract as long as you meet certain Premium requirements. (See “Guaranteed Payment Period and Guaranteed Monthly Premium,” page 18.) If the value is not enough to pay charges due, the Contract will lapse without value after a Grace Period. (See “Premiums to Prevent Lapse,” page 19.) The Contract also permits loans and partial surrenders, within limits. If a Contract lapses while loans are outstanding, adverse tax consequences may result. (See “Tax Considerations,” page 48.)

We may offer other variable life insurance contracts that may have different death benefits, contract features and optional programs. These contracts also have different charges that would affect your sub-account performance and Contract Value.

         Free Look Right to Cancel. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract," page 17.) (See "Premium Allocations and Crediting," page 19.) For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

         Illustrations. Illustrations in this Prospectus or those used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and do not show past or future performance. Actual rates of return may be higher or lower than those shown in Contract illustrations. Actual Contract Values will be different from those illustrated.

The illustrations show Contract Values based on both current charges and guaranteed charges. (See “Illustrations,” page 31.) Contract Values in the illustrations based on current charges reflect a bonus that we may credit on Variable Account Values in excess of $25,000. The bonus is not guaranteed and we pay it at our sole discretion.

         Contract Tax Compliance. We intend for the Contract to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Due to lack of guidance, however, there is uncertainty in this regard with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract. Under certain circumstances, federal tax law views a Contract as a "modified endowment contract." Violation of the definition of life insurance and/or designation as a "modified endowment contract" will affect the tax advantages offered under this Contract. We will monitor Contracts and will notify you on a timely basis if your Contract is in jeopardy of violating the definition of life insurance or becoming a modified endowment contract. See "Tax Considerations," page 48, for further discussion of the tax status of a Contract and the tax consequences.

         Owner Inquiries. If you have any questions, you may write or call Kansas City Life's Home Office at 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364, 1-800-616-3670.

DIAGRAM OF THE CONTRACT

PREMIUMS

  You select a payment plan (Planned Premium), but you are not required to pay Premiums according to the plan. You may vary the amount and frequency of the Planned Premiums and may skip Planned Premiums. (See "Premiums" page 18 for rules and limits.)
  The Contract's minimum initial Premium depends on the Insured's Age, sex and risk class, initial Specified Amount selected, and any supplemental and/or rider benefits.
  You may pay unplanned Premiums at any time, subject to certain limitations. (See "Premiums" page 18.)
  Under certain circumstances, which include taking excessive Contract loans, you may have to pay extra Premiums to prevent lapse. (See "Premiums to Prevent Lapse" page 19.)

DEDUCTIONS FROM PREMIUMS

  We deduct a Premium expense charge of 6.35% of all Premiums to cover any state or local premium taxes and administrative expenses. (See "CHARGES AND DEDUCTIONS" PAGE 22.)

ALLOCATION OF PREMIUMS

  You direct the allocation of Premiums among the Subaccounts of the Variable Account and/or the Fixed Account. We apply Premiums to your Contract after deducting the Premium expense charge. (See "Premiums" page 18 for rules and limits on Premium allocations.)
  Each Subaccount invests in a corresponding portfolio of the Funds. While the Contract is in effect, the Contract Value will vary according to the investment performance of the Portfolios of the Funds.
  We credit amounts allocated to the Fixed Account at interest rates guaranteed to equal or exceed 4%. (See page 21 for rules and limits on transfers from the Fixed Account allocations.)

DEDUCTIONS FROM CONTRACT VALUE

  There is a Monthly Deduction for cost of insurance, monthly expense charge, and charges for any supplemental and/or rider benefits. The monthly expense charge is made up of two parts: a flat charge and a per thousand charge. The flat charge is $7.50 per month and this amount is guaranteed. The per thousand charge may be up to $.05 per month for each $1,000 of Specified Amount. We are currently not charging the per thousand portion of the monthly expense charge. (See "CHARGES AND DEDUCTIONS" page 22.)
  A $25 transfer processing fee applies for any Subaccount and/or Fixed Account transfers occurring after the first six transfers in each Contract Year. The first six transfers are free.

DEDUCTIONS FROM ASSETS

  There is a daily charge at an annual rate of 0.50% from the Subaccounts for mortality and expense risks. (See "Daily Mortality and Expense Risk Charge" page 23.) This rate is guaranteed not to increase. We do not deduct this charge from the Fixed Account Value.
  Management fees and other expenses are deducted from the assets of each Portfolio before calculation of Subaccount values. (See "Fund Expenses" page 24.) The Fund Expense Table that follows should assist you in understanding the fund expenses that you will bear. (See page 7.) The Annual Expenses for the Funds are expenses for the most recent fiscal year, except as noted below. Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary. For a more complete description of the various expenses, see the prospectuses for the underlying Funds that accompany this Prospectus.

CONTRACT VALUE

  It is the starting point for calculating certain values under a Contract, such as the Cash Surrender Value and the Death Benefit.
  Contract Value is equal to Premiums (less the Premium expense charge), as adjusted each Valuation Day to reflect: Subaccount investment experience, interest credited on Fixed Account Value, charges deducted and other Contract transactions. (See page 25.)
  It varies from day to day. There is no minimum guaranteed Contract Value. The Contract may lapse if the Contract Value is insufficient to cover a Monthly Deduction due. (See page 25.)
  It can be transferred among the Subaccounts and Fixed Account. If you make more than six transfers in a Contract Year we apply a transfer fee of $25.00 for each additional transfer. (See "Transfer Processing Fee" page 24 for rules and limits.)
  We may credit a "bonus" to the Variable Account Value on each Monthly Anniversary Day when the Variable Account Value exceeds $25,000. The monthly bonus equals 0.02083% (0.25% on an annualized basis) of the amount of Variable Account Value in excess of $25,000. This bonus is not guaranteed.

CASH BENEFITS

  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available beginning in the 11th Contract Year. (See "Contract Loans" page 28 for rules and limits.) Loans may have adverse tax consequences.
  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies which is the lesser of 2% of the amount surrendered or $25. We will assess a surrender charge for any resulting reduction in the Specified Amount. (See "Partial Surrender Fee" page 24 for limits and a description of the charges. Partial surrenders may have adverse tax consequences.
  You may surrender the Contract in full at any time for its Cash Surrender Value. A surrender charge based on the issue age and sex of the Insured and the Specified Amount will apply during the first 15 Contract Years and during the 15 years following the effective date of an increase in the Specified Amount. (See "Partial Surrender Fee" page 29.) Surrenders may be subject to adverse tax consequences.
  Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero. (See page 29.)
  Payment options are available. (See "Payment Options" page 30.)

DEATH BENEFITS

  Death Benefits generally pass income tax free to the Beneficiary.
  They are available as lump sum or under a variety of payment options.
  The Minimum Specified Amount is $100,000 for issue Ages 0-49 and $50,000 for issue Ages 50-80. We may allow these minimum limits to be reduced. (See "Applying for a Contract" page 16.)
  There are three Coverage Options available:
  Option A-- at least equal to the Specified Amount
  Option B-- at least equal to the Specified Amount plus Contract Value. (See "Coverage Options" page 26.)
  Option C--at least equal to the Specified Amount plus total Premiums paid, minus the amount of any partial surrenders. (See page 27.) Option C is only available at issue.
  A Guaranteed Minimum Death Benefit Rider is also available on this Contract (if requested). This rider guarantees the payment of the Contract Death Benefit, regardless of the investment performance of the Subaccount. The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met in order for this guarantee to remain in effect. (see "Supplemental and/or Rider Benefits", page 45.)
  There is flexibility to change the Coverage Option and Specified Amount. However, Coverage Option C is only available at issue. (See "Changes in Coverage Option" page 27 for rules and limits.)
  There are supplemental and/or rider benefits that may be available. (See "Supplemental and/or Rider Benefits" page 45.)
  We deduct any Loan Balance from the amount payable.

Fund Expense Table

                                                         MFS     MFS Research   MFS Total     MFS        MFS     MFS Bond
                                                       Emerging     Series      Return     Utilities  Strategic   Series
                                                        Growth                    Series    Series      Income
                                                        Series                                          Series
MFS(R)Variable Insurance TrustSM Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)              0.75%        0.75%        0.75%      0.75%      0.75%      0.60%
Other Expenses 1/                                       0.12%        0.15%        0.14%      0.18%      0.37%      0.40%
                                                        -----        -----        -----      -----      -----      -----
Total Annual Fund Expenses 1/                           0.87%        0.90%        0.89%      0.93%      1.12%      1.00%
Expense Reimbursement 2/                                 _NA_        _NA_          _NA_      _NA_      (0.20%)    (0.25%)
                                                         ----        ----          ----      ----      -------    -------
Net Annual Fund Expenses 1/                             0.87%        0.90%        0.89%      0.93%      0.92%      0.75%

                                                                 Am Cent VP    Am Cent VP      Am Cent VP  Am Cent VP Value
                                                                  Capital    Income& Growth International
                                                                Appreciation
American Century Variable Portfolios Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                         1.00%          0.70%          1.26%          0.99%
Other Expenses 3/                                                  0.00%          0.00%          0.00%          0.00%
                                                                   -----          -----          -----          -----
Total Annual Fund Expenses3/                                       1.00%          0.70%          1.26%          0.99%

                                                                 Federated    Federated High Federated Prime   Federated
                                                                  American      Income Bond   Money Fund II  International
                                                              Leaders Fund II     Fund II                    Small Company
                                                                                                                Fund II
Federated Insurance Series Annual Expenses (as a percentage
of average net assets)
Management Fees (Investment Advisory Fees)                         0.75%           0.60%          0.50%          1.25%
Rule 12b-1 Fees 4/                                                   NA              NA             NA           0.25%
Shareholder Services Fee 4/                                        0.25%           0.25%          0.25%          0.25%
Other Expenses                                                      0.12%         0.16%            0.16%        3.79%5/
                                                                    -----         ------           -----        ----- -
Total Annual Fund Expenses 4/                                      1.12%           1.01%          0.91%          5.54%
Waiver of Fund Expenses 4/                                        (0.25%)         (0.25%)        (0.25%)        (3.89%)
                                                                  -------         -------        -------        -------
Net Annual Fund Expenses 4/                                        0.87%           0.76%          0.66%          1.65%

                                                               Dreyfus        Dreyfus Small
                                                            Appreciation      Cap Portfolio
                                                             Portfolio -        - Initial
                                                           Initial Shares        Shares
Dreyfus Variable Investment Fund Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                      0.75%             0.75%
Other Expenses                                                  0.03%             0.04%
                                                                -----             -----
Total Annual Fund Expenses                                      0.78%             0.79%

                                                                      Dreyfus Stock
                                                                       Index Fund -
                                                                         Initial
                                                                          Shares
Dreyfus Stock Index Fund Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                0.25%
Other Expenses                                                            0.01%
                                                                          -----
Net Annual Fund Expenses                                                  0.26%

                                                                       The Dreyfus
                                                                        Socially
                                                                       Responsible
                                                                      Growth Fund,
                                                                     Inc. - Initial
                                                                         Shares
The Dreyfus Socially Responsible Growth Fund, Inc. Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                0.75%
Other Expenses                                                            0.03%
                                                                          -----
Net Annual Fund Expenses                                                  0.78%

                                                                 JPMorgan U.S.      JPMorgan Small Company
                                                              Disciplined Equity          Portfolio
                                                                   Portfolio
J.P.   Morgan   Series  Trust  II  Annual   Expenses  (as  a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                           0.35%                  0.60%
Other Expenses                                                       0.50%                  0.55%
                                                                     -----                  -----
Total Annual Fund Expenses                                           0.85%                  1.15%

                                                              Templeton    Franklin     Franklin Real      Templeton
                                                               Foreign     Small Cap     Estate Fund       Developing
                                                             Securities   Fund (Class  (Class 2) 7/8/       Markets
                                                             Fund (Class    2) 6/7/                     Securities Fund
                                                               2) 6/7/                                    (Class 2) 7/
Franklin Templeton Variable Insurance Products Trust
Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                      0.69%        0.53%          0.56%            1.25%
Rule 12b-1 Fees                                                 0.25%        0.25%          0.25%            0.25%
Other Expenses                                                  0.22%        0.31%          0.03%            0.32%
                                                                -----        -----          -----            -----
Total Annual Fund Expenses                                      1.16%        1.09%          0.84%            1.82%
Management Fee Reduction                                       (0.01%)      (0.08%)          N/A              N/A
                                                                                             ---              ---
Net Annual Fund Operating Expense                               1.15%        1.01%          0.84%            1.82%

                                                                           Calamos
                                                                         Convertible
                                                                          Portfolio
Calamos Advisors Trust Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                  0.75%
Other Expenses                                                              0.53%
                                                                            -----
Total Annual Fund Expenses                                                  1.28%
Expense Reimbursement                                                      (0.28)%
                                                                           -------
Net Annual Fund Expenses9/                                                  1.00%

                                                       AIM V.I. Dent      AIM V.I. New    AIM V.I. Premier
                                                     Demographic Fund      Technology        Equity Fund
                                                     (Series I Shares)    Fund (Series    (Series I Shares)
                                                                           I Shares)
AIM Variable Insurance Funds Annual Expenses (as
a percentage of average net assets)
Management Fees (Investment Advisory Fees)                 0.85%             1.00%              0.60%
Other Expenses                                             0.59%             0.49%              0.25%
                                                           -----             -----              -----
Total Annual Fund Expenses                                 1.44%             1.49%              0.85%
Waiver of Fund Expenses                                   (0.14)%            (0.19)%             N/A%
                                                          -------            ------             ----
Net Annual Fund Expenses                                 1.30%10/           1.30%10/            0.85%

                                                            Seligman Capital     Seligman Communications
                                                               Portfolio        and Information Portfolio
Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                       0.40%                    0.75%
Rule 12b-1 Fees                                                  0.24%                    0.25%
Other Expenses                                                   0.30%                    0.18%
                                                                 -----                    -----
Total Annual Fund Expenses                                       0.94%                    1.18%
Waiver of Fund Expenses                                         (0.10)%11/                  N/A11/
                                                                -----                     ---
Net Annual Fund Expenses                                        0.84%11/                 1.18%11/
1/	Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
        0.86% for Emerging Growth Series       0.92% for Utilities Series

        0.89% for Research Series              0.90% for Strategic Income Series

        0.88% for Total Return Series          0.75% for Bond Series
2/	MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year:
          0.15% for Strategic Income Series      0.15% for Bond Series
These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.
3/	The investment adviser to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of .70%. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% $1 billion.
4/	The Fund did not pay or accrue the shareholder services fee on the Rule 12b-1 fee during the fiscal year ended December 31, 2001. The Fund has no present intention of paying or accruing the shareholder service fee during the fiscal year ending December 31, 2002. Accordingly, while the shareholder service fee is reflected as a deduction in the fee table, the fee is offset by the "waiver of fund expenses."
5/	The Adviser voluntarily reimbursed certain operating expenses of the Fund. The total other expenses paid by the Fund (after the voluntary reimbursement) was 1.55% for the fiscal year ended December 31, 2001.
6/	For Templeton Foreign Securities Fund and Franklin Small Cap Fund, the managers had agreed in advance to make estimated reductions of 0.01% and 0.08%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Without these reductions, the total annual fund operating expenses are estimated to be 1.16% and 1.09%, respectively.
7/	The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.
8/	The Fund administration fee is paid indirectly through the management fee.
9/	Pursuant to a written agreement the investment manager has voluntarily undertaken to waive fees and/or reimburse portfolio expenses so that the Total Annual Fund Expenses are limited to 1.00% of the portfolio's average net assets. The fee waiver and/or reimbursement is binding on the investment manager through May 31, 2003.
10/	The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expenses on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%.
11/	Effective November 16, 2001, the manager of Seligman Capital Portfolio and Seligman Communications and Information Portfolio has voluntarily agreed to reimburse "Other Expenses" of each Portfolio to the extent they exceed 0.40% per annum of average daily net assets. Previously, the manager reimbursed "Other Expenses" that exceeded 0.20% per annum of average daily net assets.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

Kansas City Life Insurance Company

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

We are a member of the Insurance Marketplace Standards Association (“IMSA”) and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

THE VARIABLE ACCOUNT AND THE FUNDS

Kansas City Life Variable Life Separate Account

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

The Funds

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

MFS® Variable Insurance TrustSM

         MFS Emerging Growth Series (Manager: MFS Investment Management®). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks and related securities of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

         MFS Research Series (Manager: MFS Investment Management®). The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected industries and then to securities within those industries.

         MFS Total Return Series (Manager: MFS Investment Management®). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

         MFS Utilities Series (Manager: MFS Investment Management®). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

         MFS Strategic Income Series, formerly known as, MFS Global Governments Series (Manager: MFS Investment Management®). The Strategic Income Series seeks to provide high current income by investing in fixed income securities. The Series invests, under normal market conditions, at least 65% of its total assets in fixed income securities.

         MFS Bond Series (Manager: MFS Investment Management®). The Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. The Series may purchase lower-rated or non-rated debt securities commonly known as "junk bonds", but focuses on investment grade bonds.

American Century Variable Portfolios

         American Century VP Capital Appreciation Portfolio (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

         American Century VP Income & Growth (Manager: American Century Investment Management, Inc.). American Century VP Income & Growth seeks dividend growth, current income, and capital appreciation. The fund will seek to achieve its investment objective by investing in common stocks.

         American Century VP International (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

         American Century VP Value (Manager: American Century Investment Management, Inc.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

Federated Insurance Series

         Federated American Leaders Fund II (Manager: Federated Investment Management Company). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, primarily common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

         Federated High Income Bond Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

         Federated International Small Company Fund II (Manager: Federated Global Investment Management Corp). The investment objective is to provide long-term growth of capital. The Fund pursues its investment objective by investing primarily in equity securities of foreign companies that have a market capitalization at the time of purchase of $5.0 billion or less.

         Federated Prime Money Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

Dreyfus Variable Investment Fund

         Appreciation Portfolio (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.). The portfolio seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals the portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

         Small Cap Portfolio (Manager: The Dreyfus Corporation). The portfolio seeks to maximize capital appreciation. To pursue this goal, the portfolio primarily invests in small-cap companies with the total market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalization grow and thus, at any given time, a substantial portion of the portfolio holdings may have market capitalization in excess of $2 billion. The investments may include common stocks, preferred stocks, and convertible stocks, including those issued in initial public offerings.

Dreyfus Stock Index Fund (Manager: The Dreyfus Corporation; Index Sub-Investment Advisor: Mellon Equity Associates).

         The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R)in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

The Dreyfus Socially Responsible Growth Fund, Inc. (Manager: The Dreyfus Corporation; Sub-Investment Adviser: NCM Capital Management Group, Inc.).

         The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards, and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. Morgan Series Trust II

         JPMorgan U.S. Disciplined Equity Portfolio (Manager: J.P. Morgan Investment Management Inc.). JPMorgan U.S. Disciplined Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The Portfolio invest at least 80% of the value of its Assets in large-and medium capitalization U.S. Companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

         JPMorgan Small Company Portfolio (Manager: J.P. Morgan Investment Management Inc.). The investment objective of JPMorgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 80% of the value of its assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

Franklin Templeton Variable Insurance Products Trust

         Templeton Foreign Securities Fund (Class 2) (Manager: Templeton Investment Counsel, LLC.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invests at least 80% of its net assets in the equity securities of companies located outside the United States, including those in emerging markets.

         Franklin Small Cap Fund (Class 2) (Manager: Franklin Advisers, Inc.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of U.S. small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase.

         Franklin Real Estate Fund (Class 2) (Manager: Franklin Advisers, Inc). The Fund's principal investment goal is capital appreciation. Its secondary goal is to earn current income. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies operating in the real estate sector.

         Templeton Developing Markets Securities Fund (Class 2) (Manager: Templeton Asset Management Ltd.). The Fund's investment goal is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in emerging market equity securities.

Calamos Advisors Trust

         Calamos Convertible Portfolio (Manager: Calamos Asset Management, Inc.). Calamos Convertible Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective. The Portfolio invests primarily in a diversified portfolio of convertible securities. These convertible securities may be either debt securities (bonds) or preferred stock that are convertible into common stock, and may be issued by both U.S. and foreign companies.

AIM Variable Insurance Funds

         AIM V.I. Dent Demographic Trends Fund (Series I Shares) (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

         AIM V.I. New Technology Fund (Series I Shares) (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing at least 65% of its total net assets in equity securities of technology and science companies.

         AIM V.I. Premier Equity Fund (Series I Shares) (Manager: A I M Advisors, Inc., formerly known as, AIM V.I. Value Fund). The investment objective is to achieve long-term growth of capital. Income is a secondary objective. The Fund seeks to meet its objectives by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to the equity market generally.

Seligman Portfolios, Inc.

         Seligman Capital Portfolio (Manager: J. & W. Seligman & Co. Incorporated). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

         Seligman Communications and Information Portfolio (Manager: J. & W. Seligman & Co. Incorporated). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, exclusive of government securities, short-term notes, and cash and cash equivalents, in securities of companies operating in the communications, information and related industries. The Portfolio generally invests at least 65% of its total assets in securities of companies engaged in these industries.

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES AND POLICIES.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premiums or transfers among the Subaccounts.

We (or our affiliates) may receive significant compensation from a Fund’s 12b-1 fees or from a Fund’s investment adviser (or its affiliates) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some Funds or their advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

Addition, Deletion or Substitution of Investments

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. Substitutions may be made with respect to existing investments or the investment of future premiums or both. We will not substitute any shares attributable to a Contract’s interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. Furthermore, we may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

  operate the Variable Account as a management investment company under the 1940 Act;
  de-register it under that Act if registration is no longer required; or
  combine it with other Kansas City Life separate accounts.

Voting Rights

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

  cause a change in sub-classification or investment objectives of one or more of the Portfolios;
  approve or disapprove an investment advisory agreement; or
  require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

PURCHASING A CONTRACT

Applying for a Contract

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. As long as the initial Premium accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums. We require only one Guaranteed Monthly Premium for Contracts when Premiums will be made under a pre-authorized payment or combined billing arrangement. (See "Premiums," page 18.)

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination. The currently available issue Ages are 0 through 80 on a non-tobacco user basis, 15 through 80 on a preferred non-tobacco user basis, and 15 through 80 on a tobacco user basis. (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.) We reserve the right to issue above age 80. Age is determined on the Contract Date based on the Insured's Age last birthday. The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue Ages 50 and above. Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

As the Owner of the Contract, you may exercise all rights provided. The Insured is the Owner unless a different Owner is named in the application. While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice. If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die. The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us. A change in Owner may have tax consequences. (See "Tax Considerations," page 48.)

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

Determination of Contract Date

In general, when applications are submitted with the required Premium, the Contract Date will be the same as that of the TIA. For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions to these rules described below.

Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.
Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)--Premium With Application
If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Government Allotment (GA) and Federal Allotment (FA)
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium the Contract Date will be the date we receive a full monthly allotment.
Conversions
If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

Free Look Right to Cancel Contract

You may cancel your Contract for a refund during your "free-look" period. You may also cancel an increase in Specified Amount that you have requested. The free look period expires 10 days after you receive your Contract or, for an increase in Specified Amount, your adjusted Contract.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning. If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract. (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.) If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

PREMIUMS

Premiums

The Contract is flexible with regard to the amount of Premiums you pay. When we issue the Contract we will establish a Planned Premium amount set by you. This amount is only an indication of your preference in paying Premiums. You may change this amount at any time. You may make additional Unscheduled Premiums at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such Premiums. There are requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct a Premium expense charge from all Premiums prior to allocating them to your Contract. (See "CHARGES AND DEDUCTIONS," page 22.)

         Minimum Premium Amounts. The minimum initial Premium Payment required is the least amount for which we will issue a Contract. This amount depends on a number of factors. These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make. (See "Planned Premiums," below.) Consult your Kansas City Life agent for information about the initial Premium required for the coverage you desire.

Each Premium after the initial Premium must be at least $25.

         Maximum Premium Information. Total Premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance. Modifying the Contract may require evidence of insurability. (See "Tax Considerations," page 48.)

Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See "Tax Considerations," page 48.)

We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums. (See "ALLOCATIONS AND TRANSFERS," page 19.)

         General Premium Information. We will not accept Premiums after the Maturity Date. You must make Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a Premium. (See "Contract Loans," page 28.)

         Planned Premiums. When applying for a Contract, you select a plan for paying Premiums. Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. You may elect to pay level Premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan. You can pay more or less than planned or skip a Planned Premium entirely. (See "Premiums to Prevent Lapse," page 19, and "Guaranteed Payment Period and Guaranteed Monthly Premium," below.) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.

         Guaranteed Payment Period and Guaranteed Monthly Premium. During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premiums are in line with the Guaranteed Monthly Premium requirement. For this guarantee to apply the total Premiums must be at least equal to the sum of:

  the amount of accumulated Guaranteed Monthly Premiums in effect; and
  additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for five years after the Contract Date. The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue Age, and sex. In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits. If you make a change to your Contract, we will:

  re-calculate the Guaranteed Monthly Premium;
  notify you of the new Guaranteed Monthly Premium; and
  amend your Contract to reflect the change.

         Premiums Upon Increase in Specified Amount. After an increase in the Specified Amount, we will calculate a new Guaranteed Monthly Premium and this amount will apply for the remainder of the Guaranteed Payment Period. We will notify you of the new Guaranteed Monthly Premium for this period. If an increase is made after the initial five Contract Years, there will be no Guaranteed Payment Period applicable. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums. (See "Changes in Specified Amount," page 27.)

Premiums to Prevent Lapse

Your Contract will lapse if there is insufficient value remaining in the Contract at the end of the Grace Period. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

         After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction. To prevent the Contract from terminating you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions. You must make this payment before the end of the Grace Period.

         During the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if:

  there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
  the Premiums paid are less than required to guarantee lapse won't occur during the Guaranteed Payment Period. (See "MINIMUM GUARANTEED AND CURRENT INTEREST RATES," page 21.)

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

  the amount to guarantee the Contract won't lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
  enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

         Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid. The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the Insured dies during the Grace Period, we will pay the Death Benefit Proceeds, but we will deduct any Monthly Deductions due. (See "Amount of Death Benefit Proceeds," page 26.) If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate. (See "Reinstatement," page 45.)

ALLOCATIONS AND TRANSFERS

Premium Allocations and Crediting

In the Contract application, you select how we will allocate Premiums (less Premium expense charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 51.) The change will apply to the Premiums received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount. If we receive any additional Premiums before the Reallocation Date, we will also allocate these premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you. The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. We won't credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium. If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your agent. We will not apply any Premium until we have received the Contract application and/or Premium from your agent.

Transfer Privilege

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

  the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
  we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
  we allow only one transfer each Contract Year from the Fixed Account;
  the amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount);
  we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 Transfer Processing Fee. Unused free transfers do not carry over to the next Contract Year. For the purpose of assessing the fee, we consider each Written Notice or telephone request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting such transfer. You may also make transfers by telephone if you have made the appropriate election at the time of application or have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 51. )

An excessive number of transfers, including short-term "market timing" transfers, may adversely affect the performance of the underlying Fund in which a Subaccount invests. If, in our sole opinion, a pattern of excessive transfers develops, we have the right not to process a transfer request. We also have the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain. We do not impose a charge for participation in this plan.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

  we have completed the designated number of transfers;
  the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
  you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you.

Portfolio Rebalancing Plan

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins. We do not impose a charge for participation in this plan.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone if you have provided proper authorization. Portfolio rebalancing will terminate when:

  you request any transfer unless you authorize a change in allocation at that time; or
  the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See “Transfer Privilege,” page 20.) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

Calculation of Fixed Account Value

Fixed Account Value is equal to:

  amounts allocated or transferred to the Fixed Account; plus interest credited; less
  amounts deducted, transferred or surrendered.

Delay of Payment

We have the right to delay payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive the request.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

Premium Expense Charge

We deduct a 6.35% Premium expense charge from each Premium. This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts. We apply Premiums to your Contract net of the Premium expense charge.

State premium tax rates vary from state and currently range between 0.50% and 3.50%. We may be subject to a retaliatory tax in some states so that the effective premium tax ranges from 2.0% to 3.5%. The Premium Processing Charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

Monthly Deduction

We will make Monthly Deductions to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date. On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See “Applying for a Contract,” page 16.) The Monthly Deduction consists of:

(1)     cost of insurance charges;

(2)     monthly expense charges; and

(3)     any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

         Cost of Insurance Charge. This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured’s Age at issue, sex, number of completed Contract Years, Specified Amount and risk class. We currently place Insureds in one of the following classes, based on underwriting:

  Standard Tobacco User
  Preferred Tobacco User
  Standard Non-tobacco User
  Preferred Non-tobacco User

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contracts. The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Cost of insurance rates for an Insured in a non-tobacco user standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class. Cost of insurance rates for an Insured in a non-tobacco user or tobacco user standard class are lower than guaranteed rates for an Insured of the same Age, sex and tobacco user class in a substandard class.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

         Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day. It is based on the Insured's Age, sex, number of completed Contract Years and risk class.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application. When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider. (See “Supplemental and/or Rider Benefits” page 45.) In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract. In the case of an increase under the Option to Increase Specified Amount Rider, the Insured’s risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract’s total Specified Amount immediately following the increase. The resulting percentage is the part of the Contract’s total net amount at risk that we attribute to the Specified Amount increase. We attribute the remaining percentage of the Contract’s total net amount at risk to the existing Specified Amount. (For example, if the Contract’s Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.) On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract’s total net amount of risk at that time, multiplied by the percentage calculated as described above. This percentage remains fixed until the Specified Amount is changed.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

         Legal Considerations Relating to Sex-Distinct Premiums and Benefits. Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates do not vary by sex.)

We also offer Contracts that do not distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that do not distinguish between males and females.

         Monthly Expense Charge. The monthly expense charge is part of the Monthly Deduction. We begin deducting the monthly expense charge from the Contract Value as of the Contract Date. (See "Applying for a Contract," page 16.) Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day. The monthly expense charge is made up of two parts:

(1)      a maintenance charge which is a level monthly charge that applies in all years. This charge is $7.50 per month and is guaranteed.

(2)     a per thousand charge which is guaranteed never to exceed $0.05 per thousand of Specified Amount per month. We currently are not charging the per thousand portion of the monthly expense charge.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

         Supplemental and/or Rider Benefit Charges. These charges are part of the Monthly Deduction and vary by the benefit. (See "Supplemental and/or Rider Benefits," page 45.)

Daily Mortality and Expense Risk Charge

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The charge is at an annual rate of 0.50% of net assets. The amount of this charge is guaranteed.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay Death Benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

Transfer Processing Fee

The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each telephone request or Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Surrender Charge

During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses. The surrender charge is based on the Specified Amount at issue. We calculate this charge by multiplying the surrender charge factor for the applicable Age and sex (as shown in Appendix A) by the surrender charge percentages for the Insured’s issue Age (as shown in Appendix B). We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.

The total surrender charge will not exceed the maximum surrender charge shown in your Contract. An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase. We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement. The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero. This will depend upon a number of factors, but is more likely if:

  Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
  if investment performance of the Subaccounts is too low.

The surrender charges calculated are applicable at the end of each Contract Year. After the first Contract Year, we will pro rate the surrender charges between Contract Years. However, after the end of the 15th Contract Year, there will be no surrender charge.

Partial Surrender Fee

We deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

Fund Expenses

The Fund deducts investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds.

Reduced Charges for Eligible Groups

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

  nature of the association and its organizational framework;
  method by which sales will be made to the members of the class;
  facility with which Premiums will be collected from the associated individuals;
  association's capabilities with respect to administrative tasks;
  anticipated persistency of the Contract;
  size of the class of associated individuals;
  number of years the association has been in existence; and
  any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

Other Tax Charge

We currently assess a charge to cover income and Premium taxes incurred as a result of the operations of the Subaccount. We reserve the right to assess increased charges for additional taxes against the Subaccounts based on future changes in tax codes.

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date (See Premiums to Prevent Lapse," page 19) and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 18, and "Grace Period," page 19.) However, we also offer an optional Guaranteed Minimum Death Benefit Rider which guarantees the Death Benefit provided certain requirements are met. (See "Supplemental and/or Rider Benefits," page 45.)

Bonus on Contract Value in the Variable Account

We may credit a bonus on amounts in the Variable Account that exceed $25,000. We will credit any bonus on each Monthly Anniversary Day. The monthly bonus equals 0.02083% (0.25% on an annualized basis) of the Variable Account Value that exceeds $25,000 at the end of each Contract Month. We pay these bonus amounts out of the savings we derive from the higher values of the contract and the contracts that have been in force for longer periods of time. We do not guarantee that we will credit the bonus.

Determining the Contract Value

On the Allocation Date the Contract Value is equal to the initial Premium less the Premium expense charge and the Monthly Deductions. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:

  performance of the selected Subaccounts;
  interest credited on amounts allocated to the Fixed Account;
  interest credited on amounts in the Loan Account;
  charges;
  transfers;
  partial surrenders; and
  loans and loan repayments.

         Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount. The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units credited to your Contract will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when:

  we take the allocated portion of the Monthly Deduction from the Subaccount;
  you make a loan;
  you transfer an amount from the Subaccount; or
  you take a partial surrender ( including the partial surrender fee) from the Subaccount.

         Accumulation Unit Values. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

         Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

         Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:

  all Premiums allocated to the Fixed Account; plus
  any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus interest credited on such Premiums and amounts transferred; less the amount of any transfers from the Fixed Account; less
  the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.

         Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

  amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.

Cash Surrender Value

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Loan Balance. (See “Premiums to Prevent Lapse,” page 19 and “Surrendering the Contract for Cash Surrender Value,” page 29.)

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured’s death. We may require return of the Contract. We will pay the Death Benefit Proceeds in a lump sum (See “Payment of Proceeds,” page 44) or, if you prefer, under a payment option (See “Payment Options,” page 30). We will pay the Death Benefit Proceeds to the Beneficiary. (See “Selecting and Changing the Beneficiary,” page 28.)

Amount of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the following:

  the Death Benefit under the Coverage Option selected calculated on the date of the Insured's death; plus any supplemental and/or rider benefits; plus
  any cost of insurance charges deducted beyond the date of death; minus any Loan Balance on that date; minus
  any past due Monthly Deductions if the date of death occurred during a Grace Period.

If the Guaranteed Minimum Death Benefit Rider is in effect, we guarantee the payment of the Death Benefit, regardless of the performance of the Subaccounts. (See “Supplemental and/or Rider Benefits”, page 45.)

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable. (See “Limits on Rights to Contest the Contract” and “Misstatement of Age or Sex,” page 44.)

If part or all of the Death Benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured’s death to the date of payment.

Coverage Options

You may choose one of three Coverage Options, which will be used to determine the Death Benefit:

  Option A: Death Benefit is the Specified Amount. Option A generally provides a level Death Benefit unless performance is very favorable and the applicable percentage calculation (described below) becomes applicable. The Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.
  Option B: Death Benefit is at least equal to the Specified Amount plus the Contract Value on the date of death. Thus, the Death Benefit will vary directly with the investment performance of the Contract Value, but will not fall below the Specified Amount.
  Option C: Death Benefit is at least equal to the Specified Amount plus the total Premiums paid on the date of death minus any partial surrenders (including partial surrender fee) made. The more premiums you pay and the less you withdraw, the larger the death benefit will be.

To see how and when investment performance may begin to affect the Death Benefit, see the illustrations beginning on page 31.

Under all three Coverage Options we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the Death Benefit is equal to this greater amount. The “applicable percentage” is 250% when the Insured is Age 40 or less. The percentage decreases each year after age 40 to 100% when the Insured has attained Age 95.

Initial Specified Amount and Coverage Option

The initial Specified Amount is set at the time the Contract is issued. You select the Coverage Option when you apply for the Contract. You may change the Specified Amount and Coverage Option, as discussed below.

Changes in Coverage Option

We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period. After any change, we require the Specified Amount to be at least $100,000 for issue Ages below 50 and $50,000 for issue Ages 50 and above. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

If the Coverage Option is Option B or Option C, it may be changed to Option A. The new Specified Amount will be the Death Benefit as of the effective date of the change. The Death Benefit will remain the same. The effective date of change will be the Monthly Anniversary Day on or next following the date we receive and approve your application for change.

If the Coverage Option is Option A or Option B you may not change it to Option C. Coverage Option C is only available at issue.

If the Coverage Option is Option A or Option C, you may change it to Option B subject to satisfactory evidence of insurability. The Specified Amount does not change. The new Death Benefit will be the Specified Amount plus the Contract Value as of the effective date of change. The effective date of change will be the Monthly Anniversary Day on or following the date we approve your application for change.

A change in Coverage Option may have tax consequences. (See “Tax Considerations,” page 48.) You should consult a tax adviser before changing the Coverage Option.

Changes in Specified Amount

You may increase or decrease the Specified Amount. We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months. If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations. We will make such a refund after the next Monthly Anniversary.

Changes in the Specified Amount may have tax consequences. You should consult a tax adviser before changing the Specified Amount.

         Decreases. We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages below 50 and $50,000 for Contracts that were issued at Ages 50 and above A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges. A decrease in the Specified Amount will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium.

(See "Surrender Charge," page 24.)

We have the right to decline a requested decrease in the Specified Amount in the following circumstances:

  to help ensure compliance with the guideline premium limitations;
  if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;
  if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

         Increases. In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability. We may decline an application for an increase.

Any increase in the Specified Amount must be at least $25,000. (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages below 50 and $50,000 for Ages 50 and above.) In addition, the Insured’s Age must be less than the current maximum issue Age for the Contracts. The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premiums:

  a change in Planned Premiums may be advisable. (See "Premiums Upon Increase in Specified Amount," page 18); and
  if a Guaranteed Payment Period is in effect, we will recalculate the Contract's Guaranteed Monthly Premium to reflect the increase. (See "Guaranteed Payment Period and Guaranteed Monthly Premium," page 19.) The new Guaranteed Monthly Premium will apply for the remainder of the Guaranteed Payment Period.

A new surrender charge and surrender charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase. (See “Surrender Charge,” page 24). For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract’s “free look” provisions. In such case, the amount refunded will be limited to those charges that are attributable to the increase. (See “Free Look Right to Cancel Contract,” page 17.)

Selecting and Changing the Beneficiary

You select the Beneficiary in your application. You may change a Beneficiary designation in accordance with the terms of the Contract. If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary’s consent to change the Beneficiary. The primary Beneficiary is the person entitled to receive the Death Benefit Proceeds under the Contract. If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Benefit Proceeds. If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

Contract Loans

You may borrow from your Contract while the Insured is living by submitting a Written Request to us. You may also make loans by telephone if you have provided proper authorization to us. (See “Telephone, Facsimile, Electronic Mail and Internet Authorizations,” page 51.) The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date your request is received and approved. We will send Loan Proceeds to you, usually within seven calendar days. (See “Payment of Proceeds,” page 44.)

         Interest. We will charge interest on any Loan Balance at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you do not pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.

         Loan Collateral. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan. On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on the Loan Balance and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

         Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan may be available. It is called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value less Premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain. You should consult a tax adviser if you are considering taking out a preferred loan.

         Loan Repayment. You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force. Each loan repayment must be at least $10. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will credit it as a Premium. (Premium expense charges do not apply to loan repayments, unlike Premiums.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.

         Effect of Contract Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. See "Tax Considerations," page 44, for a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding. In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible.

We will deduct the Loan Balance from any Death Benefit Proceeds. (See "Amount of Death Benefit Proceeds," page 26.)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge. We will send you notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. (See “Premiums to Prevent Lapse,” page 19.)

Surrendering the Contract for Cash Surrender Value

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request. A surrender charge may apply. (See “Surrender Charge,” page 24.) We may require return of the Contract. We will process a surrender request as of the date we receive your Written Request and all required documents. Generally we will make payment within seven calendar days. (See “Payment of Proceeds,” page 44.) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See “Payment Options” page 30.) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be able to later reinstate it. Surrenders may have adverse tax consequences. (See “Tax Considerations,” page 48.)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

Partial Surrenders

You may make partial surrenders under your Contract at any time subject to the conditions below. You must submit a Written Request to the Home Office. Each partial surrender must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. We will assess a partial surrender fee. (See “Partial Surrender Fee,” page 24.) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, “partial surrender amount”). We will reduce the Contract Value by the partial surrender amount as of the date we receive a Written Request for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis. Partial surrenders may have adverse tax consequences. (See “Tax Considerations,” page 48.)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the Death Benefit over the Specified Amount at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Specified Amount, we will not reduce the Specified Amount. We have the right to reject a partial surrender request if:

  the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
  the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.

If Coverage Option C is in effect, any partial surrenders will reduce the amount of total Premiums we use to calculate the Death Benefit. We will process partial surrender requests as of the date we receive your Written Request and generally we will make payment within seven calendar days. (See “Payment of Proceeds,” page 44.)

Maturity Benefit

The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force. The Maturity Date is the next Contract Anniversary following the Insured’s 100th birthday. The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

Payment Options

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract. Payment options are available for use with various types of Proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

         Option 1: Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the Proceeds and any unpaid interest in full at any time.

         Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. The present value of any unpaid installments may be withdrawn at any time.

         Option 3: Installments For a Specified Period. We pay Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

         Option 4: Life Income. We pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period which guarantees continued payments for the minimum amount of time selected, even if the payee dies before we make the guaranteed number of payments. One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

         Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

         Minimum Amounts. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

         Choice of Options. You may choose an option by written notice during the Insured's lifetime. If a payment option is not in effect at the Insured's death, the beneficiary may make a choice.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

Specialized Uses of the Contract

Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “Tax Considerations” on page 48.)

ILLUSTRATIONS

We have prepared the following tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. The tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if Planned Premiums were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The tables also show Premiums accumulated at 5% interest compounded annually.

Actual returns will fluctuate over time and will be both positive and negative. The actual values under the Contract could be significantly different from those shown even if actual returns averaged 0%, 6%, and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated premium.

Assumptions

The hypothetical investment rates of return are illustrative only. Do not assume they are representative of past or future investment rates of return. Actual rates of return for a particular Contract may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations you make, prevailing interest rates and rates of inflation. These illustrations assume that you allocate Premiums equally among the Subaccounts available under the Contract, and that you allocate no amounts to the Fixed Account. We have based these illustrations on the following assumptions:

  there are no Contract loans; and
  an annual Premium is paid at the beginning of each Contract Year. Values will be different if the Premiums are paid with a different frequency or in different amounts.

Charges Illustrated

The illustrations reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after-tax return of the selected Portfolios. The tables assume an average annual expense ratio of 0.97% of the average daily net assets of the Portfolios available under the Contracts. This average annual expense ratio is based on the expense ratios of each of the Portfolios for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Portfolio. This average annual expense ratio takes into account expense reimbursement arrangements to be in place for 2002 for some of the Portfolios. In the absence of the reimbursement arrangement for some of the Portfolios, the average annual expense ratio would be higher. Values illustrated would be lower if these reimbursement arrangements had not been taken into account. For information on the Portfolios’ expenses, see the Fee Table in this Prospectus and the prospectuses for the Funds and Portfolios accompanying this Prospectus.

In addition, the illustrations reflect the daily charge to the Variable Account for assuming mortality and expense risks, which is also equivalent to an annual charge of 0.50%. After deduction of Portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% corresponds to approximate net annual rates of –1.46%, 4.51% and 10.48%, respectively.

The illustrations also reflect the deduction of the Premium Expense Charge and the Monthly Deduction. The Monthly Deduction includes the cost of insurance charge. We have the contractual right to charge guaranteed maximum charges that are higher than our current cost of insurance charges. In addition, the bonus, which, if paid, would partially offset the Monthly Deduction, is not guaranteed and will be paid at our sole discretion. The current cost of insurance charges and payment of the bonus on Variable Account Values in excess of $25,000 and, alternatively, the guaranteed cost of insurance charges and nonpayment of the bonus, are reflected in separate illustrations on each of the following pages. The bonus is only applied in Contract Years in which the Variable Account Value exceeds $25,000. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume that there is no Loan Balance or charges for supplemental and/or rider benefits.

The illustrations are based on our sex distinct rates for non-tobacco users. Upon request, we will furnish you with a comparable illustration based upon the proposed Insured’s individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION A
USING CURRENT COST OF INSURANCE RATES
BONUS PAID
Male, Standard Non-tobacco User, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
       1        1,050         664         0    100,000        711        0    100,000      759          0     100,000
       2        2,153       1,310         0    100,000      1,447        0    100,000    1,590          0     100,000
       3        3,311       1,937         0    100,000      2,205       14    100,000    2,497        306     100,000
       4        4,527       2,543       352    100,000      2,986      795    100,000    3,488      1,297     100,000
       5        5,803       3,128       937    100,000      3,790    1,599    100,000    4,570      2,379     100,000
       6        7,143       3,689     1,717    100,000      4,616    2,644    100,000    5,752      3,781     100,000
       7        8,550       4,227     2,474    100,000      5,464    3,711    100,000    7,044      5,291     100,000
       8       10,028       4,740     3,206    100,000      6,334    4,800    100,000    8,455      6,922     100,000
       9       11,579       5,227     3,913    100,000      7,225    5,911    100,000    9,999      8,685     100,000
      10       13,208       5,703     4,608    100,000      8,154    7,058    100,000   11,705     10,609     100,000
      11       14,918       6,168     5,292    100,000      9,122    8,245    100,000   13,588     12,712     100,000
      12       16,714       6,622     5,921    100,000     10,131    9,430    100,000   15,670     14,969     100,000
      13       18,600       7,054     6,528    100,000     11,173   10,647    100,000   17,962     17,437     100,000
      14       20,580       7,462     7,111    100,000     12,245   11,895    100,000   20,484     20,134     100,000
      15       22,659       7,854     7,679    100,000     13,361   13,185    100,000   23,272     23,096     100,000
      20       34,719       9,488     9,488    100,000     19,545   19,545    100,000   42,732     42,732     100,000
      25       50,113       9,869     9,869    100,000     26,343   26,343    100,000   75,170     75,170     100,000
      30       69,761       8,398     8,398    100,000     33,863   33,863    100,000  129,274    129,274     155,129
------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION A
USING GUARANTEED COST OF INSURANCE RATES
NO BONUS PAID
Male, Standard Non-Tobacco User, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
      1         1,050           0         0     100,000        650       0    100,000      696          0     100,000
      2         2,153           0         0     100,000      1,321       0    100,000    1,456          0     100,000
      3         3,311           0         0     100,000      2,012       0    100,000    2,286        246     100,000
      4         4,527         269       352     100,000      2,722     682    100,000    3,190      1,150     100,000
      5         5,803         797       937     100,000      3,452   1,412    100,000    4,178      2,138     100,000
      6         7,143       1,507     1,717     100,000      4,201   2,365    100,000    5,254      3,418     100,000
      7         8,550       2,193     2,474     100,000      4,967   3,335    100,000    6,428      4,796     100,000
      8        10,028       2,855     3,206     100,000      5,751   4,323    100,000    7,711      6,283     100,000
      9        11,579       3,493     3,913     100,000      6,553   5,329    100,000    9,111      7,887     100,000
     10        13,208       4,103     4,608     100,000      7,372   6,352    100,000   10,640      9,620     100,000
     11        14,918       4,685     5,292     100,000      8,206   7,390    100,000   12,311     11,495     100,000
     12        16,714       5,195     5,921     100,000      9,055   8,402    100,000   14,138     13,486     100,000
     13        18,600       5,674     6,528     100,000      9,918   9,428    100,000   16,138     15,648     100,000
     14        20,580       6,119     7,111     100,000     10,793  10,466    100,000   18,327     18,000     100,000
     15        22,659       6,528     7,679     100,000     11,679  11,516    100,000   20,725     20,562     100,000
     20        34,719       7,207     9,488     100,000     16,127  16,127    100,000   36,677     36,677     100,000
     25        50,113       5,964     9,869     100,000     20,096  20,096    100,000   62,489     62,489     100,000
     30        69,761       1,715     8,398     100,000     22,455  22,455    100,000  105,608    105,608     126,730
------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION B
USING CURRENT COST OF INSURANCE RATES
BONUS PAID
Male, Standard Non-Tobacco User, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
      1          1,050        662          0    100,662         0         0   100,710       758          0    100,758
      2          2,153      1,306          0    101,306         0         0   101,443     1,585          0    101,585
      3          3,311      1,929          0    101,929         5        14   102,196     2,486        295    102,486
      4          4,527      2,529        338    102,529       779       795   102,970     3,469      1,278    103,469
      5          5,803      3,107        916    103,107     1,574     1,599   103,765     4,539      2,348    104,539
      6          7,143      3,660      1,688    103,660     2,606     2,644   104,578     5,704      3,732    105,704
      7          8,550      4,187      2,434    104,187     3,657     3,711   105,410     6,971      5,218    106,971
      8         10,028      4,687      3,153    104,687     4,725     4,800   106,259     8,352      6,818    108,352
      9         11,579      5,159      3,845    105,159     5,811     5,911   107,126     9,855      8,540    109,855
     10         13,208      5,618      4,523    105,618     6,929     7,058   108,025    11,509     10,413    111,509
     11         14,918      6,065      5,188    106,065     8,082     8,245   108,958    13,329     12,453    113,329
     12         16,714      6,498      5,797    106,498     9,226     9,430   109,927    15,334     14,633    115,334
     13         18,600      6,909      6,383    106,909    10,396    10,647   110,922    17,531     17,005    117,531
     14         20,580      7,291      6,941    107,291    11,589    11,895   111,939    19,935     19,584    119,935
     15         22,659      7,657      7,482    107,657    12,816    13,185   112,992    22,579     22,404    122,579
     20         34,719      9,115      9,115    109,115    18,686    19,545   118,686    40,654     40,654    140,654
     25         50,113      9,179      9,179    109,179    24,304    26,343   124,304    69,141     69,141    169,141
     30         69,761      7,239      7,239    107,239    29,393    33,863   129,393   113,961    113,961    213,961
-----------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION B
USING GUARANTEED COST OF INSURANCE RATES
NO BONUS PAID
Male, Standard Non-Tobacco User, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
      1         1,050         603          0    100,603        648         0  100,648       694         0     100,694
      2         2,153       1,188          0    101,188      1,317         0  101,317     1,452         0     101,452
      3         3,311       1,753          0    101,753      2,003         0  102,003     2,276        85     102,276
      4         4,527       2,296        105    102,296      2,707       516  102,707     3,172       981     103,172
      5         5,803       2,818        627    102,818      3,429     1,238  103,429     4,148     1,957     104,148
      6         7,143       3,316      1,344    103,316      4,165     2,193  104,165     5,209     3,237     105,209
      7         8,550       3,788      2,035    103,788      4,917     3,164  104,917     6,361     4,609     106,361
      8        10,028       4,235      2,701    104,235      5,683     4,149  105,683     7,615     6,081     107,615
      9        11,579       4,654      3,339    104,654      6,462     5,147  106,462     8,977     7,662     108,977
     10        13,208       5,044      3,949    105,044      7,252     6,157  107,252    10,458     9,362     110,458
     11        14,918       5,403      4,527    105,403      8,052     7,175  108,052    12,067    11,190     112,067
     12        16,714       5,729      5,028    105,729      8,859     8,158  108,859    13,815    13,113     113,815
     13        18,600       6,021      5,495    106,021      9,672     9,146  109,672    15,714    15,188     115,714
     14        20,580       6,276      5,925    106,276     10,488    10,137  110,488    17,778    17,427     117,778
     15        22,659       6,491      6,316    106,491     11,303    11,128  111,303    20,019    19,844     120,019
     20        34,719       6,795      6,795    106,795     15,161    15,161  115,161    34,389    34,389     134,389
     25        50,113       5,234      5,234    105,234     17,850    17,850  117,850    55,601    55,601     155,601
     30        69,761         690        690    100,690     17,649    17,649  117,649    86,437    86,437     186,437
----------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION C
USING CURRENT COST OF INSURANCE RATES
BONUS PAID
Male, Standard Non-Tobacco User, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
      1         1,050          662          0  101,000         710        0   101,000       757          0   101,000
      2         2,153        1,305          0  102,000       1,441        0   102,000     1,584          0   102,000
      3         3,311        1,926          0  103,000       2,193        2   103,000     2,484        293   103,000
      4         4,527        2,524        333  104,000       2,965      774   104,000     3,465      1,274   104,000
      5         5,803        3,098        907  105,000       3,757    1,566   105,000     4,534      2,343   105,000
      6         7,143        3,646      1,674  106,000       4,567    2,595   106,000     5,697      3,725   106,000
      7         8,550        4,166      2,413  107,000       5,394    3,641   107,000     6,963      5,210   107,000
      8        10,028        4,658      3,125  108,000       6,238    4,704   108,000     8,343      6,809   108,000
      9        11,579        5,120      3,806  109,000       7,098    5,783   109,000     9,847      8,532   109,000
     10        13,208        5,568      4,472  110,000       7,989    6,894   110,000    11,503     10,408   110,000
     11        14,918        6,000      5,124  111,000       8,914    8,038   111,000    13,330     12,453   111,000
     12        16,714        6,418      5,717  112,000       9,875    9,174   112,000    15,344     14,643   112,000
     13        18,600        6,810      6,285  113,000      10,860   10,334   113,000    17,555     17,029   113,000
     14        20,580        7,171      6,821  114,000      11,867   11,516   114,000    19,981     19,630   114,000
     15        22,659        7,513      7,338  115,000      12,908   12,732   115,000    22,655     22,480   115,000
     20        34,719        8,789      8,789  120,000      18,538   18,538   120,000    41,155     41,155   120,000
     25        50,113        8,409      8,409  125,000      24,074   24,074   125,000    71,408     71,408   125,000
     30        69,761        5,418      5,418  130,000      29,050   29,050   130,000   122,285    122,285   146,742
----------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION C
USING GUARANTEED COST OF INSURANCE RATES
NO BONUS PAID
Male, Standard Non-Tobacco User, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
      1         1,050         603          0    101,000        648        0   101,000      694           0    101,000
      2         2,153       1,187          0    102,000      1,316        0   102,000    1,450           0    102,000
      3         3,311       1,749          0    103,000      2,000        0   103,000    2,273          82    103,000
      4         4,527       2,290         99    104,000      2,701      510   104,000    3,168         977    104,000
      5         5,803       2,808        617    105,000      3,419    1,228   105,000    4,141       1,950    105,000
      6         7,143       3,299      1,327    106,000      4,151    2,179   106,000    5,198       3,227    106,000
      7         8,550       3,764      2,011    107,000      4,897    3,144   107,000    6,348       4,595    107,000
      8        10,028       4,202      2,668    108,000      5,655    4,122   108,000    7,598       6,064    108,000
      9        11,579       4,609      3,295    109,000      6,426    5,111   109,000    8,958       7,643    109,000
     10        13,208       4,986      3,890    110,000      7,206    6,110   110,000   10,437       9,342    110,000
     11        14,918       5,327      4,451    111,000      7,993    7,117   111,000   12,046      11,170    111,000
     12        16,714       5,632      4,931    112,000      8,786    8,084   112,000   13,797      13,096    112,000
     13        18,600       5,898      5,372    113,000      9,581    9,056   113,000   15,704      15,178    113,000
     14        20,580       6,122      5,772    114,000     10,377   10,027   114,000   17,781      17,431    114,000
     15        22,659       6,301      6,126    115,000     11,170   10,995   115,000   20,045      19,870    115,000
     20        34,719       6,280      6,280    120,000     14,840   14,840   120,000   34,798      34,798    120,000
     25        50,113       3,907      3,907    125,000     17,090   17,090   125,000   57,728      57,728    125,000
     30        69,761           0          0          0     15,711   15,711   130,000   94,866      94,866    130,000
----------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION A
USING CURRENT COST OF INSURANCE RATES
BONUS PAID
Female, Standard Non-Tobacco User, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
     1          1,050          685           0   100,000       734         0   100,000       782         0     100,000
     2          2,153        1,352           0   100,000     1,491         2   100,000     1,637       148     100,000
     3          3,311        1,998           0   100,000     2,273       233   100,000     2,571       531     100,000
     4          4,527        2,624         584   100,000     3,078     1,038   100,000     3,591     1,551     100,000
     5          5,803        3,228       1,188   100,000     3,907     1,867   100,000     4,706     2,666     100,000
     6          7,143        3,808       1,972   100,000     4,759     2,923   100,000     5,923     4,087     100,000
     7          8,550        4,376       2,744   100,000     5,646     4,014   100,000     7,266     5,634     100,000
     8         10,028        4,933       3,505   100,000     6,570     5,142   100,000     8,748     7,320     100,000
     9         11,579        5,478       4,254   100,000     7,534     6,310   100,000    10,384     9,160     100,000
    10         13,208        6,012       4,992   100,000     8,539     7,519   100,000    12,192    11,172     100,000
    11         14,918        6,534       5,718   100,000     9,587     8,771   100,000    14,189    13,373     100,000
    12         16,714        7,046       6,393   100,000    10,680    10,027   100,000    16,396    15,744     100,000
    13         18,600        7,541       7,052   100,000    11,816    11,326   100,000    18,831    18,342     100,000
    14         20,580        8,021       7,694   100,000    12,995    12,669   100,000    21,519    21,193     100,000
    15         22,659        8,483       8,320   100,000    14,221    14,058   100,000    24,486    24,323     100,000
    20         34,719       10,532      10,532   100,000    21,107    21,107   100,000    45,264    45,264     100,000
    25         50,113       12,005      12,005   100,000    29,603    29,603   100,000    80,169    80,169     104,219
    30         69,761       12,588      12,588   100,000    40,010    40,010   100,000   138,334   138,334     166,001
-----------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION A
USING GUARANTEED COST OF INSURANCE RATES
NO BONUS PAID
Female, Standard Non-Tobacco User, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
      1         1,050          626          0   100,000       672         0    100,000      719          0   100,000
      2         2,153        1,234          0   100,000     1,366         0    100,000    1,503         14   100,000
      3         3,311        1,822          0   100,000     2,079        39    100,000    2,359        319   100,000
      4         4,527        2,390        350   100,000     2,814       774    100,000    3,293      1,253   100,000
      5         5,803        2,938        898   100,000     3,569     1,529    100,000    4,313      2,273   100,000
      6         7,143        3,462      1,626   100,000     4,343     2,507    100,000    5,425      3,589   100,000
      7         8,550        3,963      2,331   100,000     5,137     3,505    100,000    6,638      5,006   100,000
      8        10,028        4,440      3,012   100,000     5,950     4,522    100,000    7,965      6,537   100,000
      9        11,579        4,895      3,671   100,000     6,786     5,562    100,000    9,416      8,192   100,000
     10        13,208        5,327      4,307   100,000     7,644     6,624    100,000   11,007      9,987   100,000
     11        14,918        5,736      4,920   100,000     8,525     7,709    100,000   12,751     11,935   100,000
     12        16,714        6,121      5,468   100,000     9,430     8,777    100,000   14,665     14,012   100,000
     13        18,600        6,480      5,990   100,000    10,357     9,867    100,000   16,766     16,277   100,000
     14        20,580        6,813      6,486   100,000    11,307    10,981    100,000   19,075     18,748   100,000
     15        22,659        7,117      6,954   100,000    12,280    12,117    100,000   21,613     21,449   100,000
     20        34,719        8,123      8,123   100,000    17,434    17,434    100,000   38,685     38,685   100,000
     25        50,113        8,106      8,106   100,000    23,040    23,040    100,000   66,804     66,804   100,000
     30        69,761        6,552      6,552   100,000    28,892    28,892    100,000  113,675    113,675   136,410
---------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION B
USING CURRENT COST OF INSURANCE RATES
BONUS PAID
Female, Standard Non-Tobacco User, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
      1        1,050             684         0   100,000       732         0  100,732       759          0    100,781
      2        2,153           1,348         0   100,000     1,488         0  101,488     1,590        143    101,633
      3        3,311           1,991         0   100,000     2,264       224  102,264     2,497        521    102,561
      4        4,527           2,612       572   100,000     3,063     1,023  103,063     3,488      1,533    103,573
      5        5,803           3,209     1,169   100,000     3,883     1,843  103,883     4,570      2,637    104,677
      6        7,143           3,781     1,945   100,000     4,723     2,887  104,723     5,752      4,042    105,878
      7        8,550           4,340     2,708   100,000     5,596     3,964  105,596     7,044      5,568    107,200
      8       10,028           4,885     3,457   100,000     6,503     5,075  106,503     8,455      7,226    108,654
      9       11,579           5,418     4,194   100,000     7,446     6,222  107,446     9,999      9,033    110,257
     10       13,208           5,938     4,918   100,000     8,426     7,406  108,426    11,705     11,002    112,022
     11       14,918           6,446     5,630   100,000     9,446     8,630  109,446    13,588     13,150    113,966
     12       16,714           6,941     6,288   100,000    10,506     9,853  110,506    15,670     15,457    116,109
     13       18,600           7,418     6,928   100,000    11,603    11,113  111,603    17,962     17,976    118,465
     14       20,580           7,877     7,550   100,000    12,738    12,411  112,738    20,484     20,730    121,057
     15       22,659           8,317     8,154   100,000    13,911    13,748  113,911    23,272     23,743    123,906
     20       34,719          10,221    10,221   100,000    20,396    20,396  120,396    42,732     43,588    143,588
     25       50,113          11,470    11,470   100,000    28,023    28,023  128,023    75,170     75,695    175,695
     30       69,761          11,704    11,704   100,000    36,789    36,789  136,789   129,274    127,984    227,984
----------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION B
USING GUARANTEED COST OF INSURANCE RATES
NO BONUS PAID
Female, Standard Non-Tobacco User, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
       1         1,050          664          0   100,000       711        0   100,000        759          0   100,000
       2         2,153        1,310          0   100,000     1,447        0   100,000      1,590          0   100,000
       3         3,311        1,937          0   100,000     2,205       14   100,000      2,497        306   100,000
       4         4,527        2,543        352   100,000     2,986      795   100,000      3,488      1,297   100,000
       5         5,803        3,128        937   100,000     3,790    1,599   100,000      4,570      2,379   100,000
       6         7,143        3,689      1,717   100,000     4,616    2,644   100,000      5,752      3,781   100,000
       7         8,550        4,227      2,474   100,000     5,464    3,711   100,000      7,044      5,291   100,000
       8        10,028        4,740      3,206   100,000     6,334    4,800   100,000      8,455      6,922   100,000
       9        11,579        5,227      3,913   100,000     7,225    5,911   100,000      9,999      8,685   100,000
      10        13,208        5,703      4,608   100,000     8,154    7,058   100,000     11,705     10,609   100,000
      11        14,918        6,168      5,292   100,000     9,122    8,245   100,000     13,588     12,712   100,000
      12        16,714        6,622      5,921   100,000    10,131    9,430   100,000     15,670     14,969   100,000
      13        18,600        7,054      6,528   100,000    11,173   10,647   100,000     17,962     17,437   100,000
      14        20,580        7,462      7,111   100,000    12,245   11,895   100,000     20,484     20,134   100,000
      15        22,659        7,854      7,679   100,000    13,361   13,185   100,000     23,272     23,096   100,000
      20        34,719        9,488      9,488   100,000    19,545   19,545   100,000     42,732     42,732   100,000
      25        50,113        9,869      9,869   100,000    26,343   26,343   100,000     75,170     75,170   100,000
      30        69,761        8,398      8,398   100,000    33,863   33,863   100,000    129,274    129,274   155,129
----------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION C
USING CURRENT COST OF INSURANCE RATES
BONUS PAID
Female, Standard Non-Tobacco User, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
      1          1,050         684         0    101,000       710         0  101,000       757           0    101,000
      2          2,153       1,347         0    102,000     1,441         0  102,000     1,584           0    102,000
      3          3,311       1,989         0    103,000     2,193         2  103,000     2,484         293    103,000
      4          4,527       2,607       567    104,000     2,965       774  104,000     3,465       1,274    104,000
      5          5,803       3,201     1,161    105,000     3,757     1,566  105,000     4,534       2,343    105,000
      6          7,143       3,769     1,933    106,000     4,567     2,595  106,000     5,697       3,725    106,000
      7          8,550       4,322     2,690    107,000     5,394     3,641  107,000     6,963       5,210    107,000
      8         10,028       4,861     3,433    108,000     6,238     4,704  108,000     8,343       6,809    108,000
      9         11,579       5,387     4,163    109,000     7,098     5,783  109,000     9,847       8,532    109,000
     10         13,208       5,898     4,878    110,000     7,989     6,894  110,000    11,503      10,408    110,000
     11         14,918       6,396     5,580    111,000     8,914     8,038  111,000    13,330      12,453    111,000
     12         16,714       6,880     6,227    112,000     9,875     9,174  112,000    15,344      14,643    112,000
     13         18,600       7,344     6,855    113,000    10,860    10,334  113,000    17,555      17,029    113,000
     14         20,580       7,788     7,462    114,000    11,867    11,516  114,000    19,981      19,630    114,000
     15         22,659       8,212     8,049    115,000    12,908    12,732  115,000    22,655      22,480    115,000
     20         34,719       9,992     9,992    120,000    18,538    18,538  120,000    41,155      41,155    120,000
     25         50,113      11,008    11,008    125,000    24,074    24,074  125,000    71,408      71,408    125,000
     30         69,761      10,774    10,774    130,000    29,050    29,050  130,000   122,285     122,285    146,742
----------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

$1,000 ANNUAL PREMIUM
$100,000 SPECIFIED AMOUNT
COVERAGE OPTION C
USING GUARANTEED COST OF INSURANCE RATES
NO BONUS PAID
Female, Standard Non-Tobacco, Age 35

-----------------------------------------------------------------------------------------------------------------------
                                0% Hypothetical Gross      6% Hypothetical Gross          12% Hypothetical Gross
                                  Investment Return          Investment Return              Investment Return
-------- ----------------- -----------------------------  ---------------------------  --------------------------------
End of   Premiums          Contract  Cash      Death      Contract Cash       Death    Contract  Cash        Death
Contract Accumulated at 5% Value     Surrender Benefit    Value    Surrender  Benefit  Value     Surrender   Benefit
Year     Interest per Year           Value                         Value                         Value
-------- ----------------- --------- --------- ---------  -------- --------- --------- ---------- ---------  ----------
     1          1,050          624          0    101,000        671       0   101,000        717         0    101,000
     2          2,153        1,229          0    102,000      1,361       0   102,000      1,498         9    102,000
     3          3,311        1,812          0    103,000      2,069      29   103,000      2,348       308    103,000
     4          4,527        2,373        333    104,000      2,795     755   104,000      3,273     1,233    104,000
     5          5,803        2,911        871    105,000      3,539   1,499   105,000      4,280     2,240    105,000
     6          7,143        3,423      1,587    106,000      4,299   2,463   106,000      5,375     3,539    106,000
     7          8,550        3,908      2,276    107,000      5,073   3,441   107,000      6,566     4,934    107,000
     8         10,028        4,366      2,938    108,000      5,863   4,435   108,000      7,863     6,435    108,000
     9         11,579        4,797      3,573    109,000      6,670   5,446   109,000      9,277     8,053    109,000
    10         13,208        5,202      4,182    110,000      7,493   6,473   110,000     10,823     9,803    110,000
    11         14,918        5,579      4,763    111,000      8,332   7,516   111,000     12,511    11,695    111,000
    12         16,714        5,926      5,273    112,000      9,186   8,534   112,000     14,357    13,705    112,000
    13         18,600        6,242      5,752    113,000     10,055   9,565   113,000     16,377    15,887    113,000
    14         20,580        6,525      6,199    114,000     10,936  10,610   114,000     18,587    18,261    114,000
    15         22,659        6,773      6,609    115,000     11,829  11,666   115,000     21,008    20,845    115,000
    20         34,719        7,344      7,344    120,000     16,340  16,340   120,000     37,073    37,073    120,000
    25         50,113        6,530      6,530    125,000     20,678  20,678   125,000     62,962    62,962    125,000
    30         69,761        3,518      3,518    130,000     24,077  24,077   130,000    105,949   105,949    130,000
----------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we, nor any Fund, can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

OTHER CONTRACT BENEFITS AND PROVISIONS

Limits on Rights to Contest the Contract

         Incontestability. After the Contract has been in force during the Insured's lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured’s lifetime for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

         Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Loan Balance.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

Changes in the Contract or Benefits

         Misstatement of Age or Sex. If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

(1)    the cost of insurance deductions that have been made; and

(2)      the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

Other Changes. Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

(1)     make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,

(2)     assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,

(3)     reflect a change in the operation of the Variable Account; or

(4)     provide additional Variable Account and/or fixed accumulation options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

Payment of Proceeds

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Benefit Proceeds as of the date of the Insured’s death. But we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:

(1)    the New York Stock Exchange is closed for other than a regular holiday or weekend;

(2)     trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or

(3)    the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

Generations Legacy Account. We will pay Death Benefit Proceeds through the Generations Legacy Account. The Generations Legacy Account is an interest-bearing checking account at Generations Bank, an affiliate of Kansas City Life. We will forward a checkbook to the Owner or beneficiary within 7 calendar days of a scheduled payout. Interest accrues daily and is paid monthly in the Generations Legacy Account. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Death Benefit Proceeds by writing a check on the account. We pay interest on Death Benefit Proceeds from the date of death to the date the Generations Legacy Account is opened. Generations Bank is a member of the Federal Deposit Insurance Corporation (FDIC). Each account is insured up to the limit established by the FDIC.

We will pay Death Benefit Proceeds through the Generations Legacy Account when the Proceeds are paid to an individual.

Reports to Contract Owners

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

Assignment

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Loan Balance. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

Reinstatement

If your Contract lapses, you may reinstate it within two years (or longer period if required by state law) after lapse and before the Maturity Date. Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability. See your Contract for further information.

Supplemental and/or Rider Benefits

The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

Guaranteed Minimum Death Benefit Rider (GMDB)
Issue Ages: Same as Contract; only available at issue
This rider guarantees the payment of the Death Benefit Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts. In order for this guarantee to apply, this rider must still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.
There is no charge for this rider, but it must be requested at issue of the Contract.
The Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Guaranteed Minimum Death Benefit Rider will remain in effect. The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect. This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day. The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders each accumulated at the guaranteed interest rate applicable to the Fixed Account, to the date the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is tested.
This benefit will only guarantee that the Contract Death Benefit will remain in force. This benefit does not guarantee that any other rider benefits will remain in force. All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.
If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:
(1) terminate any other riders attached to this Contract and keep the Death Benefit in force under the terms of this Guaranteed Minimum Death Benefit Rider; or
(2) pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.
If one of the above options are not selected, we will terminate your Contract and all riders.
If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default. We will send you notice of the Premium required to maintain the rider. We will provide a notice period of 61 days to pay the Premium and maintain the rider. The period begins on the date that we mail the notice. The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium. If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.
You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force. Reinstatement requires:
(1) a Written Request to reinstate the rider;
(2) evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
(3) payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.
We have the right to deny reinstatement of the rider more than once during the life of the Contract.
This benefit terminates on the earlier of:
(1) the date the contract terminates for any reason;
(2) the date you cancel this rider;
(3) the Insured's Age 65; or
(4) when the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.
You may cancel this rider at any time. The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request. We may require that the Contract be submitted for endorsement to show the cancellation.
Disability Continuance of Insurance (DCOI)
Issue Ages: 15-55, renewal through age 59
This rider covers the Contract’s Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.
Disability Premium Benefit Rider (DPB)
Issue Ages: 15-55, renewal through 59
This rider provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured. The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before age 60. Benefits under this rider continue until the Insured is no longer totally disabled.
Accidental Death Benefit (ADB)
Issue Ages: 5-60
This rider provides for the payment of an additional amount of insurance in the event of accidental death. The rider terminates when the Insured attains age 70.
Option to Increase Specified Amount (Assured Insurability - AI)
Issue Ages: 0-38
This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider Contract for the specific dates.
Spouse's Term Insurance (STI)
Issue Ages: 15-50 (Spouse's age)
This rider provides decreasing term insurance on the Insured’s spouse. The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased. The amount of insurance per unit of coverage is based on the Insured Spouse’s attained age. A table specifying the amount of insurance per unit of coverage is in the rider contract.
Children's Term Insurance (CTI)
Issue Ages: 14 Days - 17 Years (Children's ages)
This rider provides level term insurance on each Insured Child. This term insurance continues until the Contract anniversary on which the Insured Child’s attained age is 25. The rider expires on the Contract Anniversary on which the Insured is age 65.
Other Insured Term Insurance (OI)
Issue Ages: 0-65 (Other Insured's age)
This rider provides level yearly renewable term coverage on the Insured, the Insured’s spouse, and/or children. The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is Age 95 unless an earlier date is requested. The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.
Additional Life Insurance Rider (ALI) Issue Ages: 0-80
This rider provides level yearly renewable term coverage on the Insured, which counts towards the Death Benefit corridor. The minimum issue limit is $25,000. The maximum term insurance coverage, including Other Insured coverage on the primary Insured, is five times the Specified Amount. This term insurance may be converted to a new permanent contract at any time the rider is in force without evidence of insurability. If the contract has Accidental Death Benefit coverage, it is also available on this rider.
Maturity Extension Rider (MER)
Issue Ages: No restrictions
This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years. The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain. You should consult a tax adviser as to such consequences.
Accelerated Death Benefit/Living Benefits Rider (LBR)
Issue Ages: No restrictions
This rider provides you the opportunity to receive an accelerated payment of all or part of the Contract’s Death Benefit Proceeds (adjusted to reflect current value) when the Insured is either terminally ill or receives care in an eligible nursing home. The rider provides for two accelerated payment options:
  Terminal Illness Option: This option is available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for 12 months.
  Nursing Home Option: This option is available after the Insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the Insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit you select as an Accelerated Death Benefit. You may elect to receive the benefit in a single sum or receive equal, monthly payments for a specified number of years (not less than two) depending upon the age of the Insured. Under both options, the Death Benefit Proceeds and associated values will be reduced at the time the benefit is initially calculated.
We can furnish you details about the amount of accelerated Death Benefit Proceeds available to you if you are eligible and the adjusted Premiums that would be in effect if less than the entire Death Benefit Proceeds are accelerated.
When you request an acceleration of a portion of the Death Benefit Proceeds under this rider you may direct how we deduct the amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the payment amount from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis. (See "Minimum Guaranteed and Current Interest Rates" page 20.)
You are not eligible for this benefit if you are required by law or a government agency to:

(1)      exercise this option to satisfy the claims of creditors, or

(2)     exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

You should know that electing to use the Accelerated Death Benefit could have adverse tax consequences. You should consult a tax adviser before electing to receive this benefit.
There is no charge for this rider.

The Other Insured Term Insurance and Additional Life Insurance riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount. However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for non-tobacco users and one risk class for tobacco users. The non-tobacco cost of insurance rates for this rider are generally between the Contract's preferred and standard non-tobacco rates. The tobacco cost of insurance rates are near the Contract's tobacco rates. The cost of insurance rates for the Additional Life Insurance Rider are generally lower than the Contract's rates. In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount. In addition, sales representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Consult your sales representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits. Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information or contact the Home Office.

Tax Considerations

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Contract

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of an Owner to allocate Premiums and Contract Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Variable Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of a pro rata share of the assets of the Subaccounts.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Contract Benefits

         In General. We believe that the Death Benefit under a Contract should generally be excludible from the gross income of the beneficiary.

Generally, the Owner will not be taxed on increases in the Contract Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

         Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Contracts as to Premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of Premiums paid during the first seven Contract years. Certain changes in a Contract after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent adviser to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

         Distributions (Other Than Death Benefits) from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

(1)	All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.
(2)	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

         Distributions (Other Than Death Benefits) from Contracts that are not Modified Endowment Contracts. Distributions (other than Death Benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

         Investment in the Contract. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

         Contract Loans. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is cancelled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

         Multiple Contracts. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

         Withholding. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         Continuation of the Contract Beyond Age 100. The tax consequences of continuing the Contract beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured's 100th year.

         Business Uses of the Contracts. The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

         Accelerated Death Benefit/Living Benefits Rider. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit/Living Benefits Rider are unclear. A tax adviser should be consulted about the consequences of adding this rider to a Contract or requesting payment under this rider.

         Other Tax Considerations. The transfer of the Contract or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of Proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Our Income Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the Premium expense charge that we incur that may be attributable to the Subaccounts or to the Contracts). We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

Sale of the Contracts

We will offer the Contracts to the public on a continuous basis. We do not plan to discontinue offering of the Contracts, but we have the right to do so. Currently, the Contracts will be offered in all states except New Jersey, New York and Vermont. Applications for Contracts are solicited by agents appointed by us who are licensed by state insurance authorities to sell our variable life contracts. They are generally registered representatives of Sunset Financial Services, Inc. ("Sunset Financial"), one of our wholly-owned subsidiaries. They are registered with the National Association of Securities Dealers, Inc. ("NASD") and with the states in which they do business. It is also possible that these agents are instead registered representatives of broker-dealers who have entered into written sales agreements with Sunset Financial. Sunset Financial is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

Sunset Financial, incorporated on October 18, 1968, acts as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Variable Account as described in an Underwriting Agreement dated September 27, 1995 between Kansas City Life and Sunset Financial. Sunset Financial is not obligated to sell any specific number of Contracts. Sunset Financial's principal business address is P.O. Box 219365, Kansas City, Missouri 64121-9364.

Sunset Financial may pay registered representatives commissions on a Contract they sell based on the Premiums paid. The maximum first year commission that may be paid is 85% of a portion of the Premium payment. The actual amount paid to the registered representatives will vary with the sales agreement they have with Sunset Financial. In certain circumstances Sunset Financial may pay additional compensation, other allowances, bonuses or overrides. The amount paid to the registered representative will also depend on the policy year of the contract. Typically higher compensation is paid in the first year, with a reduced amount paid in subsequent years. Compensation may also be paid in the form of non-cash compensation subject to applicable regulatory requirements.

Sunset Financial does not retain any override as distributor for the Contracts. However, Sunset Financial's operating and other expenses are paid for by Kansas City Life. Also, Sunset Financial receives 12b-1 fees from Franklin Templeton Fund.

Because registered representatives of Sunset Financial are also agents of Kansas City Life, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

When policies are sold through other broker-dealers that have entered into selling agreements with Sunset Financial Services, the commission paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Kansas City Life's representatives. Selling firms may retain a portion of commissions. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved expenses. The broker-dealers will be compensated as provided in the selling agreements and Sunset Financial Services, Inc. will reimburse Kansas City Life for such amounts and for certain other direct expenses in connection with marketing the Contracts through other broker-dealers.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the policy owners or the Variable Account.

Telephone, Facsimile, Electronic Mail and Internet Authorizations

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

  transfer of Contract Value;
  change in Premium allocation;
  change in dollar cost averaging;
  change in portfolio rebalancing; or
  Contract loan

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received before 3:00 CST at customerservice@kclife.com will be processed on the applicable Valuation Day. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Request can also be made by accessing your account on the Internet at www.kclife.com. Changes will be processed on the applicable Valuation Day. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made with in 5 days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include, verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or internet connection, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

Kansas City Life Directors and Executive Officers

The following table sets forth the name, address and principal occupations during the past five years of each of Kansas City Life's directors and executive officers.

Name and Principal
Joseph R. Bixby	Director, Kansas City Life; Chairman of the Board since 1972. Director of Sunset Life and Old American Insurance Company, subsidiaries of Kansas City Life. Chairman of the Board of Sunset Life and Old American since October, 1999.
R. Philip Bixby	Director, Kansas City Life; President and CEO since April, 1998; Vice Chairman of the Board since January, 2000; Elected Senior Vice President, Operations in 1990; Executive Vice President in 1996 and President and CEO in April, 1998. Primarily responsible for the operation of the Company. Director of Sunset Life and Old American, subsidiaries of Kansas City Life. President of Sunset Life, subsidiary of Kansas City Life, since June, 1999.
Walter E. Bixby	Director, Kansas City Life; Director and President of Old American Insurance Company, a subsidiary of Kansas City Life. Director of Sunset Life, a subsidiary of Kansas City Life.
William A. Schalekamp	Director, Kansas City Life since April 22, 2002; Vice President, Chief Compliance Officer and Associated General Counsel.
Bruce W. Gordon	Director, Senior Vice President, Marketing, since January, 2002; responsible for Marketing, Marketing Administration, Communications and Public Relations. Executive Vice President and Director of Sunset Life, a subsidiary of Kansas City Life.
Tracy W. Knapp	Director, Senior Vice President and Chief Financial Officer since January 2002. Responsible for investment of Kansas City Life's funds, accounting and taxes.
Charles R. Duffy Jr.	Vice President, Insurance Administration, Senior Vice President, Operations since 1996; responsible for Computer Information Systems, Customer Services, Claims, Agency Administration, New Business and Underwriting. Director of Sunset Life and Old American, subsidiaries of Kansas City Life.
Robert C. Miller	Senior Vice President, Administrative Services, since 1991. Responsible for Human Resources and Home Office building and maintenance.
Webb R. Gilmore	Director, Kansas City Life since 1990; CEO of Gilmore and Bell, P.C. Tracy W. Knapp Senior Vice President and Chief Financial Officer since February 1, 2002. Responsible for investment of Kansas City Life's funds, accounting and taxes.
Nancy Bixby Hudson	Director, Kansas City Life since 1996; Investor.
Warren J. Hunzicker, M.D.	Director, Kansas City Life since 1989.
Daryl D. Jensen	Director, Kansas City Life; Vice Chairman of the Board and Retired President, Sunset Life Insurance Company of America, a subsidiary of Kansas City Life, since 1975.
Michael J. Ross	Director, Kansas City Life since 1972; President and Chairman of the Board, Jefferson Bank and Trust Company, St. Louis, Missouri, since 1971.
Elizabeth T. Solberg	Director, Kansas City Life since 1997; Regional President and Senior Partner, Fleishman-Hilliard, Inc. since 1984.
Larry Winn Jr.	Director, Kansas City Life since 1985; Retired as the Kansas Third District Representative to the U.S. Congress.
John K. Koetting	Vice President and Controller since 1980; chief accounting officer; responsible for all corporate accounting reports. Director of Old American, a subsidiary of Kansas City Life.
Mark A. Milton	Senior Vice President and Actuary since January, 2001; Elected Vice President and Associate Actuary in 1989. Responsible for Actuarial, State Compliance and Group. Director of Sunset Life, a subsidiary of Kansas City Life.
William R. Blessing	Director, Kansas City Life since March 2001; Vice President , Development and Strategy, Spint PCS
Cecil R. Miller	Director, Kansas City Life since March 2001; Retired partner of KPMG LLP

* The principal business address of all the persons listed above is

3520 Broadway, Kansas City, Missouri 64111-2565.

State Regulation

We are regulated by the Department of Insurance of the State of Missouri, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business.

Additional Information

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC’s principal office in Washington, D.C. by paying the SEC’s prescribed fees.

Experts

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2001 and 2000, and for the years then ended, and the statement of net assets of Kansas City Life Variable Life Separate Account as of December 31, 2001 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, except for those individual series operating for portions of such period as disclosed in the financial statements, have been included herein in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Ernst & Young LLP, independent auditors, has audited the following reports included in this prospectus:

  consolidated statements of income, stockholders' equity and cash flows of Kansas City Life for the year ended December 31, 1999;
  statements of operations and changes in net assets of the Variable Account for the year ended December 31, 1999.

These Independent Auditor's reports are also included herein and are provided in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Mark A. Milton, Senior Vice President and Actuary of Kansas City Life, has examined actuarial matters in this Prospectus.

Litigation

We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.

Company Holidays

We are closed on the following holidays: New Year’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. We will recognize holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday. On these holidays, there will be no valuation.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. C. John Malacarne, General Counsel of Kansas City Life, has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

Financial Statements

Kansas City Life’s financial statements included in this Prospectus should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life’s financial statements only as an indication of Kansas City Life’s ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account. The following statements for the Variable Account are also included in the Prospectus:

  statement of net assets as of December 31, 2001;
  related statements of operations and changes in net assets for each of the years in the three-year period ended December 31, 2001.

FINANCIAL SECTION

To Our Stockholders

        Management prepared the following consolidated financial statements and all other financial information included in this Annual Report and is responsible for its integrity, consistency and objectivity. In preparing these statements, management necessarily made certain estimates and judgments and selected accounting principles in conformity with generally accepted accounting principles in the United States appropriate in the circumstances.
        The Company maintains a system of internal accounting controls and procedures to provide reasonable assurance, at an appropriate cost, that its assets are protected and that its financial transactions are properly authorized and recorded. Qualified personnel in the Company maintain and monitor these internal controls on an ongoing basis.
        The Audit Committee of the Board of Directors, composed solely of outside directors, meets as required, not less than annually, with the independent auditors, management and the internal auditors. Each has free and separate access to the Committee. The Committee reviews audit procedures, scope and findings, and the adequacy of the Company's financial reporting.
        The independent auditors, KPMG LLP, are elected by the Board of Directors to audit the financial statements and render an opinion thereon.

/s/Tracy W. Knapp
Tracy W. Knapp
Senior Vice President, Finance

Contents:

MANAGEMENT'S DISCUSSION
and analysis of financial condition and results of operations

Operating Results

        Net income per share rose 11 percent in 2000 but then declined 39 percent in 2001 to $2.49 a share. Operating revenues, which exclude the volatility of realized investment gains and losses, were level last year but declined 2 percent this year. Operating profit margins averaged 9.5 percent over the last three years while return on equity averaged 7.31 percent during the same period.

        These results are best analyzed by reviewing each of the Company's operating segments. However, corporate-wide factors, including investment and operating expense performance, are discussed first.

        Net investment income declined 2 percent after remaining unchanged in 2000. The investment portfolio's book value, net of borrowings, rose 2 percent this year as its net yield declined 22 basis points. The investments' book value declined 1 percent last year as its net yield rose slightly. Interest margins for the interest sensitive products were maintained this year but narrowed slightly last year. Ninety percent of this year's new investments were securities and 7 percent were mortgages. Last year mortgages comprised 15 percent of new investments. Net realized investment losses equaled $15.7 million in 2001 and $3.9 million in 2000, compared to a $2.9 million realized gain in 1999. The increased losses the past two years reflected the downturn in the economy and general volatility in the financial markets. The table to the right reflects the gross realized gains and losses incurred the past three years.

        The securities portfolio, which represents 73.2 percent of the Company's investments, is broadly diversified in terms of the number of issues, industries and sectors represented. The percentage of investment grade securities in the portfolio increased slightly over the past two years to 92 percent currently. Delinquencies and defaults represent 0.7 percent of the portfolio. Various measures have been taken to manage the portfolio's credit and interest rate risks as discussed in the Market and Interest Rate Risk Analysis Section later in this Discussion. Kansas City Life reviews its securities' values on an ongoing basis. Several factors are analyzed in evaluating securities including an analysis of the company, its industry, valuation levels and subsequent developments. Based upon these inputs, the Company wrote down the value of several securities whose impairment in value was considered to be other than temporary.

        The mortgage portfolio, which represents 14.9 percent of total investments, is primarily comprised of commercial loans on industrial warehouses and office buildings. The loans are generally dispersed geographically, but no loans have been placed in the Northeast and one-third of the properties are located in California. None of these mortgages has been restructured nor has there been any delinquent loans or loans in foreclosure over the past two years. The portfolio's estimated fair value exceeds its carrying value by $8.8 million.

        Real estate investments represent 3.3 percent of the investment portfolio. They consist principally of office buildings, shopping center joint ventures and industrial warehouses that are both completed and in the development stage. These properties' carrying value is below their estimated fair value. Real estate sales generated $2.0 million in net gains this year and $4.3 million last year.

                                 2001     2000       1999
                                       (Thousands)
Gross gains resulting from:
  Sales of securities         $  17,971    7,526    9,482
  Securities called                 359    2,104      745
  Mortgage reserve release            -    2,970    1,500
  Sales of real estate and
    joint ventures                2,559    4,395    3,928

     Total gross gains           20,889   16,995   15,655

Gross losses resulting from:
  Sales of securities           (16,132) (13,545)  (8,904)
  Write-downs of securities     (18,054)  (7,628)  (1,754)
  Securities called              (2,548)    (403)  (2,157)
  Sales of real estate and
     joint ventures                (511)     (80)    (244)

     Total gross losses         (37,245) (21,656) (13,059)

Related deferred policy
  acquisition costs                 608      790      264
Net realized gains (losses)   $ (15,748)  (3,871)   2,860

        This year's operating expenses were significantly impacted by litigation against the Company. Over the past several years, life insurers have faced extensive claims, including class action lawsuits, alleging improper marketing practices. Sunset Life is the defendant in such a class action suit regarding its sales practices. The Company increased its litigation provision for a potential settlement in this suit by $16.3 million late in the year based upon information then available. The practices in question occurred considerably before Sunset's operations were merged into Kansas City Life during 1999.

        Home office operating expenses, excluding the above increase in legal reserves and related legal fees, declined 1 percent this year and 3 percent last year. This pattern continues the Company's long-standing commitment to improving efficiency and controlling its operating costs.

        The Company's effective income tax rate declined slightly from 29.7 percent in 1999 to 28.4 percent for 2000. The rate dropped considerably to 5.1 percent for the current year due to two occurrences. Pretax earnings declined for the year while tax credits arising from investments in affordable housing properties remained unchanged. Additionally, $4.3 million in income tax allowances were released as IRS audits were completed, thus lowering taxes.

        The following describes the financial performance of each of the Company's four reportable operating segments: the Parent Company, divided between its individual and group insurance operations, and each of its life insurance affiliates. Refer also to the Segment Information Note to the Consolidated Financial Statements.

Kansas City Life Insurance Company - Individual Insurance

        Interest sensitive products contribute approximately half of the Parent Company's individual direct insurance premiums, variable products generate approximately one-third of the total and traditional products 15 percent. Universal life and annuity products provide 85 percent of total premiums. These products are marketed through a nationwide general agency distribution system. The average policy size has risen the past several years as variable products have become increasingly important to the mix of business. This segment, which includes the banking and brokerage operations, accounts for approximately three-fourths of consolidated sales and net income, and 42 percent of consolidated insurance revenues.

        Variable products have increasingly dominated the segment's sales mix over the past few years. However, the lagging stock market made interest sensitive products more appealing to the consumer this year. Sales, in terms of new annualized premiums, declined 7 percent this year after rising 1 percent last year. Variable sales rose 11 percent in 2000 but this growth largely was offset by declining interest sensitive sales. This year the reverse occurred. Variable sales declined by a third as interest sensitive sales, principally annuities, nearly doubled. Variable sales constituted half of the segment's sales this year, while interest sensitive sales accounted for 40 percent.

        Current year insurance revenues, including renewal receipts, were 3 percent below those of two years ago. Contract charges, associated with the interest sensitive and variable businesses, were level over this period. Two factors restrained growth. First, surrender charges declined, reflecting reduced surrender activity as discussed below. Second, policy charges on variable products were adversely impacted by declining accumulated values due to the depressed stock market. Life premiums decreased 12 percent over the period, reflecting the decline of traditional life business.

        Policy surrender rates on universal life business improved in 2001 after holding steady the previous two years. Surrender rates in the flexible annuity line deteriorated last year but improved considerably this year as market interest rates fell. Surrender rates rose in the variable line the past two years reflecting the difficult stock market. Changes in surrender rates have little bottom line impact in the year they occur, but they directly affect the Company's future earning power.

        Net income declined 29 percent this year after rising 3 percent a year ago. Net margins averaged 11.9 percent in 1999 and 2000 before dropping to 9.3 percent this year. Much of the decline in earnings and margins this year reflects increased realized investment losses in the segment, which rose from $300,000 last year to $14.1 million this year. These losses were cushioned somewhat by the release of tax allowances as mentioned previously. Also, both 1999 and 2000 benefited by $4.0 million from unlocking, or changing, deferred acquisition cost assumptions to reflect the emergence of actual profit margins, which were better than assumed. However, unlocking these assumptions benefited pretax earnings just $0.6 million this year.

Kansas City Life Insurance Company - Group Insurance

        Kansas City Life markets group life, dental and disability coverages as well as claim administration services. Dental coverage provides two-thirds of the segment's revenues. Group products are marketed through the Company's sales force and appointed group agents. The group market is sizable and offers a significant avenue for growth. However, this market is extremely competitive, so achieving profitable sales growth is challenging. Kansas City Life has taken significant steps the past several years in an effort to increase the segment's profitability. First, the stop loss line was discontinued in late 1999. Second, the long-term disability line was reinsured late that year as well. The Company continues to offer long-term disability coverage, but 80 percent of the business is reinsured. Third, all existing life waiver of premium business was reinsured this year. The group segment provides one-eighth of consolidated sales and nearly one-fourth of the Company's insurance revenues.

        Group sales rose 28 percent this year largely due to the addition of a significant block of dental business that caused dental sales to rise 37 percent. The dental line accounted for 83 percent of group sales. The segment's sales declined 8 percent last year due to the discontinuation of the stop loss line as noted above. Excluding stop loss, group sales rose 4 percent in 2000, again largely due to dental.

        Group's insurance revenues rose 2 percent this year and 5 percent a year ago. However, excluding the stop loss and long-term disability lines of business, revenues rose 7 percent and 12 percent in 2001 and 2000, respectively, due largely to growth in the dental line.

        The segment's earnings trend mirrored its claims ratio experience. Group's overall claims ratio a year ago was its best in five years as virtually every product line's experience improved. Thus earnings rebounded from 1999's loss to an $831,000 profit for 2000. However, the segment recorded a $692,000 loss this year as claims ratios deteriorated, principally in the dental line of business.

Sunset Life Insurance Company of America

        Sunset markets proprietary interest sensitive products, both universal life and flexible annuities, and term insurance as well as Kansas City Life's variable products to individuals through a personal producing general agency sales force. Sunset's operations were integrated into the corporate headquarters during 1999 in order to improve the affiliate's efficiency. Sunset generates 4 percent of consolidated sales, as well as 9 percent of corporate insurance revenues.

        Sunset experienced double-digit sales declines the past two years. This decline was partially due to transitioning to new marketing management in late 1999 and the challenges this entails. Kansas City Life's Chief Marketing Officer was added to Sunset's management team this year in order to lend his marketing expertise to the affiliate. The new marketing initiative being implemented during the coming year at Kansas City Life will include Sunset as well.

        Insurance revenues declined over the past two years, reflecting the sales results noted above and substantial surrender rates in the flexible annuity line of business over the past several years. However, surrender activity in the line improved considerably this year as market interest rates fell and policy conservation efforts were heightened.

        Net income was level last year but fell to a $1.5 million net loss this year due to the increase in the litigation allowance noted earlier and legal costs related to the lawsuit. However, Sunset recorded a sizable benefit to earnings from the unlocking of deferred acquisition cost assumptions arising from the reinsurance of 80 percent of its life insurance business. Excluding costs related to the lawsuit, and net of the one-time unlocking benefit, net income rose 4 percent to $9.2 million.

SELECTED FINANCIAL DATA
(Thousands, except per share data)

                                         2001           2000        1999       1998       1997

Revenues:
  Insurance                        $   251,140        253,619      255,595    259,559     244,695

  Investment income, net               202,374        207,135      207,682    202,402     197,345
  Other                                 13,923         16,024       13,956     14,671       9,998
    Operating revenues                 467,437        476,778      477,233    476,632     452,038
  Realized investment gains (losses)   (15,748)        (3,871)       2,860     11,426      14,505
    Total revenues                 $   451,689        472,907      480,093    488,058     466,543

Net income                         $    29,922         49,083       45,045     48,512      44,861

Per common share:
  Net income, basic and diluted    $      2.49           4.08         3.66       3.92        3.63

  Cash dividends                   $      1.08           1.00          .96        .90         .88

  Stockholders' equity             $     47.04          44.28        40.86      46.58       42.84

Assets                             $ 3,764,589      3,646,261    3,621,284  3,577,414   3,439,452
Net return on invested assets             7.34%        7.56         7.52       7.34        7.56
Life insurance in force            $26,644,910     26,938,904   26,747,316 26,641,664  26,595,709

The above is not covered by the Reports of Independent Auditors.
Per share data has been adjusted for a two-for-one stock split in June 1999.

Old American Insurance Company

        Old American sells final expense policies to the senior market through a Planned Production Agency distribution channel. This marketing concept offers exclusive sales territories, sales lead financing and proprietary products to the sales agents and has generated a core of dedicated agents. However, Old American faces two principal challenges: to grow this agency force and to compete effectively in an intensely competitive marketplace. The Company strengthened its underwriting efforts four years ago. This improved earnings, but also dampened sales growth over this period. Old American generates 7 percent of consolidated sales and one-fourth of consolidated insurance revenues and net income.

        Sales declined slightly over the past two years and total insurance revenues declined 2 percent over this period. While the recruitment and development of new agencies continues to be a significant challenge, this year the recruitment of new agents reached its highest level in five years.

        Old American's net income rose by more than half over the past two years. Improved mortality experience, increased operating efficiency and realized investment gains contributed to the rising earnings.

Market and Interest Rate Risk Analysis

        Kansas City Life holds a diversified portfolio of investments that includes cash, bonds, preferred stocks, mortgage-backed securities, commercial mortgages and real estate. Each of these investments is subject, in varying degree, to market risks that can affect their ability to earn a competitive return and the return affects their fair value. The majority of these assets are debt instruments of corporations or U.S. Government Sponsored Enterprises (GSE) and are considered fixed income investments. Thus the primary market risks affecting the Company are interest rate and credit risks.

        Coupon and dividend income represents the greatest portion of an investment's total return for most fixed income instruments. As interest rates fall, the coupon and dividend streams of older, higher-paying investments become relatively more valuable than newer, lower-yielding opportunities. Therefore the market value of the older, high-paying investments increases. The opposite effect occurs when interest rates rise. The fair market price of such investments is inversely related to market interest rates.

        Interest rates fell during 2001, causing Kansas City Life's investment portfolio to increase in value. Early this year the Federal Reserve Open Market Committee began lowering short-term interest rates to stimulate the economy, which in turn helped the valuations of short-term bonds. However, long-term interest rates (10 years and beyond) remained high, finishing the year at levels almost identical to those prevailing at the beginning of the year. Last year end, the book value of the securities exceeded its market value by $71.0 million. With the decline in short-term rates, book value exceeded market value by $38.4 million at year's end.

        Due to the complex nature of interest rate movements and their uneven effects on the value of fixed income investments, the Company uses sophisticated computer programs to help predict changes in the value of the portfolio. Assuming that changes occur equally over the entire term structure of interest rates or yield curve, it is estimated that a 100 basis point increase in rates would translate to a $90.7 million loss of market value for the $2.2 billion securities portfolio. Conversely, a 100 basis point rate decrease translates to a $88.1 million increase in market value. This relationship is generally termed duration, a mathematical measurement of the sensitivity of investment cash flow to small changes in market rates. Convexity, a term that applies to the skew in the securities' value changes for similar changes, both positive and negative, in interest rates, decreased slightly from last year and is now relatively flat. This is due to an increased concentration in mortgage-backed securities.

        Market changes rarely follow a linear pattern in one direction for any length of time. Within any diversified portfolio, an investor will likely find embedded options, both puts and calls, that change the structure of the cash flow stream. Mortgage-backed securities are particularly sensitive to interest rate changes. As long-term interest rates fall, homeowners become more likely to refinance their mortgage or move up to a larger home, causing a prepayment of the outstanding mortgage principal, which must then be reinvested at a lower rate. Should interest rates rise suddenly, prepayments expected by investors may cease, extending the maturity of a mortgage pool by many years. This represents a further interest rate risk to investors.

        The table on the next page details the nature of expected cash flows from the securities portfolio, including the cash flows from mortgage-backed securities pools and callable corporate bonds, and commercial mortgages. Calls and prepayments represent the principal amount expected to return to the Company if all options embedded in the portfolio are economically exercised, based on spot interest rates prevailing on December 31, 2001. Total principal equals invested cash scheduled to return in each year, including maturities, calls, sinking funds and prepayments.

        The majority of the Company's investments are exposed to varying degrees of credit risk--the risk that the value of the investment may decline due to deterioration in the financial strength of the issuer, and that the timely payment of principal or interest might not occur.

        Over the past three years, credit defaults in the marketplace have increased significantly. The increase in the default rate may be attributed to several factors, including the economic slowdown experienced by the U.S. economy the past two years, the increased use of leverage by corporate issuers, fraud, and adverse legal judgments against corporations, among others. A default by a rated issuer usually involves some loss of principal to the investor. Such loss can be mitigated by timely sales of affected securities or by active involvement in a restructuring process, which preserves the value of the underlying entity. However, there can be no assurance that the efforts of an investor will lead to favorable outcomes in a bankruptcy or restructuring.

        The Company mitigates this risk by diversifying the investment portfolio across a broad range of issuers, investment sectors and security types, by limiting the amount that it invests in any particular entity and by investing substantial amounts of the portfolio in instruments carrying a security lien against tangible asset collateral. Pledged collateral that retains its value increases bondholder recovery amounts in the case of bankruptcy or restructuring. With the exception of certain GSE's, there is no exposure to any single issuer in an amount greater than 0.7 percent of assets on a book value basis. Further, no single issuer represents more than 0.5 percent of assets unless that issuer collateralizes its securities with liens against tangible property.

        Kansas City Life currently owns $117.0 million of foreign bonds. Since these are denominated in U.S. dollars, there is no direct exposure to foreign currency risk. There is an indirect exposure to exchange markets to the extent that the issuers of these securities can obtain dollars to fully fund their obligations. There is no material foreign exposure in the Company's mortgage or real estate holdings.

        As interest rates rise, policyholders become more likely to surrender policies or to borrow against cash values, often to meet sudden needs in an inflationary environment or to invest in higher yielding opportunities elsewhere. This risk of disintermediation may force the Company to liquidate parts of its portfolio at a time when the fair market value of fixed income investments is falling. If interest rates fall, the Company may also be forced to invest new cash receipts at levels below the minimum guaranteed rates payable to policyholders, eroding profit margins. Due to its strong cash flow, the Company can usually adapt to small sudden changes in interest rates, or even large changes that occur over longer periods of time. Extreme sudden market volatility, however, poses the greatest risk and a number of steps are taken to quantify and mitigate this risk.

EXPECTED CASH FLOWS
(Millions)

                                                                                        There-  Total     Fair
                                           2002     2003    2004     2005       2006    after  Principal  Value

Corporate bonds currently callable       $    2       6        1        8          9       45      71     70
  Average interest rate                   12.53% 10.54     9.77     7.61      11.84     6.98    8.06
Mortgage-backed securities and CMO's        166      43       37       29         22      133     430    422
  Average interest rate                    6.99%  7.04     6.93     6.89       6.83     6.83    6.92
All other securities                        140     157       70      122         64      996   1 549  1 521
  Average interest rate                    5.12%  7.07     8.05     8.25       7.51     7.32    7.30
     Securities                             308     206      108      159         95    1 174   2 050  2 013

Average interest rate                      6.18%  7.17     7.69     7.97       7.78     7.26    7.25

Commercial mortgages                         77      32       23       28         32      251     443    435
  Average interest rate                    8.42%  8.08     7.70     7.84       7.90     7.84    7.87
     Total                                $ 385     238      131      187        127    1 425   2 493  2 448
       Average interest rate               6.63%  7.29     7.69     7.95       7.81     7.39    7.36

The table shows expected cash flows from principal repayments of bonds in the form of maturities, calls, sinking funds and prepayments as well as principal repayments of commercial mortgages.

        Although the Company has rarely used derivatives due to a number of factors, including pricing, liquidity, and the net value to the Company’s business position, corporate policy would permit the purchase or sale of certain derivatives contracts, mainly in the form of caps, floors, swaps or options. Such contracts would work mainly as volatility insurance, to provide value in periods of extreme interest rate movement. Thus their value is largely a function of the likelihood of a rapid, dramatic market change. Kansas City Life conducts numerous probability-based computer simulations to test the effects on profitability of these market shifts, and to determine the value of derivatives hedging. As a policy, the Company does not trade such instruments for speculative purposes, and only enters into derivatives contracts to hedge a specific, identifiable risk for a specific period of time under specific conditions.

Changes in Accounting Standards

        FAS No. 141, "Business Combinations," and FAS No. 142, "Goodwill and Other Intangible Assets," will be adopted by the Company on January 1, 2002, and are not anticipated to have a significant impact on Kansas City Life's reported results. These Standards impact companies' accounting for business combinations and for the purchased goodwill and other intangible assets that arise from those combinations or are acquired otherwise. The purchase method of accounting is mandated and positive goodwill is no longer amortized annually. Instead it is tested for impairment annually and written off only to the extent it is determined to be impaired. Unallocated negative goodwill is to be recognized as an extraordinary gain.

Critical Accounting Policies

        The calculation of life insurance policy reserves is dependent upon estimates of future mortality experience. These estimates require judgments based upon the Company's past experience. If the actual mortality experience in a period varies from that assumed, the cushioning impact of the reserves released in relation to the death claims incurred will vary and may negatively impact the period's earnings. Much of the volatility in the Company's earnings over time is normally due to changes in mortality experience.

        Policy acquisition costs, principally agent commissions and other selling, selection and issue costs, are capitalized as incurred and amortized against earnings over the expected future profits of the business. Profit expectations are based upon estimates of future interest spreads, mortality margins, operating expenses and surrender experience. These estimates involve judgment and are compared to actual experience on an ongoing basis. If it is determined that the assumptions should be revised as to the profit expectations for the business, the assumptions are unlocked, or changed, with the impact of the change flowing through the current period's earnings.

        The review process to determine other than temporary declines in the value of the investment portfolio has been discussed previously.

Liquidity and Capital Resources

        Kansas City Life generated strong cash flows over the past three years. Funds provided by operations averaged $54.8 million annually and the Company funded $2.4 billion in new investments over the same period. Assets and liabilities' maturities and yields are matched and cash flow testing is performed to ensure funds will be available as needed to meet future policyholder obligations.

        The above excludes net proceeds from the variable line of business since these proceeds are largely partitioned into separate accounts and are not held in the Company's general investments. These separate accounts equaled $305.3 million this year end.

        Funds were borrowed over the three years but these were primarily in support of investment strategies. The Company maintains a number of short-term credit lines with the capacity to borrow additional capital for liquidity purposes. The Company also has agreements with banks to borrow additional funds under reverse repurchase agreements. Kansas City Life has additional borrowing capacity through its membership affiliation with the Federal Home Loan Bank. At year's end, outstanding balances under this agreement totaled $95.0 million, an amount that funds a portfolio of mortgage-backed securities. The Company currently has the capacity to add $84.7 million in borrowings with no additional capital commitment.

        Kansas City Life's statutory equity exceeds the minimum capital deemed necessary to support its insurance business, as determined by the risk based capital calculations and guidelines established by the National Association of Insurance Commissioners. The maximum stockholder dividends that can be paid in 2002 without prior approval of the Missouri Director of Insurance is $42.1 million.

        Stockholder equity per share, or book value, equaled $47.04 this year end, a 6 percent increase for the year. Book value, excluding the volatile effects of unrealized investment gains and losses, equaled $49.04 a share, 2 percent above a year ago. This January the Board of Directors extended the stock repurchase program through 2002 to potentially purchase up to one million of the Company's shares on the open market. This would represent 8 percent of the shares outstanding. No shares were purchased under this program this year.

CONSOLIDATED INCOME STATEMENT
(Thousands, except per share data and parenthetical comments)

                                                     2001        2000       1999

REVENUES
Insurance revenues:
  Premiums:
    Life insurance                            $     97,959      99,195     104,086
    Accident and health                             45,811      44,641      42,636
  Contract charges                                 107,370     109,783     108,873
Investment revenues:
  Investment income, net                           202,374     207,135     207,682
  Realized investment gains (losses), net          (15,748)     (3,871)      2,860
Other                                               13,923      16,024      13,956

      TOTAL REVENUES                               451,689     472,907     480,093

BENEFITS AND EXPENSES
Policyholder benefits                              275 645     276 840     281 172
Amortization of deferred acquisition costs          27,765      26 828      31 261
Insurance operating expenses                       116,739     100,735     103,597

TOTAL BENEFITS AND EXPENSES                        420,149     404,403     416,030

Income before Federal income taxes                  31,540      68,504      64,063

Federal income taxes:
  Current                                            9,116      15,633      21,172
  Deferred                                          (7,498)      3,788      (2,154)

                                                     1,618      19,421      19,018

NET INCOME                                    $     29,922      49,083      45,045

Basic and diluted earnings per share:

  Net income                                         $2.49        4.08        3.66

See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED BALANCE SHEET

                                                                                  2001         2000
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at fair value (amortized cost $2,098,175,000;
     $1,998,319,000 - 2000)                                                $    2,062,193    1,934,157
    Held to maturity, at amortized cost (fair value $80,463,000)                        -       80,572
  Equity securities available for sale, at fair value
     (cost $70,159,000; $100,866,000 - 2000)                                       67,759       94,269
  Mortgage loans, net                                                             433,095      396,731
  Real estate, net                                                                 61,777       44,443
  Real estate joint ventures                                                       33,320       34,185
  Policy loans                                                                    112,995      116,024
  Short-term investments                                                          127,984       54,171
  Other investments                                                                10,999            -

    TOTAL INVESTMENTS                                                           2,910,122    2,754,552
Cash                                                                                4,365       13,391
Accrued investment income                                                          37,457       41,028
Receivables, net                                                                    4,532        3,688
Property and equipment, net                                                        19,013       20,701
Deferred acquisition costs                                                        243,606      244,960
Value of purchased insurance in force                                              80,361       87,833
Reinsurance recoverables                                                          141,141      135,378
Deferred income taxes                                                               7,591        8,870
Other assets                                                                       11,118       10,712
Separate account assets                                                           305,283      325,148
                                                                           $    3,764,589    3,646,261
LIABILITIES AND STOCKHOLDERS' EQUITY
Future policy benefits:
  Life insurance                                                           $      772,224      775,381
  Accident and health                                                              43,725       45,905
Accumulated contract values                                                     1,640,081    1,619,887
Policy and contract claims                                                         34,969       34,083
Other policyholders' funds:
  Dividend and coupon accumulations                                                61,579       61,354
  Other                                                                            68,309       88,195
Notes payable                                                                      96,779       41,520
Current income taxes payable                                                       11,652        6,383
Other liabilities                                                                 164,304      116,151
Separate account liabilities                                                      305,283      325,148
     TOTAL LIABILITIES                                                          3,198,905    3,114,007
Stockholders' equity:
  Common stock, par value $1.25 per share
    Authorized 36,000,000 shares, issued 18,496,680 shares                         23,121       23,121
  Paid in capital                                                                  21,744       20,109
  Retained earnings                                                               668,255      651,324
  Accumulated other comprehensive loss, net of tax                                (38,806)     (55,280)
  Less treasury stock, at cost (6,470,052 shares; 6,475,203 shares - 2000)       (108,630)    (107,020)
     TOTAL STOCKHOLDERS' EQUITY                                                   565,684      532,254
                                                                           $    3,764,589    3,646,261

See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                 2001      2000      1999

COMMON STOCK, beginning and end of year                 $       23,121    23,121     23,121

PAID IN CAPITAL:
  Beginning of year                                             20,109    18,498     17,633
  Excess of proceeds over cost of treasury stock sold            1,635     1 611        865

  End of year                                                   21,744    20,109     18,498

RETAINED EARNINGS:
  Beginning of year                                            651,324   614,278    581,074
  Net income                                                    29,922    49,083     45,045
  Other comprehensive income (loss):
    Unrealized gains (losses) on securities                     19,679     9,581   (104,921)
    Decrease (increase) in unfunded pension liability           (3,205)   (5 766)       360
  Comprehensive income (loss)                                   46,396    52,898    (59,516)
  Transfer other comprehensive (income) loss to
    accumulated other comprehensive income                     (16,474)   (3,815)   104,561
  Stockholder dividends of $1.08 per share
    ($1.00 - 2000 and $.96 - 1999)                             (12,991)  (12,037)   (11,841)

  End of year                                                  668,255   651,324    614,278

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
  Beginning of year                                            (55,280)  (59,095)    45,466
  Other comprehensive income (loss)                             16,474     3,815   (104,561)

  End of year                                                  (38,806)  (55,280)   (59,095)

TREASURY STOCK, at cost:
  Beginning of year                                           (107,020) (102,997)   (89,361)
  Cost of 71,054 shares acquired
    (174,550 shares - 2000 and 349,087 shares - 1999)           (2,692)   (5,600)   (14,094)
  Cost of 76,205 shares sold
    (111,085 shares - 2000 and 32,243 shares - 1999)             1,082     1 577        458

  End of year                                                 (108,630) (107,020)  (102,997)

  TOTAL STOCKHOLDERS' EQUITY                            $      565,684   532,254    493,805

See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CASH FLOWS

                                                             2001             2000             1999

OPERATING ACTIVITIES
Net income                                           $       29,922          49,083            45,045
Adjustments to reconcile net income to
  net cash from operating activities:
    Amortization of investment premium, net                     601           4,867             2,061
    Depreciation                                              5,181           6,093             5,265
    Policy acquisition costs capitalized                    (27,916)        (35,775)          (39,553)
    Amortization of deferred acquisition costs               27,765          26,828            31,261
    Amortization of the value of purchased
     insurance in force                                       7,472           7,803             8,695
    Realized investment (gains) losses                       15,748           3,871            (2,860)
    Changes in assets and liabilities:
     Future policy benefits                                  (1,337)         (8,270)           12,375
     Accumulated contract values                              1,986          (8,246)          (10,182)
     Other policy liabilities                                (4,784)            351            (1,983)
     Income taxes payable and deferred                         (950)          8,147           (14,748)
    Other, net                                               (4,236)         11,668            13,099
    NET CASH PROVIDED                                        49,452          66,420            48,475
INVESTING ACTIVITIES
Purchases of investments:
  Fixed maturities available for sale                      (884,654)       (415,189)         (654,943)
  Fixed maturities held to maturity                               -          (3,304)           (3,354)
  Equity securities available for sale                       (5,116)        (22,134)          (43,130)
Sale of available for sale securities                       678,423         393,934           428,943
Maturities and principal paydowns
  of security investments:
    Fixed maturities available for sale                     187,673         115,557           173,990
    Fixed maturities held to maturity                             -          24,539            10,913
    Equity securities available for sale                     16,088          19,251               486
Purchases of other investments                             (187,270)       (138,947)          (36,300)
Sales, maturities and principal
  paydowns of other investments                              51,215          53,990            59,655
Disposition of group insurance blocks, net cash paid         (4,000)              -            (5,162)
    NET CASH PROVIDED (USED)                               (147,641)         27,697           (68,902)
FINANCING ACTIVITIES
Proceeds from borrowings                                    102,589          58,445            95,850
Repayment of borrowings                                     (47,330)        (86,425)          (26,350)
Policyholder contract deposits                              148,930         137,901           148,993
Withdrawals of policyholder contract deposits              (130,722)       (198,474)         (181,367)
Change in other deposits                                     28,662             (79)           13,505
Cash dividends to stockholders                              (12,991)        (12,037)          (11,841)
Disposition (acquisition) of treasury stock, net                 25          (2,412)          (12,771)
    NET CASH PROVIDED (USED)                                 89,163        (103,081)           26,019
Increase (decrease) in cash                                  (9,026)         (8,964)            5,592
Cash at beginning of year                                    13,391          22,355            16,763
         CASH AT END OF YEAR                         $        4,365          13,391            22,355

See accompanying Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables are generally stated in thousands, except per share data)

SIGNIFICANT ACCOUNTING POLICIES

Organization
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its affiliates, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products distributed primarily through numerous general agencies. The Company's new business activities have been concentrated in interest sensitive and variable products in recent years.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries, principally Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). Significant intercompany transactions have been eliminated in consolidation. Certain reclassifications have been made to prior year results to conform with the current year's presentation. GAAP requires management to make certain estimates and assumptions which affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Recognition of Revenues
Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these products are recognized as revenues when due. Accident and health insurance premiums are recognized as revenues over the terms of the policies. Revenues for universal life and flexible annuity products are amounts assessed against contract values for cost of insurance, policy administration and surrenders, as well as amortization of deferred front-end contract charges.

Future Policy Benefits and
Accumulated Contract Values
Traditional life insurance reserves have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Investment yield assumptions for new issues are graded down and range from 7.25 percent to 5.25 percent. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for new business.

Accident and health reserves represent estimates of payments to be made on reported insurance claims as well as claims incurred but not yet reported. These estimates are based upon past claims experience, claim trends and industry experience.

The liability for unpaid accident and health claims is included with "policy and contract claims" on the Consolidated Balance Sheet. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity was as follows.

                                  2001      2000       1999

Gross liability at
  beginning of year                $ 9,983    10,744    11,726
Less reinsurance recoverable         4,678     5,523     5,486
Net liability at beginning of year   5,305     5,221     6,240

Incurred benefits related to:
  Current year                      32,528    30,232    29,330
  Prior years                          307      (241)     (850)
Total incurred benefits             32,835    29,991    28,480

Paid benefits related to:
  Current year                      26,315    24,497    23,617
  Prior years                        5,822     5,410     5,882
Total paid benefits                 32,137    29,907    29,499

Net liability at end of year         6,003     5,305     5,221
Plus reinsurance recoverable         2,772     4,678     5,523
Gross liability at end of year  $    8,775     9,983    10,744

Liabilities for universal life and flexible annuity products represent accumulated contract values, without reduction for potential surrender charges, and deferred front-end contract charges which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred net of related accumulated contract values. Interest on accumulated contract values is credited to contracts as earned. Crediting rates for universal life insurance and flexible annuity products ranged from 3.00 percent to 7.25 percent (4.00 percent to 6.75 percent - 2000 and 3.85 percent to 6.50 percent - 1999).

Withdrawal assumptions for all products are based on corporate experience.

Policy Acquisition Costs
The costs of acquiring new business, principally commissions, certain policy issue and underwriting expenses and certain variable agency expenses, are deferred. For traditional life products, deferred acquisition costs are amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. Acquisition costs for interest sensitive and variable products are amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads and charges for mortality, expenses and surrenders that are expected to be realized over the term of the contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a block of business are revised. This asset is also adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities.

Value of Purchased Insurance in Force
The value of purchased insurance in force arising from the acquisition of a life insurance subsidiary and a block of life insurance business is being amortized in proportion to projected future premium revenues or estimated gross profits. Such amortization is included in insurance operating expenses. If these projections should change, the amortization is adjusted prospectively. This asset was increased $7,796,000 ($8,523,000 - 2000 and $9,313,000 - 1999) for accrual of interest and reduced $15,268,000 ($16,326,000 - 2000 and $18,008,000 - 1999) for amortization. The increase for accrual of interest for the life insurance subsidiary was calculated using a 13.0 percent interest rate for the life block and a 7.0 percent rate for the accident and health block and, on the acquired block, a 7.0 percent interest rate on the traditional life portion and a 5.4 percent rate on the interest sensitive portion. Total accumulated accrual of interest and amortization equal $70,738,000 and $113,209,000, respectively. The value of purchased insurance in force is adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities. Based upon current conditions and assumptions as to future events, the Company expects that the amortization will be between 6 and 9 percent of the asset’s current carrying amount in each of the next five years.

Separate Accounts
These accounts arise from the sale of variable life insurance and annuity products. Their assets are legally segregated and are not subject to the claims which may arise from any other business of the Company. These assets are reported at fair value since the underlying investment risks are assumed by the policyholders. Therefore the related liabilities are recorded at amounts equal to the underlying assets. Investment income and gains or losses arising from separate accounts accrue directly to the policyholders and are, therefore, not included in investment earnings in the accompanying consolidated income statement. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees and mortality and risk charges.

Participating Policies
Participating business at year end approximates 11 percent of the consolidated life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale which have been declared by the Board of Directors.

Investments
Securities held to maturity and short-term investments are stated at cost adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments to deferred acquisition costs and the value of purchased insurance in force, and are included in accumulated other comprehensive income. The Company reviews and analyzes its securities on an ongoing basis. Based upon these analyses, specific securities’ values are written down to expected realizable values through earnings as a realized investment loss if the security’s impairment in value is considered to be other than temporary.

Mortgage loans are stated at cost adjusted for amortization of premium and accrual of discount less an allowance for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. An allowance for probable impairment losses is based upon the loan’s market price, or the fair value of the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status. Real estate is carried at depreciated cost. Real estate joint ventures are valued at cost adjusted for the Company’s equity in earnings since acquisition. Policy loans are carried at cost less payments received. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method. Realized gains and losses on disposals of investments, determined by the specific identification method, are included in investment revenues.

Federal Income Taxes
Income taxes have been provided using the liability method. Under that method, deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

Income Per Share
Due to the Company’s capital structure and lack of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 12,027,241 shares (12,033,725 shares - 2000 and 12,316,220 shares - 1999). The number of shares outstanding at year end was 12,026,628 (12,021,477 - 2000).

Statutory Information and
Stockholder Dividends Restrictions
The Company’s earnings, unassigned surplus (retained earnings) and capital and surplus (equity), on the statutory basis used to report to regulatory authorities, follow.

                                2001      2000     1999

Net gain from operations    $  42,097    45,730    41,902
Net income                     23,476    42,265    42,012
Unassigned surplus
    at December 31            329,972   311,804   281,254
Capital and surplus
    at December 31            266,208   248,014   219,875

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10 percent of capital and surplus at the end of the preceding year. The maximum dividend payable in 2002 without prior approval is $42,097,000. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The National Association of Insurance Commissioners’ comprehensive new guidelines to statutory accounting principles and practices for the life insurance industry took effect January 1, 2001, and caused the Company’s capital and surplus to decrease $1.7 million.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $18,000,000 ($18,000,000 - 2000 and $21,000,000 - 1999).

Comprehensive Income (Loss)
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains or losses on securities available for sale and unfunded pension liabilities, as shown at the right.

                          Unrealized    Unfunded
                          Gain (Loss)   Pension
                         on Securities  Liability   Total

2001:
Unrealized holding gains
  arising during the year    $  13,972              13,972
Less:  Realized losses included
            in net income      (18,404)            (18,404)
Net unrealized gains            32,376              32,376
Increase in unfunded
  pension liability                  -    (4,931)   (4,931)
Effect on deferred
  acquisition costs             (2,113)             (2,113)
Deferred income taxes          (10,584)    1,726    (8,858)
Other comprehensive
  income (loss)              $  19,679    (3,205)   16,474

2000:
Unrealized holding gains
  arising during the year    $   9,422               9,422
Less:  Realized losses included
            in net income       (6,467)             (6,467)
Net unrealized gains            15,889              15,889
Increase in unfunded
  pension liability                  -    (8,871)   (8,871)
Effect on deferred
  acquisition costs             (1,145)             (1,145)
Deferred income taxes           (5,163)    3,105    (2,058)
Other comprehensive
  income (loss)               $  9,581    (5,766)    3,815

1999:
Unrealized holding losses
  arising during the year    $(172,801)           (172,801)
Less:  Realized losses included
            in net income       (2,527)             (2,527)
Net unrealized losses         (170,274)           (170,274)
Decrease in unfunded
  pension liability                  -       554       554
Effect on deferred
  acquisition costs               8,858               8,858
Deferred income taxes            56,495     (194)    56,301
Other comprehensive
  income (loss)              $ (104,921)     360   (104,561)

The accumulated balances related to each component of accumulated other comprehensive income follow.

                                        Increase  in
                            Unrealized     Unfunded
                             Gain (Loss)   Pension
                            on Securities  Liability  Total

December 31, 1999           $ (53,379)    (5,716)   (59,095)
Other comprehensive
   income (loss) for 2000       9,581     (5,766)     3,815

December 31, 2000             (43,798)   (11,482)   (55,280)
Other comprehensive
   income (loss) for 2001      19,679     (3,205)    16,474

December 31, 2001           $ (24,119)   (14,687)   (38,806)

REINSURANCE

                                 2001      2000      1999

Life insurance in force (in millions):
    Direct                    $  24,019   24,120    23,616
    Ceded                        (7,144)  (6,514)   (5,483)
    Assumed                       2,626    2,818     3,131

        Net                   $  19,501   20,424    21,264

Premiums:
Life insurance:
    Direct                    $ 128,746  120,908   127,805
    Ceded                       (35,721) (27,818)  (29,255)
    Assumed                       4,934    6,105     5,536

        Net                   $  97,959   99,195   104,086

 Accident and health:
    Direct                    $  51,238   54,769    56,723
    Ceded                        (5,427) (10,128)  (14,087)

        Net                   $  45,811   44,641    42,636

Contract charges arise generally from directly issued business. However contract charges also arise from a block of business assumed during 1997 as described below. Ceded benefit recoveries were $44,200,000 ($49,883,000 - 2000 and $49,687,000 - 1999).

Old American has two coinsurance agreements. One agreement reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $94.3 million as of this year end. The reserve for future policy benefits ceded under this agreement was $41,785,000 ($44,331,000 - 2000). The second agreement ceded $10.4 million of home health care reserves in 1998.

Kansas City Life acquired a block of traditional life and universal life-type products in 1997. As of this year end, the block had $2.6 billion of life insurance in force ($2.8 billion - 2000). The block generated life insurance premiums of $4,628,000 ($5,544,000 - 2000). The Company ceded its group long-term disability reserves, totaling $5.2 million in 1999 and also $5.6 million of group life waiver of premium reserves in 2001.

Sunset Life entered into a yearly renewable term reinsurance agreement, effective January 1, 2002, whereby it ceded 80 percent of its retained mortality risk on traditional and universal life policies. The insurance in force ceded under this agreement approximates $3.1 billion.

The maximum retention on any one life is $350,000 for ordinary life plans and $100,000 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. Reinsurers’ solvency is reviewed annually.

PROPERTY AND EQUIPMENT

                                       2001       2000

Land                               $     766        766
Home office complex                   20,252     21,444
Furniture and equipment               35,110     34,741

                                      56,128     56,951
Less accumulated depreciation        (37,115)   (36,250)

                                   $  19,013     20,701

Property and equipment are stated at cost and depreciated using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment over 3 to 10 years, their estimated useful lives.

NOTES PAYABLE

                                          2001      2000

Federal Home Loan Bank loans with
  various maturities and a weighted
  average variable interest rate,
  currently 2.43 percent, secured
  by mortgage-backed securities
  totaling $111,581,000                $  95,000   41,520

Overnight federal funds, with a
  daily maturity, an interest rate
  of 1.85 percent, secured by
  specified securities                     1,049        -

Real estate loan due December 2010,
  with an interest rate of 7.50 percent,
  secured by the property                    730        -

                                       $  96,779   41,520

As a member of the Federal Home Loan Bank with a capital investment of $8,983,000, the Company has the ability to borrow up to twenty times its capital investment, or $179,656,000, from the bank when collateralized. The Company earned a 4.54 percent average rate on the capital investment in the bank for 2001.

The Company has unsecured revolving credit loan agreements with banks providing a $60,000,000 line of credit with a variable interest rate, currently 2.00 percent.

With the exception of the real estate loan, all borrowing is used to enhance investment strategies. Interest paid on all borrowings equaled $3,975,000 ($2,146,000 - 2000 and $1,135,000 - 1999).

FAIR VALUE OF
FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption 2 percent above the comparable U.S. Treasury rate.

Fair values for the Company's liabilities under investment-type insurance contracts, included with accumulated contract values for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company’s insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the financial instruments follow.

                         2001                 2000

                Carrying      Fair      Carrying    Fair
                 Amount      Value      Amount     Value

Investments:
  Securities available
    for sale    $2,129,952  2,129,952  2,028,426  2,028,426
  Securities held
    to maturity          -          -     80,572     80,463
  Mortgage loans   433,095    441,887    396,731    409,000
Liabilities:
  Individual and
    group annuities$677,597   662,116    668,233    652,898
  Supplementary
    contracts without
    life contingencies18,917   18,917     20,761     20,761

The following Investments Note provides further details regarding the investments above.

INVESTMENTS

Investment Revenues
Major categories of investment revenues are summarized as follows.

                              2001        2000       1999

Investment income:
    Fixed maturities      $  147,610    156,117     157,766
    Equity securities          7,533      9,678       9,378
    Mortgage loans            33,343     29,478      27,608
    Real estate               10,735     10,563       9,907
    Policy loans               7,818      7,852       7,959
    Short-term                 4,649      3,025       3,639
    Other                      5,883      3,914       3,709
                             217,571    220,627     219,966
Less investment expenses     (15,197)   (13,492)    (12,284)

                          $  202,374    207,135     207,682

Realized gains (losses):
    Fixed maturities      $  (15,956)   (12,614)     (2,714)
    Equity securities         (2,448)       517         126
    Mortgage loans               -        2,970       1,500
    Real estate                2,048      4,316       3,684
    Other                        608        940         264

                          $  (15,748)    (3,871)      2,860

Unrealized Gains and Losses
Unrealized gains (losses) on the Company's securities follow.

                              2001        2000       1999

Available for sale:
  End of year             $  (38,382)   (70,758)    (86,647)
  Effect on deferred
    acquisition costs          1,268      3,381       4,526
  Deferred income taxes       12,995     23,579      28,742

                          $  (24,119)   (43,798)    (53,379)
  Increase (decrease) in
    net unrealized gains
    during the year:
      Fixed maturities    $   17,129      9,697     (99,595)
      Equity securities        2,550       (116)     (5,326)

                          $   19,679      9,581    (104,921)
Held to maturity:
  End of year             $        -       (109)        (36)

  Increase (decrease) in
    net unrealized gains
    during the year       $      109        (73)     (8,047)

Securities
The amortized cost and fair value of investments in securities at this year end follow.

                                      Gross
                     Amortized      Unrealized        Fair
                        Cost     Gains     Losses     Value

Available for sale:
Bonds:
  U.S. government  $    47,991    2,935      161     50,765
  Public utility       290,670    4,765   10,051    285,384
  Corporate          1,198,505   18,564   55,078  1,161,991
  Mortgage-backed      532,978   11,308    8,677    535,609
  Other                 22,847      440       86     23,201
Redeemable
   preferred stocks      5,184       63        4      5,243

Fixed maturities     2,098,175   38,075   74,057  2,062,193
Equity securities       70,159      778    3,178     67,759

                   $ 2,168,334   38,853   77,235  2,129,952

The amortized cost and fair value of investments in securities at last year end follow.

                                      Gross
                      Amortized     Unrealized       Fair
                         Cost     Gains   Losses     Value

Available for sale:
Bonds:
  U.S. government  $    45,050    1,539      221     46,368
  Public utility       290,415    2,143   10,726    281,832
  Corporate          1,233,304   11,359   72,392  1,172,271
  Mortgage-backed      381,224    5,138    2,051    384,311
  Other                 47,581    1,109       60     48,630
Redeemable
   preferred stocks        745        8        8        745

Fixed maturities     1,998,319   21,296   85,458  1,934,157
Equity securities      100,866    2,141    8,738     94,269

                     2,099,185   23,437   94,196  2,028,426

Bonds held to maturity:
Public utility          12,474      817       18     13,273
Corporate               62,947    1,123    2,308     61,762
Other                    5,151      277        -      5,428

                        80,572    2,217    2,326     80,463

                   $ 2,179,757   25,654   96,522  2,108,889

The Company holds one non-income producing fixed maturity with a par value of $9,600,000.

The distribution of the fixed maturity securities' contractual maturities at this year end follows. However, expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                      Amortized         Fair
                                        Cost            Value

Available for sale:
Due in one year or less             $    52,617      52,401
Due after one year through five years   337,641     346,570
Due after five years through ten years  321,438     315,641
Due after ten years                     853,501     811,972
Mortgage-backed bonds                   532,978     535,609

                                    $ 2,098,175   2,062,193

Sales of investments in securities available for sale, excluding normal maturities and calls, follow.

                                 2001      2000      1999

Proceeds                      $ 678,423   393,934   428,943
Gross realized gains             17,971     7,292     9,482
Gross realized losses            16,132    13,541    10,371

The Company does not hold securities of any corporation and its affiliates which exceeded 10 percent of stockholders' equity.

No derivative financial instruments are employed.

Mortgage Loans
All mortgage loans are income producing, as they were last year. Mortgage loans are carried net of a valuation reserve of $4,030,000, unchanged from the previous year.

The mortgage portfolio is diversified geographically and by property type as follows.

                               2001                      2000

                     Carrying      Fair       Carrying     Fair
                      Amount      Value        Amount      Value

Geographic region:
  East north central $  34,011      33,169      28,139    28,612
  Mountain              75,771      77,646      79,430    81,995
  Pacific              153,791     156,678     137,559   141,781
  West south central    66,811      69,535      58,847    61,521
  West north central    75,667      77,580      71,921    73,799
  Other                 31,074      31,309      24,865    25,322
  Valuation reserve     (4,030)     (4,030)     (4,030)   (4,030)
                     $ 433,095     441,887     396,731   409,000
Property type:
  Industrial         $ 281,786     285,614     258,195   265,770
  Retail                15,566      16,422      18,699    19,436
  Office               121,056     124,458     107,534   111,024
  Other                 18,717      19,423      16,333    16,800
  Valuation reserve     (4,030)     (4,030)     (4,030)   (4,030)
                      $433,095     441,887     396,731   409,000

The Company has commitments which expire in 2002 to originate mortgage loans of $6,460,000.

No mortgage loans were foreclosed upon and transferred to real estate investments during the year (none - 2000 and 1999).

One mortgage loan was acquired in the sale of real estate during the year for $875,000 (none - 2000 and 1999).

Real Estate
Detail concerning the Company's real estate investments follows.

                                         2001        2000

Penntower office building, at cost:
    Land                              $   1,106      1,106
    Building                             18,741     18,649
    Less accumulated depreciation       (12,027)   (11,477)
Foreclosed real estate, at lower of
    cost or net realizable value          1,900      2,090
Other investment properties, at cost:
    Land                                 15,449     11,050
    Buildings                            51,965     37,958
    Less accumulated depreciation       (15,357)   (14,933)

                                      $  61,777     44,443

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 35 years. Foreclosed real estate is carried net of a valuation allowance, if necessary, to reflect net realizable value. No such allowance was needed at year end 2001 ($625,000 - 2000).

The Company held non-income producing real estate equaling $9,735,000 ($5,236,000 - 2000).

PENSIONS AND OTHER
POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. The defined benefits pension plan covers employees who were age 55 or over with at least 15 years of vested service at December 31, 1997. This plan’s benefits are based on years of service and the employee’s compensation during the last five years of employment. Employees have a cash balance account consisting of credits to the account based upon an employee’s years of service and compensation and interest credits. The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The Company pays these medical costs as due and the plan incorporates cost-sharing features. The postretirement life insurance plan is noncontributory with level annual payments over the participants’ expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees’ years of service and compensation as of December 31, 1997. The tables at the right outline the plans’ funded status and their impact on the financial statements.

Noncontributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $162,000 ($143,000 - 2000 and 1999). Noncontributory deferred compensation plans for eligible agents based upon earned first year commissions is also offered. Contributions to these plans were $639,000 ($583,000 - 2000 and $609,000 - 1999).

Savings plans for eligible employees and agents match employee contributions up to 6 percent of salary and agent contributions up to 2.5 percent of prior year paid commissions. Contributions expensed to the plan were $1,459,000 ($1,425,000 - 2000 and $1,468,000 - 1999). The Company may contribute an additional profit sharing amount up to 4 percent of salary depending upon corporate profits. The Company made no profit sharing contribution for 2001 ($1,098,000 - 2000 and none - 1999).

A noncontributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

                                                   Pension Benefits           Other Benefits
                                                  2001           2000         2001         2000

Accumulated benefit obligation                 $ 103,655          98,273         -             -

Change in plan assets:
Fair value of plan assets at beginning of year $  87,441          85,240     1,436         1,403
Return on plan assets                              3,814           4,033        77            74
Company contributions                              2,605           4,000         -             -
Benefits paid                                     (6,164)         (5,832)      (56)          (41)

  Fair value of plan assets at end of year     $  87,696          87,441     1,457         1,436

Change in projected benefit obligation:
Benefit obligation at beginning of year        $ 102,089          98,351    16,326        16,942
Service cost                                       1,940           1,913       708           530
Interest cost                                      7,442           7,365     1,345         1,144
Net (gain) loss from past experience               2,365             395     1,762        (1,641)
Benefits paid                                     (6,164)         (5,935)     (582)         (649)

  Benefit obligation at end of year            $ 107,672         102,089    19,559        16,326

Plan underfunding                              $ (19,976)        (14,648)  (18,102)      (14,890)
Unrecognized net (gain) loss                      32,570          28,291       408        (1,020)
Unrecognized prior service cost                   (5,852)         (6,500)        -             -
Unrecognized net transition asset                   (105)           (311)        -             -

  Prepaid (accrued) benefit cost               $   6,637           6,832   (17,694)      (15,910)

Amounts recognized in the
  consolidated balance sheet:
Accrued benefit liability                      $ (15,959)        (10,833)  (17,694)      (15,910)
Accumulated other comprehensive income            22,596          17,665         -             -

  Net amount recognized                        $   6,637           6,832   (17,694)      (15,910)

Weighted average assumptions:
Discount rate                                       7.25%          7.50      7.25          7.50
Expected return on plan assets                      8.50            8.75      5.50          5.50
Rate of compensation increase                       4.50            4.50         -             -

The assumed growth rate of health care costs has a significant effect on the amounts reported as the table below demonstrates.

                                           One Percentage Point
                                              Change in the Growth Rate
                                             Increase        Decrease

Service and interest cost components       $      446           (340)
Postretirement benefit obligation               3,599         (2,815)

The components of the net periodic benefits cost follow.

                                              Pension Benefits                   Other Benefits
                                        2001      2000       1999         2001      2000       1999

Service cost                         $ 1,940     1,912      2,760           708       530       626
Interest cost                          7,442     7,365      7,673         1,345     1,144     1,200
Expected return on plan assets        (7,252)   (7,211)    (9,067)          (79)      (78)      (88)
Amortization of:
  Unrecognized net (gain) loss         1,523     1,687      1,014           (24)      (20)       52
  Unrecognized prior service cost       (647)     (647)      (647)            -         -         -
  Unrecognized net transition asset     (206)     (206)      (206)            -         -         -
Net periodic benefits cost           $ 2,800     2,900      1,527         1,950     1,576     1,790

For measurement purposes, a 9.5 percent annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 5 percent in 2010 and thereafter.

SEGMENT INFORMATION

                                               Kansas City Life          Sunset         Old
                                            Individual     Group           Life       American      Total

2001:
Revenues from external customers          $   109,700      57,389        25,101        72,873      265,063
Investment income, net                        151,800         510        33,343        16,721      202,374
Segment income (loss)                          22,991        (692)       (1,501)        9,124       29,922
Other significant noncash items:
  Increase in policy reserves                  50,675         469        17,692         5,855       74,691
  Amortization of deferred
    acquisition costs                          17,034           -           247        10,484       27,765
  Amortization of the value of
    purchased insurance in force                4,104           -             -         3,368        7,472
Interest expense                                3,254           -             -           782        4,036
Income tax expense (benefit)                    3,322        (296)       (3,672)        2,264        1,618

Segment assets                              2,775,280       6,993       547,145       435,171    3,764,589
Expenditures for other long-lived assets        2,004          65             -            30        2,099

2000:
Revenues from external customers          $   110,339      56,267         28,272       74,765      269,643
Investment income, net                        155,420         767         34,456       16,492      207,135
Segment income                                 32,403         831          8,868        6,981       49,083
Other significant noncash items:
  Increase (decrease) in policy reserves       49,560        (389)        17,721        6,924       73,816
  Amortization of deferred
    acquisition costs                          11,437           -          5,138       10,253       26,828
  Amortization of the value of
    purchased insurance in force                4,305           -              -        3,498        7,803
Interest expense                                2,177           -              1            5        2,183
Income tax expense                             12,172         356          3,751        3,142       19,421

Segment assets                              2,696,884      10,948        531,393      407,036    3,646,261
Expenditures for other long-lived assets        2,640          40              -           15        2,695

1999:
Revenues from external customers          $   113,399      53,311         26,750       76,091      269,551
Investment income, net                        158,017       1,083         33,617       14,965      207,682
Segment income (loss)                          31,408        (898)         8,893        5,642       45,045
Other significant noncash items:
  Increase in policy reserves                  60,072         681         16,411        8,042       85,206
  Amortization of deferred
    acquisition costs                          12,443           -          7,765       11,053       31,261
  Amortization of the value of
    purchased insurance in force                5,128           -              -        3,567        8,695
Interest expense                                1,148           -              -            -        1,148
Income tax expense (benefit)                   12,931        (385)         3,898        2,574       19,018

Segment assets                              2,679,521      16,107        528,708      396,948    3,621,284
Expenditures for other long-lived assets        3,742         214              3          298        4,257

Enterprise-Wide Disclosures

                                                        2001       2000       1999

Revenues from external customers by line of business:
  Variable life insurance and annuities             $  17,811     16,181     11,153
  Interest sensitive products                          89,559     93,602     97,720
  Traditional individual insurance products            91,330     92,078     97,616
  Group life and disability products                   52,440     51,758     49,106
  Group ASO services                                    4,949      4,509      4,205
  Other                                                 8,974     11,515      9,751
      Total                                         $ 265,063    269,643    269,551

Company operations have been classified and summarized into the four reportable segments at left. The segments, while generally classified along Company lines, are based upon distribution method, product portfolio and target market. The Parent Company was divided into two segments. The Kansas City Life - Individual segment consists of sales of variable life and annuities, interest sensitive products and traditional life insurance products by a career general agency sales force. The Kansas City Life - Group segment consists of sales of group life, disability and dental products and administrative services only (ASO) by the Company’s career general agency sales force and appointed group agents. The Sunset Life segment consists of sales of interest sensitive and traditional products by personal producing general agents. The Old American segment markets whole life final expense products to seniors through a general agency sales force.

Separate investment portfolios are maintained for each of the companies. However, investments are allocated to the group segment based upon its cash flows. Its investment income is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies which are consistent with industry cost methodologies.

The totals at left agree to the selected financial data which reconciles to the consolidated financial statements. Intersegment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10 percent or more of the Company’s revenue.

FEDERAL INCOME TAXES

A reconciliation of the Federal income tax rate and the actual tax rate experienced is shown below.

                                   2001    2000    1999

Federal income tax rate              35%   35      35
Special tax credits                 (15)     (6)     (5)
Release excess income tax liability
  on years closed to IRS audit      (14)      -       -
Other permanent differences          (1)     (1)      -

Actual income tax rate                5%   28      30

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below.

                                         2001     2000

Deferred tax assets:
  Basis differences between tax and
    GAAP accounting for investments  $   13,034   18,493
  Future policy benefits                 45,753   50,404
  Employee retirement benefits           16,826   14,579
  Other                                  10,695    7,670
Gross deferred tax assets                86,308   91,146

Deferred tax liabilities:
  Capitalization of policy acquisition
    costs, net of amortization           46,953   47,235
  Property and equipment, net             3,675    3,708
  Value of insurance in force            27,911   30,449
  Other                                     178      884
Gross deferred tax liabilities           78,717   82,276
  Net deferred tax asset             $    7,591    8,870

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. In management’s opinion, it is more likely than not that the Company will realize the benefit of the net deferred tax asset and, therefore, no valuation allowance has been established.

Federal income taxes were paid this year of $2,350,000 ($17,364,000 - 2000 and $17,884,000 - 1999).

Policyholders’ surplus, which is frozen under the Deficit Reduction Act of 1984, is $40,500,000 for Kansas City Life, $2,800,000 for Sunset Life and $13,700,000 for Old American. The Companies do not plan to distribute their policyholders’ surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders’ surplus become taxable, the tax computed at current rates would approximate $20,000,000.

Income taxed on a current basis is accumulated in shareholders’ surplus and can be distributed to stockholders without tax to the Company. Shareholders’ surplus equals $411,637,000 for Kansas City Life, $95,780,000 for Sunset Life and $76,740,000 for Old American.

The income tax expense (benefit) is recorded in various places in the Company's financial statements as detailed below.

                                       2001     2000     1999

Net income                         $   1,618   19,421   19,018
Stockholders' equity:
  Related to:
    Unrealized gains (losses), net    10,584    5,163  (56,495)
    Decrease (increase) in
      unfunded pension liability      (1,726)  (3,105)     194
Total income tax expense (benefit)
  included in financial statements $  10,476   21,479  (37,283)

QUARTERLY CONSOLIDATED
FINANCIAL DATA (unaudited)

                         First   Second    Third    Fourth

2001:
Total revenues      $   116,833  118,255  112,330  104,271

Net income                9,518   11,466    8,782      156

Per common share,
  basic and diluted         .79      .95      .73      .02

2000:
Total revenues      $   120,513  117,874  118,332  116,188

Net income               13,118   13,722   14,576    7,667

Per common share,
  basic and diluted        1.09     1.14     1.21      .64

CONTINGENT LIABILITIES

Over the past several years, life insurers have faced extensive claims, including class action lawsuits, alleging improper marketing practices. Sunset Life is the defendant in such a class action lawsuit regarding its sales practices. In connection with a preliminary settlement of this matter, the Company increased its reserves $16.3 million in 2001 based upon information currently available. A final hearing is scheduled for February 28, 2002. Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of any settlement could differ materially from the amounts presently estimated. This estimate will continue to be updated as more specific information is developed. However, based on information available at this time and the uncertainties associated with any settlement, additional costs related to this item cannot be estimated with precision.

In addition to the above, the Company and certain of its subsidiaries are defendants in, or subject to, other claims or legal actions that arose in the ordinary course of business. Some of these lawsuits arose in jurisdictions that permit punitive damages disproportinate to the actual damages alleged. Although no assurances can be given and no determinations can be made at this time as to the outcome of any of these lawsuits or proceedings, the Company and its subsidiaries believe that there are meritorious defenses for these claims and are defending them vigorously. In management's opinion the amounts ultimately paid in these suits, if any, would have no material effect on the Company's consolidated results of operations or financial position.

REPORTS OF
INDEPENDENT AUDITORS

To the Board of Directors and Stockholders
of Kansas City Life Insurance Company

        We have audited the accompanying consolidated balance sheet of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Kansas City, Missouri
January 25, 2002

To the Board of Directors and Stockholders
of Kansas City Life Insurance Company

        We have audited the accompanying consolidated statements of income, stockholders' equity, and cash flows of Kansas City Life Insurance Company and subsidiaries (the Company) for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of the operations and cash flows of Kansas City Life Insurance Company and subsidiaries for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP
Kansas City, Missouri
January 24, 2000

STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
        Kansas City Life Insurance Company
        3520 Broadway
        Post Office Box 219139
        Kansas City, Missouri 64121-9139
        Telephone: (816) 753-7000
        Fax: (816) 753-4902
        Internet: http://www.kclife.com
        E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
        The annual meeting of stockholders will be held at
        9 a.m. Thursday, April 18, 2002, at Kansas City Life's corporate headquarters.

TRANSFER AGENT
        Cheryl Keefer, Assistant Secretary
        Kansas City Life Insurance Company
        Post Office Box 219139
        Kansas City, Missouri 64121-9139

10-K REQUEST
        Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and
        Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
        As of February 11, 2002, Kansas City Life had approximately 670 security holders, including individual participants in security position listings.

STOCK AND DIVIDEND INFORMATION
        Stock Quotation Symbol
        Over-the-Counter--KCLI

                                    Bid           Dividend
                             High        Low         Paid

                                     (per share)
     2001:
     First quarter         $  40.25     34.38        $ .27
     Second quarter           39.63     34.84          .27
     Third quarter            39.80     34.50          .27
     Fourth quarter           37.46     35.05          .27
                                                     $1.08

     2000:
     First quarter         $  35.63     22.13        $ .25
     Second quarter           31.00     23.63          .25
     Third quarter            35.38     26.13          .25
     Fourth quarter           35.31     29.00          .25
                                                     $1.00

A quarterly dividend of $.27 per share was paid February 25, 2002.

Over-the-counter market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

Kansas City Life Variable Life Separate Account
Schedule of Investments
December 31, 2001

                                                                                                       Market
Assets                                                                                                 Value       Cost
Investments:                                                                                            (in thousands)
     Federated Insurance Series
        American Leaders Fund II - 249,461 shares at a net asset value (NAV) of $19.25 per share     $ 4,802      4,971
        High Income Bond Fund II - 141,414 shares at a NAV of $7.72 per share                          1,092      1,324
        International Small Company Fund II - 10,864 shares at a NAV of $5.55 per share                   60         81
        Prime Money Fund II - 4,837,589  shares at a NAV of $1.00 per share                            4,838      4,838

     MFS Variable Insurance Trust
        Research Series - 369,677 shares at a NAV of $14.32 per share                                  5,294      6,614
        Emerging Growth Series - 500,341 shares at a NAV of $17.98 per share                           8,996     11,732
        Total Return Series - 162,945 shares at a NAV of $18.61 per share                              3,032      2,908
        Bond Series - 109,326 shares at a NAV of $11.52 per share                                      1,259      1,228
        Strategic Income Series - 18,644 shares at a NAV of $10.09 per share                             188        187
        Utilities Series - 332,512 shares at a NAV of $15.95 per share                                 5,303      6,695

     American Century Variable Portfolios
        VP Capital Appreciation - 231,691 shares at a NAV of $7.50 per share                           1,738      2,446
        VP International - 531,228 shares at a NAV of $6.59 per share                                  3,501      4,647
        VP Value - 172,371 shares at a NAV of $7.44 per share                                          1,282      1,157
        VP Income and Growth - 154,179 shares at a NAV of $6.46 per share                                996      1,109

     Dreyfus Variable Investment Fund
        Appreciation Portfolio - 139,160 shares at a NAV of $34.98 per share                           4,868      5,054
        Small Cap Portfolio - 195,941 shares at a NAV of $35.13 per share                              6,883      8,853
        Dreyfus Stock Index Fund - 584,355 shares at a NAV of $29.36 per share                        17,157     19,057
        The Dreyfus Socially Responsible Growth Fund, Inc. - 36,935 shares at a NAV of $26.67 per share  985      1,264

     J.P.  Morgan Series Trust II
        U.S. Disciplined Equity Portfolio - 73,172 shares at a NAV of $13.06 per share                   956      1,100
        Small Company Portfolio - 68,670 shares at a NAV of $13.22 per share                             908      1,003

     Franklin Templeton Variable Products Series Fund
        Franklin Real Estate Fund - 4,560 shares at a NAV of $17.99 per share                             82         78
        Franklin Small Cap Fund - 19,715 shares at a NAV of $17.85 per share                             352        386
        Templeton Developing Markets Securities Fund - 6,874 shares at a NAV of $4.76 per share           32         35
        Templeton Foreign Securities Fund - 65,107 shares at a NAV of $11.74 per share                   764      1,057

     Calamos: Advisors Trust
        Convertible Portfolio - 171,891 shares at a NAV of $11.29 per share                            1,941      2,039

     A I M Variable Insurance Funds
        V.I. Dent Demographic Trends Fund - 72,928 shares at a NAV of $5.59 per share                    408        514
        V.I. New Technology Fund - 54,776 shares at a NAV of $4.21 per share                             231        420
        V.I. Premier Equity Fund - 22,238 shares at a NAV of $23.35 per share                            519        551

     Seligman Portfolios, Inc.
        Communications and Information Portfolio - 35,921 shares at a NAV of $12.53 per share            450        555
        Capital Portfolio - 60,352 shares at a NAV of $12.34 per share                                   745      1,116

     Total Assets                                                                                    $ 79,662     93,019

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Net Assets
December 31, 2001

                                                         VUL             SVUL         Alliance
                                                    Number   Unit   Number  Unit   Number   Unit     Market
Net Assets                                         of Units  Value  of Units Value  of Units Value     Value
                                                                                                 (in thousands)
    Federated Insurance Series
       American Leaders Fund II                   210,775 $18.382 69,737 $12.852   3,390  $9.264      $4,802
       High Income Bond Fund II                    76,877  11.774 18,270   9.864     659   9.671       1,092
       International Small Company Fund II          9,944   5.718    593   5.739       4   7.940          60
       Prime Money Fund II                        261,286  12.540 105,801 11.951  29,382  10.131       4,838

    MFS Variable Insurance Trust
       Research Series                            285,329  15.995 63,351  11.370   1,131   8.592       5,294
       Emerging Growth Series                     451,209  17.159 95,972  12.651   4,804   8.221       8,996
       Total Return Series                        138,291  17.712 39,748  13.927   3,008   9.772       3,032
       Bond Series                                 66,704  13.330 25,504  12.768   4,294  10.396       1,259
       Strategic Income Series                     14,137  11.327    150  10.777   2,543  10.373         188
       Utilities Series                           233,712  18.426 66,341  14.038   8,212   8.017       5,303

    American Century Variable Portfolios
       VP Capital Appreciation                    138,273  11.449 13,049  11.158   1,095   8.236       1,738
       VP International                           210,700  14.766 33,627  11.234   1,382   8.545       3,501
       VP Value                                   137,214   7.745 25,514   7.801   1,993  10.391       1,282
       VP Income and Growth                        92,033   6.395 56,362   6.446   4,826   9.150         996

    Dreyfus Variable Investment Fund
       Appreciation Portfolio                     297,854  13.878 54,327  13.267   1,451   9.242       4,868
       Small Cap Portfolio                        416,722  14.077 77,807  12.435   5,229   9.526       6,883
       Dreyfus Stock Index Fund                  1,027,952 13.733 210,089 12.791  38,925   9.064      17,157
       The Dreyfus Socially Responsible Fund, Inc. 33,691  27.196  2,081  27.394   1,388   8.501         985

    J.P. Morgan Series Trust II
       Equity Portfolio                            46,207  14.243 20,400  14.346     541   8.950         956
       Small Company Portfolio                     52,605  13.628 13,411  13.728     734   9.257         908

    Franklin Templeton Variable Products Series Fund
       Franklin Real Estate Fund                    4,937  11.437  1,677  11.479     606  10.428          82
       Franklin Small Cap                          49,923   6.539  2,973   6.563     648   9.167         352
       Templeton Developing Markets Securities Fund 3,950   7.585     81   7.613     233   9.184          32
       Templeton Foreign Securities Fund           40,689  17.724  2,065  17.852     712   8.906         764

    Calamos: Advisors Trust
       Convertible Portfolio                      127,312  12.100 28,021  12.187   6,099   9.623       1,941

    A I M Variable Insurance Funds
       V. I. Dent Demographic Trends Fund          66,002   4.936 15,355   4.954     693   8.433         408
       V. I. New Technology Fund                   68,133   3.032  7,245   3.043     246   8.157         231
       V. I. Premier Equity Fund                   61,192   7.229  6,662   7.256   3,175   8.996         519

    Seligman Portfolios, Inc.
       Communications and Information Portfolio    62,335   6.360  4,265   6.383   2,957   8.938         450
       Capital Portfolio                           97,988   6.533 11,101   6.557   3,649   8.711         745

    Total Net Assets                                                                                $ 79,662

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations
Year ended December 31, 2001
(in thousands)

                                                    Federated Insurance Series
                                                            High    Int'l
                                                  American  Income   Small    Prime
                                                  Leaders   Bond   Company   Money
                                                  Fund II  Fund II Fund II  Fund II
Variable Universal Life:
  Investment Income:
    Income:
      Dividend Distributions                        $    55     95        -     121
      Capital Gains Distributions                     23      1        -       -
      Total Income                                     78     96        -     121
    Expenses:
      Mortality and Expense Fees                         35      9        1      33
      Contract Expense Charges                       455     98        6     698
      Total Expenses                                  490    107        7     731
         Investment Income (Loss)                    (412)   (11)      (7)   (610)
  Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                              (36)   (85)      (5)      -
      Unrealized Appreciation (Depreciation)        (209)     5      (16)      -
         Net Gain (Loss) on Investments              (245)   (80)     (21)      -

            Change in Net Assets from Operations  $  (657)   (91)     (28)   (610)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $       1       -      45     42      6     149
         Capital Gains Distributions                     621     524      66      -      -     391
         Total Income                                    622     524     111     42      6     540
       Expenses:
         Mortality and Expense Fees                       42      70      20      7      1      42
         Contract Expense Charges                        586   1,047     293    115     24     670
         Total Expenses                                  628   1,117     313    122     25     712
            Investment Income (Loss)                      (6)   (593)   (202)   (80)   (19)   (172)
     Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                           (213)   (572)     23      7      -    (184)
         Unrealized Appreciation (Depreciation)       (1,543) (3,433)   (128)    10      1  (1,641)
            Net Gain (Loss) on Investments            (1,756) (4,005)   (105)    17      1  (1,825)

               Change in Net Assets from Operations$  (1,762) (4,598)   (307)   (63)   (18) (1,997)

                                                American Century Variable Portfolios    Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap    Stock  Socially
                                                     Apprec   Int'l  Value  & Growth  Portfolio Portfolio Index  Responsible
Variable Universal Life:
 Investment Income:
   Income:
     Dividend Distributions                      $       -       3      5       4           35      24     153         1
     Capital Gains Distributions                       577     322      -       -            -     383      75         -
     Total Income                                      577     325      5       4           35     407     228         1
   Expenses:
     Mortality and Expense Fees                         15      30      6       5           37      50     121         8
     Contract Expense Charges                          237     404     93     111          461     602   1,943       140
     Total Expenses                                    252     434     99     116          498     652   2,064       148
       Investment Income (Loss)                        325    (109)   (94)   (112)        (463)   (245) (1,836)     (147)
 Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                             (232)   (207)    28     (21)         (26)   (369)   (367)      (65)
     Unrealized Appreciation (Depreciation)           (875) (1,301)    62     (23)        (418)   (367) (1,679)     (182)
       Net Gain (Loss) on Investments               (1,107) (1,508)    90     (44)        (444)   (736) (2,046)     (247)

          Change in Net Assets from Operations   $    (782) (1,617)    (4)   (156)        (907)   (981) (3,882)     (394)

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Year ended December 31, 2001
(in thousands)

                                                      J.P. Morgan      Franklin Templeton Variable Products     Calamos

                                                              Small                   Developing
                                                    Equity   Company    Real   Small   Markets    Foreign      Convertible
                                                   Portfolio Portfolio  Estate  Cap   Securities Securities     Portfolio
Variable Universal Life:
 Investment Income:
  Income:
    Dividend Distributions                       $        3        -      1       1         -         21          49
    Capital Gains Distributions                           -        -      -       -         -        161           -
    Total Income                                          3        -      1       1         -        182          49
  Expenses:
    Mortality and Expense Fees                            3        7      -       2         -          6          12
    Contract Expense Charges                             92      102      7      28         5         82         171
    Total Expenses                                       95      109      7      30         5         88         183
      Investment Income (Loss)                          (92)    (109)    (6)    (29)       (5)        94        (134)
 Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                (28)     (60)     -     (26)       (1)       (60)        (21)
    Unrealized Appreciation (Depreciation)              (39)     (24)     2      (7)       (2)      (243)        (83)
      Net Gain (Loss) on Investments                    (67)     (84)     2     (33)       (3)      (303)       (104)

         Change in Net Assets from Operations    $     (159)    (193)    (4)    (62)       (8)      (209)       (238)

                                                    A I M Variable Insurance Funds Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio     Total
Variable Universal Life:
 Investment Income:
   Income:
     Dividend Distributions                        $      -        10         1       74        -           899
     Capital Gains Distributions                          -       108         8        -      253         3,513
     Total Income                                         -       118         9       74      253         4,412
   Expenses:
     Mortality and Expense Fees                           2         1         3        3        4           575
     Contract Expense Charges                            56        37        46       42       58         8,709
     Total Expenses                                      58        38        49       45       62         9,284
       Investment Income (Loss)                         (58)       80       (40)      29      191        (4,872)
 Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                               (32)      (34)       (6)     (33)     (41)       (2,666)
     Unrealized Appreciation (Depreciation)             (70)     (141)      (18)     (49)    (270)      (12,681)
       Net Gain (Loss) on Investments                  (102)     (175)      (24)     (82)    (311)      (15,347)

          Change in Net Assets from Operations     $   (160)      (95)      (64)     (53)    (120)      (20,219)

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Year ended December 31, 2001
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II   Fund II
Survivorship Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $        12     18        -      41
         Capital Gains Distributions                         6      -        -       -
         Total Income                                       18     18        -      41
       Expenses:
         Mortality and Expense Fees                          6      1        -       7
         Contract Expense Charges                           64     24        1     385
         Total Expenses                                     70     25        1     392
            Investment Income (Loss)                       (52)    (7)      (1)   (351)
       Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                              (10)   (18)      (2)      -
         Unrealized Appreciation (Depreciation)            (49)     -        -       -
            Net Gain (Loss) on Investments                 (59)   (18)      (2)      -

               Change in Net Assets from Operations$      (111)   (25)      (3)   (351)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income Utilities
                                                     Series  Series  Series  Series Series Series
Survivorship Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $       -       -       9     11      -      32
         Capital Gains Distributions                      97      89      10      -      -      80
         Total Income                                     97      89      19     11      -     112
       Expenses:
         Mortality and Expense Fees                        5       9       2      1      -       6
         Contract Expense Charges                         70     128      53     32      -     100
         Total Expenses                                   75     137      55     33      -     106
            Investment Income (Loss)                      22     (48)    (36)   (22)     -       6
       Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                            (45)   (208)      3      2      -     (46)
         Unrealized Appreciation (Depreciation)         (235)   (493)    (17)     4      -    (334)
            Net Gain (Loss) on Investments              (280)   (701)    (14)     6      -    (380)

               Change in Net Assets from Operations$    (258)   (749)    (50)   (16)     -    (374)

                                                  American Century Variable Portfolios    Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap      Stock  Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Survivorship Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                      $       -       -      -       3            6       4      32         -
       Capital Gains Distributions                        47      40      -       -            -      63      14         -
       Total Income                                       47      40      -       3            6      67      46         -
     Expenses:
       Mortality and Expense Fees                          1       3      1       2            5       6      18         -
       Contract Expense Charges                           25      59     16      16           57      70     402        15
       Total Expenses                                     26      62     17      18           62      76     420        15
         Investment Income (Loss)                         21     (22)   (17)    (15)         (56)     (9)   (374)      (15)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                              (31)    (47)     3      (8)         (13)    (93)   (139)       (6)
       Unrealized Appreciation (Depreciation)            (67)   (146)    12     (31)         (76)    (36)   (269)       (8)
         Net Gain (Loss) on Investments                  (98)   (193)    15     (39)         (89)   (129)   (408)      (14)

            Change in Net Assets from Operations   $     (77)   (215)    (2)    (54)        (145)   (138)   (782)      (29)

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Year ended December 31, 2001
(in thousands)

                                                         J.P. Morgan     Franklin Templeton Variable Products    Calamos

                                                                Small                  Developing
                                                       Equity  Company    Real   Small   Markets    Foreign     Convertible
                                                     Portfolio Portfolio Estate  Cap  Securities  Securities    Portfolio
Survivorship Variable Universal Life:
    Investment Income:
     Income:
       Dividend Distributions                       $        1        -      -       -         -          1          10
       Capital Gains Distributions                           -        -      -       -         -          6           -
       Total Income                                          1        -      -       -         -          7          10
     Expenses:
       Mortality and Expense Fees                            2        1      -       -         -          -           2
       Contract Expense Charges                             26       27      2       4         -          8          49
       Total Expenses                                       28       28      2       4         -          8          51
         Investment Income (Loss)                          (27)     (28)    (2)     (4)        -         (1)        (41)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                 (6)     (16)     -      (7)        -         (2)         (4)
       Unrealized Appreciation (Depreciation)              (25)       7      1       1         -        (10)        (18)
         Net Gain (Loss) on Investments                    (31)      (9)     1      (6)        -        (12)        (22)

            Change in Net Assets from Operations    $      (58)     (37)    (1)    (10)        -        (13)        (63)

                                                    A I M Variable Insurance Funds  Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm    Capital
                                                      Trends  Technology Equity      Info    Portfolio      Total
Survivorship Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                        $      -         1         -        5       -           186
       Capital Gains Distributions                          -        11         1        -      30           494
       Total Income                                         -        12         1        5      30           680
     Expenses:
       Mortality and Expense Fees                           -         -         -        -       -            78
       Contract Expense Charges                            20         6         8        4      13         1,684
       Total Expenses                                      20         6         8        4      13         1,762
         Investment Income (Loss)                         (20)        6        (7)       1      17        (1,082)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                (1)       (7)      (10)     (14)    (11)         (736)
       Unrealized Appreciation (Depreciation)              (2)      (15)       (2)       4     (28)       (1,832)
         Net Gain (Loss) on Investments                    (3)      (22)      (12)     (10)    (39)       (2,568)

            Change in Net Assets from Operations     $    (23)      (16)      (19)      (9)    (22)       (3,650)

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations
Period from May 21, 2001 (inception ) to December 31, 2001
(in thousands)

                                                        Federated Insurance Series
                                                                High   Int'l
                                                     American  Income  Small    Prime
                                                      Leaders   Bond  Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Alliance Variable Universal Life :
     Investment Income:
       Income:
         Dividend Distributions                    $         -      -        -       4
         Capital Gains Distributions                         -      -        -       -
         Total Income                                        -      -        -       4
     Expenses:
       Mortality and Expense Fees                            -      -        -       1
       Contract Expense Charges                              2      -        -      81
       Total Expenses                                        2      -        -      82
            Investment Income (Loss)                        (2)     -        -     (78)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                  -      -        -       -
       Unrealized Appreciation (Depreciation)                1      -        -       -
            Net Gain (Loss) on Investments                   1      -        -       -

            Increase (Decrease) in Net
                Assets from Operations             $        (1)     -        -     (78)

Total Variable Universal Life, Survivorship and
       Alliance Universal Life  -
    Change in Net Assets from Operations           $      (769)  (116)     (31) (1,039)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total         Strategic
                                                     ResearchGrowth  Return   Bond  Income Utilities
                                                     Series  Series  Series  Series Series Series
Alliance Variable Universal Life :
     Investment Income:
       Income:
         Dividend Distributions                    $       -       -       -      -      -       -
         Capital Gains Distributions                       -       -       -      -      -       -
         Total Income                                      -       -       -      -      -       -
     Expenses:
       Mortality and Expense Fees                          -       -       -      -      -       -
       Contract Expense Charges                            1       2       2      1      -       3
       Total Expenses                                      1       2       2      1      -       3
            Investment Income (Loss)                      (1)     (2)     (2)    (1)     -      (3)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                -       -       -      -      -      (1)
       Unrealized Appreciation (Depreciation)              1       3       -      -      -       -
            Net Gain (Loss) on Investments                 1       3       -      -      -      (1)

            Increase (Decrease) in Net
                Assets from Operations             $       -       1      (2)    (1)     -      (4)

Total Variable Universal Life, Survivorship and
       Alliance Universal Life  -
    Change in Net Assets from Operations           $  (2,020) (5,346)   (359)   (80)   (18) (2,375)

                                                  American Century Variable Portfolios  Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap     Stock   Socially
                                                     Apprec   Int'l  Value  & Growth   Portfolio Portfolio Index  Responsible
Alliance Variable Universal Life:
Investment Income:
   Income:
     Dividend Distributions                        $       -       -      -       -            -       -       1         -
     Capital Gains Distributions                           -       -      -       -            -       3       1         -
     Total Income                                          -       -      -       -            -       3       2         -
   Expenses:
     Mortality and Expense Fees                            -       -      -       -            -       -       -         -
     Contract Expense Charges                              -       1      2       -            1       4      10         1
     Total Expenses                                        -       1      2       -            1       4      10         1
         Investment Income (Loss)                          -      (1)    (2)      -           (1)     (1)     (8)       (1)
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                  -       -      -       -            -       -       1         -
     Unrealized Appreciation (Depreciation)                -       -      1       -            -       1      10         -
         Net Gain (Loss) on Investments                    -       -      1       -            -       1      11         -

         Increase (Decrease) in Net
             Assets from Operations               $        -      (1)    (1)      -           (1)      -       3        (1)

Total Variable Universal Life, Survivorship and
     Alliance Universal Life  -
    Change in Net Assets from Operations           $    (859) (1,833)    (7)   (210)      (1,053) (1,119) (4,661)     (424)

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Period from May 21, 2001 (inception ) to December 31, 2001
(in thousands)

                                                         J.P. Morgan     Franklin Templeton Variable Products    Calamos

                                                                Small                  Developing
                                                       Equity  Company    Real  Small   Markets    Foreign      Convertible
                                                     Portfolio Portfolio  Estate Cap   Securities  Securities    Portfolio
Alliance Variable Universal Life:
Investment Income:
    Income:
      Dividend Distributions                        $        -        -      -       -         -          -           1
      Capital Gains Distributions                            -        -      -       -         -          -           -
     Total Income                                            -        -      -       -         -          -           1
    Expenses:
      Mortality and Expense Fees                             -        -      -       -         -          -           -
      Contract Expense Charges                               -        -      -       -         -          -           2
     Total Expenses                                          -        -      -       -         -          -           2
         Investment Income (Loss)                            -        -      -       -         -          -          (1)
    Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                   -        -      -       -         -          -           -
      Unrealized Appreciation (Depreciation)                 -        1      -       1         -          -           2
         Net Gain (Loss) on Investments                      -        1      -       1         -          -           2

         Increase (Decrease) in Net
             Assets from Operations                 $        -        1      -       1         -          -           1

Total Variable Universal Life, Survivorship and
     Alliance Universal Life  -
    Change in Net Assets from Operations            $     (217)    (229)    (5)    (71)       (8)      (222)       (300)

                                                    A I M Variable Insurance Funds  Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio      Total
Alliance Variable Universal Life:
Investment Income:
   Income:
     Dividend Distributions                          $      -         -         -        4       -            10
     Capital Gains Distributions                            -         1         1        1      10            17
     Total Income                                           -         1         1        5      10            27
   Expenses:
     Mortality and Expense Fees                             -         -         -        -       -             1
     Contract Expense Charges                               -         -         1        2       1           117
     Total Expenses                                         -         -         1        2       1           118
         Investment Income (Loss)                           -         1         -        3       9           (91)
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                   -         -         -        -      (1)           (1)
     Unrealized Appreciation (Depreciation)                 -        (1)        2       (1)     (9)           12
         Net Gain (Loss) on Investments                     -        (1)        2       (1)    (10)           11

         Increase (Decrease) in Net
             Assets from Operations                  $      -         -         2        2      (1)          (80)

Total Variable Universal Life, Survivorship and
     Alliance Universal Life  -
    Change in Net Assets from Operations             $   (183)     (111)      (81)     (60)   (143)       (23,949)

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2001
(in thousands)

                                                        Federated Insurance Series
                                                                High   Int'l
                                                     American  Income  Small    Prime
                                                      Leaders   Bond  Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $      (412)   (11)      (7)   (610)
       Realized Gain (Loss)                                (36)   (85)      (5)      -
       Unrealized Appreciation (Depreciation)             (209)     5      (16)      -
         Change in Net Assets from Operations             (657)   (91)     (28)   (610)

     Deposits                                              861    171       18   7,598

     Payments and Withdrawals:
       Death Benefits                                        -      -        -       -
       Withdrawals                                         372     53        2     210
       Transfers (in) out                                   76     94      (23)  7,048
         Payments and Withdrawals                          448    147      (21)  7,258

     Net Assets:
       Net Increase                                       (244)   (67)      11    (270)
       Beginning of Year                                 4,119    973       45   3,546

         End of Year                               $     3,875    906       56   3,276

                                                                MFS Variable Insurance Trust

                                                               Emerging Total        Strategic
                                                       Research Growth  Return  Bond  Income  Utilities
                                                       Series   Series  Series Series Series   Series
Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $        (6)    (593)  (202)   (80)    (19)   (172)
       Realized Gain (Loss)                               (213)    (572)    23      7       -    (184)
       Unrealized Appreciation (Depreciation)           (1,543)  (3,433)  (128)    10       1  (1,641)
         Change in Net Assets from Operations           (1,762)  (4,598)  (307)   (63)    (18) (1,997)

     Deposits                                            1,318    2,584    607    189      42   1,341

     Payments and Withdrawals:
       Death Benefits                                        9        8      4      2       1      11
       Withdrawals                                         309      441    171     78       5     342
       Transfers (in) out                                 (301)    (397)  (390)  (280)    (26)   (479)
         Payments and Withdrawals                           17       52   (215)  (200)    (20)   (126)

     Net Assets:
       Net Increase                                       (461)  (2,066)   515    326      44    (530)
       Beginning of Year                                 5,025    9,809  1,934    562     116   4,837

         End of Year                               $     4,564    7,743  2,449    888     160   4,307

                                                  American Century Variable Portfolios  Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap    Stock    Socially
                                                     Apprec   Int'l  Value  & Growth   Portfolio Portfolio Index  Responsible
Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                      $     325    (109)   (94)   (112)        (463)   (245) (1,836)     (147)
     Realized Gain (Loss)                               (232)   (207)    28     (21)         (26)   (369)   (367)      (65)
     Unrealized Appreciation (Depreciation)             (875) (1,301)    62     (23)        (418)   (367) (1,679)     (182)
       Change in Net Assets from Operations             (782) (1,617)    (4)   (156)        (907)   (981) (3,882)     (394)

   Deposits                                             573     963    248     254        1,037   1,299   4,471       297

   Payments and Withdrawals:
     Death Benefits                                        8       2      -       -            -       4       2         1
     Withdrawals                                         100     131      7      12          307     222   1,000        43
     Transfers (in) out                                 (179)   (191)  (375)    (75)         (72)   (324) (1,055)       (7)
       Payments and Withdrawals                          (71)    (58)  (368)    (63)         235     (98)    (53)       37

   Net Assets:
     Net Increase                                       (138)   (596)   612     161         (105)    416     642      (134)
     Beginning of Year                                 1,721   3,707    450     428        4,239   5,449  13,475     1,050

       End of Year                                 $   1,583   3,111  1,062     589        4,134   5,865  14,117       916

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets(continued)
Year ended December 31, 2001
(in thousands)

                                                         J.P. Morgan     Franklin Templeton Variable Products   Calamos

                                                                Small                  Developing
                                                       Equity  Company    Real  Small   Markets    Foreign     Convertible
                                                     Portfolio Portfolio  Estate Cap   Securities Securities   Portfolio
Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                       $      (92)    (109)    (6)    (29)       (5)        94        (134)
     Realized Gain (Loss)                                  (28)     (60)     -     (26)       (1)       (60)        (21)
     Unrealized Appreciation (Depreciation)                (39)     (24)     2      (7)       (2)      (243)        (83)
       Change in Net Assets from Operations               (159)    (193)    (4)    (62)       (8)      (209)       (238)

    Deposits                                               221      179     18      94         9        144         369

    Payments and Withdrawals:
     Death Benefits                                          -        -      -       -         -          2           3
     Withdrawals                                            12       19      -      15         -         11          39
     Transfers (in) out                                   (141)      27    (35)   (150)      (11)       (91)       (572)
       Payments and Withdrawals                           (129)      46    (35)   (135)      (11)       (78)       (530)

    Net Assets:
     Net Increase                                          191      (60)    49     167        12         13         661
     Beginning of Year                                     467      777      8     159        18        708         879

       End of Year                                  $      658      717     57     326        30        721       1,540

                                                     A I M Variable Insurance Funds Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier             Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio       Total
Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $    (58)       80       (40)      29     191         (4,872)
     Realized Gain (Loss)                                 (32)      (34)       (6)     (33)    (41)        (2,666)
     Unrealized Appreciation (Depreciation)               (70)     (141)      (18)     (49)   (270)       (12,681)
       Change in Net Assets from Operations              (160)      (95)      (64)     (53)   (120)       (20,219)

   Deposits                                               158        97       144      112     134         25,550

   Payments and Withdrawals:
     Death Benefits                                         -         -         -        -       -             57
     Withdrawals                                            2        11        12        3       7          3,936
     Transfers (in) out                                  (145)     (162)     (260)    (214)   (410)           880
       Payments and Withdrawals                          (143)     (151)     (248)    (211)   (403)         4,873

   Net Assets:
     Net Increase                                         141       153       328      270     417            458
     Beginning of Year                                    185        54       114      127     223         65,204

       End of Year                                   $    326       207       442      397     640         65,662

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2001
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Survivorship Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $       (52)    (7)      (1)   (351)
       Realized Gain (Loss)                                (10)   (18)      (2)      -
       Unrealized Appreciation (Depreciation)              (49)     -        -       -
         Change in Net Assets from Operations             (111)   (25)      (3)   (351)

     Deposits                                              164     79        4   1,476

     Payments and Withdrawals:
       Death Benefits                                        -      -        -       -
       Withdrawals                                          63     34        5      59
       Transfers (in) out                                  (25)     9       (3)    831
         Payments and Withdrawals                           38     43        2     890

     Net Assets:
       Net Increase                                         15     11       (1)    235
       Beginning of Year                                   881    169        5   1,029

         End of Year                                       896    180        4   1,264

                                                             MFS Variable Insurance Trust

                                                            Emerging Total         Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
 Survivorship Variable Universal Life:
      Change in Net Assets from Operations:
       Investment Income (Loss)                    $      22     (48)    (36)   (22)     -       6
       Realized Gain (Loss)                              (45)   (208)      3      2      -     (46)
       Unrealized Appreciation (Depreciation)           (235)   (493)    (17)     4      -    (334)
         Change in Net Assets from Operations           (258)   (749)    (50)   (16)     -    (374)

      Deposits                                            200     373     153     85      1     294

      Payments and Withdrawals:
       Death Benefits                                      -       -       -      -      -       -
       Withdrawals                                        81     117      35     54      -      26
       Transfers (in) out                                  9     122    (165)  (159)     -     (35)
         Payments and Withdrawals                         90     239    (130)  (105)     -      (9)

     Net Assets:
       Net Increase                                     (148)   (615)    233    174      1     (71)
       Beginning of Year                                 868   1,829     321    152      1   1,001

         End of Year                                     720   1,214     554    326      2     930

                                                   American Century Variable Portfolios   Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap      Stock   Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Survivorship Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                      $      21     (22)   (17)    (15)         (56)     (9)   (374)      (15)
     Realized Gain (Loss)                                (31)    (47)     3      (8)         (13)    (93)   (139)       (6)
     Unrealized Appreciation (Depreciation)              (67)   (146)    12     (31)         (76)    (36)   (269)       (8)
       Change in Net Assets from Operations              (77)   (215)    (2)    (54)        (145)   (138)   (782)      (29)

   Deposits                                               70     177     47      30          157     174   1,114        50

   Payments and Withdrawals:
     Death Benefits                                        -       -      -       -            -       -       -         -
     Withdrawals                                           1      20     15       4           79     115     471         -
     Transfers (in) out                                  (10)     57   (154)     14           46     (98)    112        18
       Payments and Withdrawals                           (9)     77   (139)     18          125      17     583        18

   Net Assets:
     Net Increase                                          2    (115)   184     (42)        (113)     19    (251)        3
     Beginning of Year                                   144     493     15     405          834     949   2,938        54

       End of Year                                       146     378    199     363          721     968   2,687        57

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (continued)
Year ended December 31, 2001
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products   Calamos

                                                                 Small                  Developing
                                                       Equity   Company    Real  Small   Markets    Foreign     Convertible
                                                      Portfolio Portfolio  Estate Cap   Securities  Securities   Portfolio
Survivorship Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                       $      (27)     (28)    (2)     (4)        -         (1)        (41)
     Realized Gain (Loss)                                   (6)     (16)     -      (7)        -         (2)         (4)
     Unrealized Appreciation (Depreciation)                (25)       7      1       1         -        (10)        (18)
       Change in Net Assets from Operations                (58)     (37)    (1)    (10)        -        (13)        (63)

    Deposits                                                85       84     10      12         -         23         177

    Payments and Withdrawals:
     Death Benefits                                          -        -      -       -         -          -           -
     Withdrawals                                             5        2      -      20         -          1           5
     Transfers (in) out                                    (16)     (29)   (10)     (7)        -          1        (128)
       Payments and Withdrawals                            (11)     (27)   (10)     13         -          2        (123)

    Net Assets:
     Net Increase                                           38       74     19     (11)        -          8         237
     Beginning of Year                                     255      110      -      31         -         29         105

       End of Year                                         293      184     19      20         -         37         342

                                                     A I M Variable Insurance Funds Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio        Total
Survivorship Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $    (20)        6        (7)       1      17         (1,082)
     Realized Gain (Loss)                                  (1)       (7)      (10)     (14)    (11)          (736)
     Unrealized Appreciation (Depreciation)                (2)      (15)       (2)       4     (28)        (1,832)
       Change in Net Assets from Operations               (23)      (16)      (19)      (9)    (22)        (3,650)

   Deposits                                                81        23        24       12      46          5,225

   Payments and Withdrawals:
     Death Benefits                                         -         -         -        -       -              -
     Withdrawals                                            -         -        14        8      29          1,263
     Transfers (in) out                                   (11)       (1)      (27)      (6)    (40)           295
       Payments and Withdrawals                           (11)       (1)      (13)       2     (11)         1,558

   Net Assets:
     Net Increase                                          69         8        18        1      35             17
     Beginning of Year                                      7        14        30       26      38         12,733

       End of Year                                         76        22        48       27      73         12,750

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Period from May 21, 2001 (inception ) to December 31, 2001
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Alliance Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $        (2)     -        -     (78)
       Realized Gain (Loss)                                  -      -        -       -
       Unrealized Appreciation (Depreciation)                1      -        -       -
         Change in Net Assets from Operations      $        (1)     -        -     (78)

Deposits                                                     6      1        -   1,286

Payments and Withdrawals:
     Death Benefits                                          -      -        -       -
     Withdrawals                                             1      -        -       2
     Transfers (in) out                                    (27)    (5)       -     908
       Payments and Withdrawals                            (26)    (5)       -     910

Net Assets:
     Net Increase                                           31      6        -     298
     Beginning of Year                                       -      -        -       -

       End of Year                                 $        31      6        -     298

Total Variable Universal Life, Survivorship and
       Alliance Universal Life  -
    End of Year                                    $     4,802  1,092       60   4,838

                                                             MFS Variable Insurance Trust

                                                             Emerging Total       Strategic
                                                    Research Growth  Return   Bond  Income   Utilities
                                                     Series  Series  Series  Series Series   Series
Alliance Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $      (1)     (2)     (2)    (1)     -      (3)
       Realized Gain (Loss)                                -       -       -      -      -      (1)
       Unrealized Appreciation (Depreciation)              1       3       -      -      -       -
         Change in Net Assets from Operations      $       -       1      (2)    (1)     -      (4)

Deposits                                                   2      10       2      4      -      13

Payments and Withdrawals:
     Death Benefits                                        -       -       -      -      -       -
     Withdrawals                                           -       -       -      -      -       -
     Transfers (in) out                                   (8)    (28)    (29)   (42)   (26)    (57)
       Payments and Withdrawals                           (8)    (28)    (29)   (42)   (26)    (57)

Net Assets:
     Net Increase                                         10      39      29     45     26      66
     Beginning of Year                                     -       -       -      -      -       -

       End of Year                                 $      10      39      29     45     26      66

Total Variable Universal Life, Survivorship and
       Alliance Universal Life  -
    End of Year                                    $   5,294   8,996   3,032  1,259    188   5,303

                                                  American Century Variable Portfolios   Dreyfus Variable Investment Fund

                                                       VP                     VP                   Small
                                                     Capital   VP      VP   Income      Apprec.     Cap     Stock  Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Alliance Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                      $       -      (1)    (2)      -           (1)     (1)     (8)       (1)
     Realized Gain (Loss)                                  -       -      -       -            -       -       1         -
     Unrealized Appreciation (Depreciation)                -       -      1       -            -       1      10         -
       Change in Net Assets from Operations        $       -      (1)    (1)      -           (1)      -       3        (1)

   Deposits                                                1       5      9       -            3      10      41         1

   Payments and Withdrawals:
     Death Benefits                                        -       -      -       -            -       -       -         -
     Withdrawals                                           -       -      -       -            -       -       -         -
     Transfers (in) out                                   (8)     (8)   (13)    (44)         (11)    (40)   (309)      (12)
       Payments and Withdrawals                           (8)     (8)   (13)    (44)         (11)    (40)   (309)      (12)

   Net Assets:
     Net Increase                                          9      12     21      44           13      50     353        12
     Beginning of Year                                     -       -      -       -            -       -       -         -

       End of Year                                 $       9      12     21      44           13      50     353        12

Total Variable Universal Life, Survivorship and
     Alliance Universal Life  -
    End of Year                                    $   1,738   3,501  1,282     996        4,868   6,883  17,157       985

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (continued)
Period from May 21, 2001 (inception ) to December 31, 2001
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products   Calamos

                                                                 Small                  Developing
                                                       Equity   Company    Real  Small   Markets    Foreign     Convertible
                                                      Portfolio Portfolio  Estate Cap   Securities Securities    Portfolio
Alliance Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                      $        -        -      -       -         -          -          (1)
     Realized Gain (Loss)                                    -        -      -       -         -          -           -
     Unrealized Appreciation (Depreciation)                  -        1      -       1         -          -           2
       Change in Net Assets from Operations         $        -        1      -       1         -          -           1

Deposits                                                     2        1      1       1         1          1           9

Payments and Withdrawals:
    Death Benefits                                          -        -      -       -         -          -           -
    Withdrawals                                              -        -      -       -         -          -           -
    Transfers (in) out                                      (3)      (5)    (5)     (4)       (1)        (5)        (49)
     Payments and Withdrawals                               (3)      (5)    (5)     (4)       (1)        (5)        (49)

Net Assets:
    Net Increase                                            5        7      6       6         2          6          59
    Beginning of Year                                        -        -      -       -         -          -           -

     End of Year                                    $        5        7      6       6         2          6          59

Total Variable Universal Life, Survivorship and
     Alliance Universal Life  -
    End of Year                                     $      956      908     82     352        32        764       1,941

                                                     A I M Variable Insurance Funds Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio        Total
Alliance Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $      -         1         -        3       9            (91)
     Realized Gain (Loss)                                   -         -         -        -      (1)            (1)
     Unrealized Appreciation (Depreciation)                 -        (1)        2       (1)     (9)            12
       Change in Net Assets from Operations          $      -         -         2        2      (1)           (80)

Deposits                                                    1         -         4        7       5          1,427

Payments and Withdrawals:
   Death Benefits                                           -         -         -        -       -              -
   Withdrawals                                              -         -         -        -       -              3
   Transfers (in) out                                      (5)       (2)      (23)     (17)    (28)            94
     Payments and Withdrawals                              (5)       (2)      (23)     (17)    (28)            97

Net Assets:
   Net Increase                                             6         2        29       26      32          1,250
   Beginning of Year                                        -         -         -        -       -              -

     End of Year                                     $      6         2        29       26      32          1,250

Total Variable Universal Life, Survivorship and
     Alliance Universal Life  -
    End of Year                                      $    408       231       519      450     745         79,662

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                          Federated Insurance Series
                                                                High   Int'l *
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $        34    112        -     162
         Capital Gains Distributions                       104      -        -       -
         Total Income                                      138    112        -     162
       Expenses:
         Mortality and Expense Fees                         35     10        -      25
         Contract Expense Charges                          425    101        1     934
         Total Expenses                                    460    111        1     959
            Investment Income (Loss)                      (322)     1       (1)   (797)
     Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                              (13)   (51)       -       -
         Unrealized Appreciation (Depreciation)             (5)  (166)      (4)      -
            Net Gain (Loss) on Investments                 (18)  (217)      (4)      -

               Change in Net Assets from Operations$      (340)  (216)      (5)   (797)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $       2       -      41     26      3      36
         Capital Gains Distributions                     298     536      39      -      -     268
         Total Income                                    300     536      80     26      3     304
       Expenses:
         Mortality and Expense Fees                       44      92      15      5      1      35
         Contract Expense Charges                        508   1,065     215     76     13     475
         Total Expenses                                  552   1,157     230     81     14     510
            Investment Income (Loss)                    (252)   (621)   (150)   (55)   (11)   (206)
     Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                             65     146       8     (3)    (1)     14
         Unrealized Appreciation (Depreciation)         (633) (2,746)    182     23      2     (73)
            Net Gain (Loss) on Investments              (568) (2,600)    190     20      1     (59)

               Change in Net Assets from Operations$    (820) (3,221)     40    (35)   (10)   (265)

                                                   American Century Variable Portfolios  Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap      Stock  Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                      $       -       3      4       1           27      19     124         9
       Capital Gains Distributions                        29      54      9       -           47   2,387     216         -
       Total Income                                       29      57     13       1           74   2,406     340         9
     Expenses:
       Mortality and Expense Fees                         12      30      3       3           36      42     116         8
       Contract Expense Charges                          143     331     43      57          422     482   1,896        97
       Total Expenses                                    155     361     46      60          458     524   2,012       105
         Investment Income (Loss)                       (126)   (304)   (33)    (59)        (384)  1,882  (1,672)      (96)
   Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                               34      55     (3)      -           53      56     214         3
       Unrealized Appreciation (Depreciation)             (5)   (750)    68     (45)        (150) (1,834) (1,768)     (125)
         Net Gain (Loss) on Investments                   29    (695)    65     (45)         (97) (1,778) (1,554)     (122)

            Change in Net Assets from Operations   $     (97)   (999)    32    (104)        (481)    104  (3,226)     (218)

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations(continued)
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products     Calamos

                                                                 Small                    Developing*
                                                       Equity   Company    Real * Small *   Markets    Foreign    Convertible
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities    Portfolio
Variable Universal Life:
    Investment Income:
     Income:
       Dividend Distributions                       $        2        1       -        -          -         8           14
       Capital Gains Distributions                           7       13       -        -          -        53           16
       Total Income                                          9       14       -        -          -        61           30
     Expenses:
       Mortality and Expense Fees                            3        6       -        -          -         5            4
       Contract Expense Charges                             59       63       -        3          -        51           49
       Total Expenses                                       62       69       -        3          -        56           53
         Investment Income (Loss)                          (53)     (55)      -       (3)         -         5          (23)
    Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                 (1)       -       -       (2)         -        (1)           1
       Unrealized Appreciation (Depreciation)              (49)     (87)      1      (23)        (1)      (58)         (10)
         Net Gain (Loss) on Investments                    (50)     (87)      1      (25)        (1)      (59)          (9)

            Change in Net Assets from Operations    $     (103)    (142)      1      (28)        (1)      (54)         (32)

                                                    A I M Variable Insurance Funds  Seligman Portfolios

                                                      Dent *
                                                       Demo     New *   Premier *    Comm * Capital *
                                                      Trends  Technology Equity      Info  Portfolio       Total
Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                        $      -         -         -        -       -            628
       Capital Gains Distributions                          -         -         5       16      14          4,111
       Total Income                                         -         -         5       16      14          4,739
     Expenses:
       Mortality and Expense Fees                          92         -         -        2      (1)           623
       Contract Expense Charges                             5         2         3        3       5          7,527
       Total Expenses                                      97         2         3        5       4          8,150
         Investment Income (Loss)                         (97)       (2)        2       11      10         (3,411)
   Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                               (22)       (3)       (1)       -     (14)           534
       Unrealized Appreciation (Depreciation)             (33)      (26)       (9)     (45)    (53)        (8,422)
         Net Gain (Loss) on Investments                   (55)      (29)      (10)     (45)    (67)        (7,888)

            Change in Net Assets from Operations     $   (152)      (31)       (8)     (34)    (57)       (11,299)

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations(continued)
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High   Int'l *
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Survivorship Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $         7     13        -      51
         Capital Gains Distributions                        20      -        -       -
         Total Income                                       27     13        -      51
       Expenses:
         Mortality and Expense Fees                          5      1        -       5
         Contract Expense Charges                          100     30        -   1,279
         Total Expenses                                    105     31        -   1,284
            Investment Loss                                (78)   (18)       -  (1,233)
       Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                               (4)    (4)       -       -
         Unrealized Appreciation (Depreciation)             12    (26)      (1)      -
            Net Gain (Loss) on Investments                   8    (30)      (1)      -

               Change in Net Assets from Operations$       (70)   (48)      (1) (1,233)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations           $      (410)  (264)      (6) (2,030)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
Survivorship Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $       -       -       6      5      -       7
         Capital Gains Distributions                      50      97       5      -      -      55
         Total Income                                     50      97      11      5      -      62
       Expenses:
         Mortality and Expense Fees                        5      12       2      1      -       5
         Contract Expense Charges                        113     209      42     35      -     126
         Total Expenses                                  118     221      44     36      -     131
            Investment Loss                              (68)   (124)    (33)   (31)     -     (69)
       Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                             28      65      (1)     -      -      14
         Unrealized Appreciation (Depreciation)         (133)   (550)     30      8      -     (37)
            Net Gain (Loss) on Investments              (105)   (485)     29      8      -     (23)

               Change in Net Assets from Operations$    (173)   (609)     (4)   (23)     -     (92)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations           $    (993) (3,830)     36    (58)   (10)   (357)

                                                   American Century Variable Portfolios  Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap      Stock  Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Survivorship Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                      $       -       1      -       2            6       3      30         -
       Capital Gains Distributions                         1       8      1       -            9     418      47         -
       Total Income                                        1       9      1       2           15     421      77         -
     Expenses:
       Mortality and Expense Fees                          1       3      -       2            5       5      20         -
       Contract Expense Charges                           16      44      4      30          113      76     515        17
       Total Expenses                                     17      47      4      32          118      81     535        17
         Investment Loss                                 (16)    (38)    (3)    (30)        (103)    340    (458)      (17)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                               18       -     (1)     (1)          21      25     148         -
       Unrealized Appreciation (Depreciation)            (20)   (113)     3     (33)         (43)   (351)   (471)       (5)
         Net Gain (Loss) on Investments                   (2)   (113)     2     (34)         (22)   (326)   (323)       (5)

            Change in Net Assets from Operations   $     (18)   (151)    (1)    (64)        (125)     14    (781)      (22)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations           $    (115) (1,150)    31    (168)        (606)    118  (4,007)     (240)

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                         J.P. Morgan       Franklin Templeton Variable Products    Calamos

                                                                 Small                    Developing*
                                                       Equity   Company    Real *Small *   Markets    Foreign    Convertible
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities  Portfolio
Survivorship Variable Universal Life:
    Investment Income:
     Income:
       Dividend Distributions                       $        2        -       -        -          -         -            2
       Capital Gains Distributions                           5        2       -        -          -         1            2
       Total Income                                          7        2       -        -          -         1            4
     Expenses:
       Mortality and Expense Fees                            1        1       -        -          -         -            -
       Contract Expense Charges                             52       15       -        2          -         4           10
       Total Expenses                                       53       16       -        2          -         4           10
         Investment Loss                                   (46)     (14)      -       (2)         -        (3)          (6)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                  -        -       -        -          -         -            -
       Unrealized Appreciation (Depreciation)              (30)     (17)      -       (6)         -        (1)          (2)
         Net Gain (Loss) on Investments                    (30)     (17)      -       (6)         -        (1)          (2)

            Change in Net Assets from Operations    $      (76)     (31)      -       (8)         -        (4)          (8)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations            $     (179)    (173)      1      (36)        (1)      (58)         (40)

                                                    A I M Variable Insurance Funds  Seligman Portfolios

                                                      Dent *
                                                       Demo     New *   Premier *    Comm * Capital *
                                                      Trends  Technology Equity      Info  Portfolio      Total
Survivorship Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                        $      -         -         -        -       -           135
       Capital Gains Distributions                          -         -         1        3       2           727
       Total Income                                         -         -         1        3       2           862
     Expenses:
       Mortality and Expense Fees                           -         -         -        -       -            74
       Contract Expense Charges                             -         1         1        1       2         2,837
       Total Expenses                                       -         1         1        1       2         2,911
         Investment Loss                                    -        (1)        -        2       -        (2,049)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                 -         -         -        -       -           308
       Unrealized Appreciation (Depreciation)              (1)       (7)       (4)     (15)    (11)       (1,824)
         Net Gain (Loss) on Investments                    (1)       (7)       (4)     (15)    (11)       (1,516)

            Change in Net Assets from Operations     $     (1)       (8)       (4)     (13)    (11)       (3,565)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations             $   (153)      (39)      (12)     (47)    (68)      (14,864)

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l *
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $      (322)     1       (1)   (797)
       Realized Gain (Loss)                                (13)   (51)       -       -
       Unrealized Appreciation (Depreciation)               (5)  (166)      (4)      -
         Change in Net Assets from Operations             (340)  (216)      (5)   (797)

     Deposits                                            1,012    242        5  13,503

     Payments and Withdrawals:
       Death Benefits                                        5      4        -       -
       Withdrawals                                         217     45        3      65
       Transfers (in) out                                   (5)    43      (48) 12,405
         Payments and Withdrawals                          217     92      (45) 12,470

     Net Assets:
       Net Increase                                        455    (66)      45     236
       Beginning of Year                                 3,664  1,039        -   3,310

         End of Year                               $     4,119    973       45   3,546

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income   Utilities
                                                     Series  Series  Series  Series Series   Series
Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $    (252)   (621)   (150)   (55)   (11)   (206)
       Realized Gain (Loss)                             65     146       8     (3)    (1)     14
       Unrealized Appreciation (Depreciation)           (633) (2,746)    182     23      2     (73)
         Change in Net Assets from Operations           (820) (3,221)     40    (35)   (10)   (265)

     Deposits                                          1,309   2,441     493    149     25   1,114

     Payments and Withdrawals:
       Death Benefits                                     27      13      18      -      -      15
       Withdrawals                                       196     333      47     44      1      89
       Transfers (in) out                               (576) (2,496)     19    (22)   (50) (1,226)
         Payments and Withdrawals                       (353) (2,150)     84     22    (49) (1,122)

     Net Assets:
       Net Increase                                      842   1,370     449     92     64   1,971
       Beginning of Year                               4,183   8,439   1,485    470     52   2,866

         End of Year                               $   5,025   9,809   1,934    562    116   4,837

                                                   American Century Variable Portfolios  Dreyfus Variable Investment Fund

                                                       VP                     VP                   Small
                                                     Capital   VP      VP   Income      Apprec.     Cap     Stock  Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                      $    (126)   (304)   (33)    (59)        (384)  1,882  (1,672)      (96)
     Realized Gain (Loss)                                 34      55     (3)      -           53      56     214         3
     Unrealized Appreciation (Depreciation)               (5)   (750)    68     (45)        (150) (1,834) (1,768)     (125)
       Change in Net Assets from Operations              (97)   (999)    32    (104)        (481)    104  (3,226)     (218)

   Deposits                                              340     849    112     157        1,071   1,240   4,766       229

   Payments and Withdrawals:
     Death Benefits                                        2       2      -       -           14      13      23         -
     Withdrawals                                          31     152      3       5          116     157     463         5
     Transfers (in) out                                 (731) (1,254)  (104)    (91)        (155)   (507) (1,154)     (565)
       Payments and Withdrawals                         (698) (1,100)  (101)    (86)         (25)   (337)   (668)     (560)

   Net Assets:
     Net Increase                                        941     950    245     139          615   1,681   2,208       571
     Beginning of Year                                   780   2,757    205     289        3,624   3,768  11,267       479

       End of Year                                 $   1,721   3,707    450     428        4,239   5,449  13,475     1,050

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (continued)
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                         J.P. Morgan       Franklin Templeton Variable Products    Calamos

                                                                 Small                    Developing*
                                                       Equity   Company    Real * Small *   Markets    Foreign    Convertible
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities   Portfolio
Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                       $      (53)     (55)      -       (3)         -         5          (23)
     Realized Gain (Loss)                                   (1)       -       -       (2)         -        (1)           1
     Unrealized Appreciation (Depreciation)                (49)     (87)      1      (23)        (1)      (58)         (10)
       Change in Net Assets from Operations               (103)    (142)      1      (28)        (1)      (54)         (32)

    Deposits                                               169      144       -       28          3       120          113

    Payments and Withdrawals:
     Death Benefits                                          -        -       -        -          -         -            -
     Withdrawals                                             6        3       -        8          -         2            9
     Transfers (in) out                                   (280)    (532)     (7)    (167)       (16)     (385)        (547)
       Payments and Withdrawals                           (274)    (529)     (7)    (159)       (16)     (383)        (538)

    Net Assets:
     Net Increase                                          340      531       8      159         18       449          619
     Beginning of Year                                     127      246       -        -          -       259          260

       End of Year                                  $      467      777       8      159         18       708          879

                                                     A I M Variable Insurance Funds Seligman Portfolios

                                                      Dent *
                                                       Demo     New *   Premier *    Comm * Capital *
                                                      Trends  Technology Equity      Info  Portfolio        Total
Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $    (97)       (2)        2       11      10         (3,411)
     Realized Gain (Loss)                                 (22)       (3)       (1)       -     (14)           534
     Unrealized Appreciation (Depreciation)               (33)      (26)       (9)     (45)    (53)        (8,422)
       Change in Net Assets from Operations              (152)      (31)       (8)     (34)    (57)       (11,299)

   Deposits                                                59        17        17       23      53         29,803

   Payments and Withdrawals:
     Death Benefits                                         -         -         -        -       -            136
     Withdrawals                                            -         -         -        3       8          2,011
     Transfers (in) out                                  (278)      (68)     (105)    (141)   (235)           722
       Payments and Withdrawals                          (278)      (68)     (105)    (138)   (227)         2,869

   Net Assets:
     Net Increase                                         185        54       114      127     223         15,635
     Beginning of Year                                      -         -         -        -       -         49,569

       End of Year                                   $    185        54       114      127     223         65,204

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High   Int'l *
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Survivorship Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $       (78)   (18)       -  (1,233)
       Realized Gain (Loss)                                 (4)    (4)       -       -
       Unrealized Appreciation (Depreciation)               12    (26)      (1)      -
         Change in Net Assets from Operations              (70)   (48)      (1) (1,233)

     Deposits                                              297     92        1   4,493

     Payments and Withdrawals:
       Death Benefits                                        -      -        -       -
       Withdrawals                                          42     19        -       -
       Transfers (in) out                                 (136)    26       (5)  3,107
         Payments and Withdrawals                          (94)    45       (5)  3,107

     Net Assets:
       Net Increase                                        321     (1)       5     153
       Beginning of Year                                   560    170        -     876

         End of Year                                       881    169        5   1,029

Total Survivorship & Variable Universal Life -
    End of Year                                    $     5,000  1,142       50   4,575

                                                             MFS Variable Insurance Trust

                                                            Emerging Total         Strategic
                                                    Research Growth  Return   Bond  Income   Utilities
                                                     Series  Series  Series  Series Series    Series
Survivorship Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $     (68)   (124)    (33)   (31)     -     (69)
       Realized Gain (Loss)                               28      65      (1)     -      -      14
       Unrealized Appreciation (Depreciation)           (133)   (550)     30      8      -     (37)
         Change in Net Assets from Operations           (173)   (609)     (4)   (23)     -     (92)

     Deposits                                            333     611     118    111      -     375

     Payments and Withdrawals:
       Death Benefits                                      -       -       -      -      -       -
       Withdrawals                                       115     135      68      3      -     102
       Transfers (in) out                                (90)   (646)      7     91     (1)   (328)
         Payments and Withdrawals                         25    (511)     75     94     (1)   (226)

     Net Assets:
       Net Increase                                      135     513      39     (6)     1     509
       Beginning of Year                                 733   1,316     282    158      -     492

         End of Year                                     868   1,829     321    152      1   1,001

Total Survivorship & Variable Universal Life -
    End of Year                                    $   5,893  11,638   2,255    714    117   5,838

                                                   American Century Variable Portfolios   Dreyfus Variable Investment Fund

                                                       VP                     VP                  Small
                                                     Capital   VP      VP   Income      Apprec.    Cap      Stock  Socially
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Survivorship Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                      $     (16)    (38)    (3)    (30)        (103)    340    (458)      (17)
     Realized Gain (Loss)                                 18       -     (1)     (1)          21      25     148         -
     Unrealized Appreciation (Depreciation)              (20)   (113)     3     (33)         (43)   (351)   (471)       (5)
       Change in Net Assets from Operations              (18)   (151)    (1)    (64)        (125)     14    (781)      (22)

   Deposits                                               44     108     10      89          346     206   1,418        51

   Payments and Withdrawals:
     Death Benefits                                        -       -      -       -            -       -       -         -
     Withdrawals                                          40      84      -      14           53     107     460         -
     Transfers (in) out                                  (96)   (377)     8    (273)          73    (297)    (54)      (12)
       Payments and Withdrawals                          (56)   (293)     8    (259)         126    (190)    406       (12)

   Net Assets:
     Net Increase                                         82     250      1     284           95     410     231        41
     Beginning of Year                                    62     243     14     121          739     539   2,707        13

       End of Year                                       144     493     15     405          834     949   2,938        54

Total Survivorship & Variable Universal Life -
    End of Year                                    $   1,865   4,200    465     833        5,073   6,398  16,413     1,104

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (continued)
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products    Calamos

                                                                 Small                    Developing*
                                                       Equity   Company    Real * Small *   Markets    Foreign    Convertible
                                                      Portfolio Portfolio  Estate  Cap    Securities  Securities  Portfolio
Survivorship Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                       $      (46)     (14)      -       (2)         -        (3)          (6)
     Realized Gain (Loss)                                    -        -       -        -          -         -            -
     Unrealized Appreciation (Depreciation)                (30)     (17)      -       (6)         -        (1)          (2)
       Change in Net Assets from Operations                (76)     (31)      -       (8)         -        (4)          (8)

    Deposits                                               177       39       -        5          -        11           27

    Payments and Withdrawals:
     Death Benefits                                          -        -       -        -          -         -            -
     Withdrawals                                            22        -       -        -          -         -            3
     Transfers (in) out                                    (60)    (102)      -      (34)         -       (17)         (83)
       Payments and Withdrawals                            (38)    (102)      -      (34)         -       (17)         (80)

    Net Assets:
     Net Increase                                          139      110       -       31          -        24           99
     Beginning of Year                                     116        -       -        -          -         5            6

       End of Year                                         255      110       -       31          -        29          105

Total Survivorship & Variable Universal Life -
    End of Year                                     $      722      887       8      190         18       737          984

                                                     A I M Variable Insurance Funds  Seligman Portfolios

                                                      Dent *
                                                       Demo     New *   Premier *    Comm * Capital *
                                                      Trends  Technology Equity      Info  Portfolio       Total
Survivorship Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $      -        (1)        -        2       -        (2,049)
     Realized Gain (Loss)                                   -         -         -        -       -           308
     Unrealized Appreciation (Depreciation)                (1)       (7)       (4)     (15)    (11)       (1,824)
       Change in Net Assets from Operations                (1)       (8)       (4)     (13)    (11)       (3,565)

   Deposits                                                 -         2         4        2       5         8,975

   Payments and Withdrawals:
     Death Benefits                                         -         -         -        -       -             -
     Withdrawals                                            -         -         -        -       -         1,267
     Transfers (in) out                                    (8)      (20)      (30)     (37)    (44)          562
       Payments and Withdrawals                            (8)      (20)      (30)     (37)    (44)        1,829

   Net Assets:
     Net Increase                                           7        14        30       26      38         3,581
     Beginning of Year                                      -         -         -        -       -         9,152

       End of Year                                          7        14        30       26      38        12,733

Total Survivorship & Variable Universal Life -
    End of Year                                      $    192        68       144      153     261        77,937

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $        27     69        -      75
         Capital Gains Distributions                       270      6        -       -
         Total Income                                      297     75        -      75
       Expenses:
         Mortality and Expense Fees                         28      8        -      15
         Contract Expense Charges                          427    124        -     715
         Total Expenses                                    455    132        -     730
            Investment Income (Loss)                      (158)   (57)       -    (655)
     Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                               20     (3)       -       -
         Unrealized Appreciation (Depreciation)           (137)   (49)       -       -
            Net Gain (Loss) on Investments                (117)   (52)       -       -

               Change in Net Assets from Operations$      (275)  (109)       -    (655)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $       6       -      24      9      2      22
         Capital Gains Distributions                      33       -      44      1      -     110
         Total Income                                     39       -      68     10      2     132
       Expenses:
         Mortality and Expense Fees                       30      43      12      4      -      19
         Contract Expense Charges                        432     589     221     72      8     293
         Total Expenses                                  462     632     233     76      8     312
            Investment Income (Loss)                    (423)   (632)   (165)   (66)    (6)   (180)
     Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                            108     183      11     (1)     -      19
         Unrealized Appreciation (Depreciation)          620   3,205     (43)   (13)    (3)    470
            Net Gain (Loss) on Investments               728   3,388     (32)   (14)    (3)    489

               Change in Net Assets from Operations$     305   2,756    (197)   (80)    (9)    309

                                                   American Century Variable Portfolios  Dreyfus Variable Investment Fund
                                                       VP                    VP *                  Small
                                                     Capital   VP     VP *  Income      Apprec.     Cap     Stock  Socially *
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                      $       -       -      -       -           20       2      95         -
       Capital Gains Distributions                         -       -      -       -           13       -      83        16
       Total Income                                        -       -      -       -           33       2     178        16
     Expenses:
       Mortality and Expense Fees                          4      15      1       -           24      27      75         1
       Contract Expense Charges                           59     195      9       9          355     415   1,328        10
       Total Expenses                                     63     210     10       9          379     442   1,403        11
         Investment Income (Loss)                        (63)   (210)   (10)     (9)        (346)   (440) (1,225)        5
   Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                7      30      -       -           41       8     177         2
       Unrealized Appreciation (Depreciation)            255   1,002    (19)     14          218     604   1,223        40
         Net Gain (Loss) on Investments                  262   1,032    (19)     14          259     612   1,400        42

            Change in Net Assets from Operations   $     199     822    (29)      5          (87)    172     175        47

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products    Calamos

                                                                Small *                   Developing
                                                      Equity *  Company    Real   Small    Markets   Foreign *   Convertible*
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities  Portfolio
Variable Universal Life:
    Investment Income:
     Income:
       Dividend Distributions                       $        1        -       -        -          -         -            3
       Capital Gains Distributions                          18        4       -        -          -         -            -
       Total Income                                         19        4       -        -          -         -            3
     Expenses:
       Mortality and Expense Fees                            1        -       -        -          -         -            -
       Contract Expense Charges                              6        3       -        -          -         5            3
       Total Expenses                                        7        3       -        -          -         5            3
         Investment Income (Loss)                           12        1       -        -          -        (5)           -
    Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                  -        -       -        -          -         -            -
       Unrealized Appreciation (Depreciation)                1       27       -        -          -        20           10
         Net Gain (Loss) on Investments                      1       27       -        -          -        20           10

            Change in Net Assets from Operations    $       13       28       -        -          -        15           10

                                                    A I M Variable Insurance Funds  Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio      Total
Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                        $      -         -         -        -       -            355
       Capital Gains Distributions                          -         -         -        -       -            598
       Total Income                                         -         -         -        -       -            953
     Expenses:
       Mortality and Expense Fees                           -         -         -        -       -            307
       Contract Expense Charges                             -         -         -        -       -          5,278
       Total Expenses                                       -         -         -        -       -          5,585
         Investment Income (Loss)                           -         -         -        -       -         (4,632)
   Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                 -         -         -        -       -            602
       Unrealized Appreciation (Depreciation)               -         -         -        -       -          7,445
         Net Gain (Loss) on Investments                     -         -         -        -       -          8,047

            Change in Net Assets from Operations     $      -         -         -        -       -          3,415

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Survivorship Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $         3      6        -      30
         Capital Gains Distributions                        25      -        -       -
         Total Income                                       28      6        -      30
       Expenses:
         Mortality and Expense Fees                          2      1        -       4
         Contract Expense Charges                           74     15        -   1,234
         Total Expenses                                     76     16        -   1,238
            Investment Loss                                (48)   (10)       -  (1,208)
       Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                               (1)     -        -       -
         Unrealized Appreciation (Depreciation)            (12)    (3)       -       -
            Net Gain (Loss) on Investments                 (13)    (3)       -       -

               Change in Net Assets from Operations$       (61)   (13)       -  (1,208)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations           $      (336)  (122)       -  (1,863)

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
Survivorship Variable Universal Life:
     Investment Income:
       Income:
         Dividend Distributions                    $       2       -       3      3      -       2
         Capital Gains Distributions                       4       -       7      -      -      13
         Total Income                                      6       -      10      3      -      15
       Expenses:
         Mortality and Expense Fees                        3       4       2      1      -       2
         Contract Expense Charges                         86     122      36     38      -      51
         Total Expenses                                   89     126      38     39      -      53
            Investment Loss                              (83)   (126)    (28)   (36)     -     (38)
       Realized and Unrealized Gain (Loss) on Investments:
         Realized Gain (Loss)                              4      11       1      1      -       4
         Unrealized Appreciation (Depreciation)          109     457      (5)    (5)     -      68
            Net Gain (Loss) on Investments               113     468      (4)    (4)     -      72

               Change in Net Assets from Operations$      30     342     (32)   (40)     -      34

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations           $     335   3,098    (229)  (120)    (9)    343

                                                   American Century Variable Portfolios   Dreyfus Variable Investment Fund

                                                       VP                    VP *                 Small
                                                     Capital   VP     VP *  Income      Apprec.    Cap      Stock  Socially *
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Survivorship Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                      $       1       -      -       -            4       -      23         -
       Capital Gains Distributions                         -       -      -       -            2       -      19         -
       Total Income                                        1       -      -       -            6       -      42         -
     Expenses:
       Mortality and Expense Fees                          -       1      -       -            3       2      12         -
       Contract Expense Charges                           11      34      3      11           89      68     369         -
       Total Expenses                                     11      35      3      11           92      70     381         -
         Investment Loss                                 (10)    (35)    (3)    (11)         (86)    (70)   (339)        -
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                -       1      1       -            5       4       9         -
       Unrealized Appreciation (Depreciation)             22      86     (2)      5           44      84     326         -
         Net Gain (Loss) on Investments                   22      87     (1)      5           49      88     335         -

            Change in Net Assets from Operations   $      12      52     (4)     (6)         (37)     18      (4)        -

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations           $     211     874    (33)     (1)        (124)    190     171        47

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (continued)
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products     Calamos

                                                                Small *                   Developing
                                                      Equity *  Company    Real   Small    Markets   Foreign *   Convertible *
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities  Portfolio
Survivorship Variable Universal Life:
    Investment Income:
     Income:
       Dividend Distributions                       $        -        -       -        -          -         -            -
       Capital Gains Distributions                           2        -       -        -          -         -            -
       Total Income                                          2        -       -        -          -         -            -
     Expenses:
       Mortality and Expense Fees                            -        -       -        -          -         -            -
       Contract Expense Charges                             15        -       -        -          -         -            2
       Total Expenses                                       15        -       -        -          -         -            2
         Investment Loss                                   (13)       -       -        -          -         -           (2)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                  -        -       -        -          -         -            -
       Unrealized Appreciation (Depreciation)                -        -       -        -          -         -            -
         Net Gain (Loss) on Investments                      -        -       -        -          -         -            -

            Change in Net Assets from Operations    $      (13)       -       -        -          -         -           (2)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations            $        -       28       -        -          -        15            8

                                                     A I M Variable Insurance Funds Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio       Total
Survivorship Variable Universal Life:
   Investment Income:
     Income:
       Dividend Distributions                        $      -         -         -        -       -            77
       Capital Gains Distributions                          -         -         -        -       -            72
       Total Income                                         -         -         -        -       -           149
     Expenses:
       Mortality and Expense Fees                           -         -         -        -       -            37
       Contract Expense Charges                             -         -         -        -       -         2,258
       Total Expenses                                       -         -         -        -       -         2,295
         Investment Loss                                    -         -         -        -       -        (2,146)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                 -         -         -        -       -            40
       Unrealized Appreciation (Depreciation)               -         -         -        -       -         1,174
         Net Gain (Loss) on Investments                     -         -         -        -       -         1,214

            Change in Net Assets from Operations     $      -         -         -        -       -          (932)

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations             $      -         -         -        -       -         2,483

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income  Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $      (158)   (57)       -    (655)
       Realized Gain (Loss)                                 20     (3)       -       -
       Unrealized Appreciation (Depreciation)             (137)   (49)       -       -
         Change in Net Assets from Operations             (275)  (109)       -    (655)

     Deposits                                            1,156    373        -  10,447

     Payments and Withdrawals:
       Death Benefits                                        -      -        -       -
       Withdrawals                                         115    100        -     280
       Transfers (in) out                                 (594)   (18)       -   7,796
         Payments and Withdrawals                         (479)    82        -   8,076

     Net Assets:
       Net Increase                                      1,360    182        -   1,716
       Beginning of Year                                 2,304    857        -   1,594

         End of Year                               $     3,664  1,039        -   3,310

                                                             MFS Variable Insurance Trust

                                                             Emerging Total        Strategic
                                                    Research Growth  Return   Bond  Income   Utilities
                                                     Series  Series  Series  Series Series   Series
Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $    (423)   (632)   (165)   (66)    (6)   (180)
       Realized Gain (Loss)                              108     183      11     (1)     -      19
       Unrealized Appreciation (Depreciation)            620   3,205     (43)   (13)    (3)    470
         Change in Net Assets from Operations            305   2,756    (197)   (80)    (9)    309

     Deposits                                          1,220   1,667     487    159     21     782

     Payments and Withdrawals:
       Death Benefits                                      -       2       3      -      -       1
       Withdrawals                                       216     331     106     22      -      55
       Transfers (in) out                                (10) (1,068)   (169)   (89)    (5)   (341)
         Payments and Withdrawals                        206    (735)    (60)   (67)    (5)   (285)

     Net Assets:
       Net Increase                                    1,319   5,158     350    146     17   1,376
       Beginning of Year                               2,864   3,281   1,135    324     35   1,490

         End of Year                               $   4,183   8,439   1,485    470     52   2,866

                                                   American Century Variable Portfolios   Dreyfus Variable Investment Fund

                                                       VP                    VP *                  Small
                                                     Capital   VP     VP *  Income      Apprec.     Cap     Stock  Socially *
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                      $     (63)   (210)   (10)     (9)        (346)   (440) (1,225)        5
     Realized Gain (Loss)                                  7      30      -       -           41       8     177         2
     Unrealized Appreciation (Depreciation)              255   1,002    (19)     14          218     604   1,223        40
       Change in Net Assets from Operations              199     822    (29)      5          (87)    172     175        47

   Deposits                                              155     622     52      55        1,099   1,380   4,276        48

   Payments and Withdrawals:
     Death Benefits                                        -       2      -       -            -       -       2         -
     Withdrawals                                          33      42      -       -          104      88     206         2
     Transfers (in) out                                  (94)   (166)  (182)   (229)      (1,029)     63  (2,353)     (386)
       Payments and Withdrawals                          (61)   (122)  (182)   (229)        (925)    151  (2,145)     (384)

   Net Assets:
     Net Increase                                        415   1,566    205     289        1,937   1,401   6,596       479
     Beginning of Year                                   365   1,191      -       -        1,687   2,367   4,671         -

       End of Year                                 $     780   2,757    205     289        3,624   3,768  11,267       479

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (continued)
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products     Calamos

                                                                Small *                   Developing
                                                      Equity *  Company    Real   Small    Markets   Foreign *   Convertible *
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities  Portfolio
Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                       $       12        1       -        -          -        (5)           -
     Realized Gain (Loss)                                    -        -       -        -          -         -            -
     Unrealized Appreciation (Depreciation)                  1       27       -        -          -        20          10
       Change in Net Assets from Operations                 13       28       -        -          -        15           10

    Deposits                                                31       21       -        -          -        28            8

    Payments and Withdrawals:
     Death Benefits                                          -        -       -        -          -         -            -
     Withdrawals                                             -        -       -        -          -         -            -
     Transfers (in) out                                    (83)    (197)      -        -          -      (216)        (242)
       Payments and Withdrawals                            (83)    (197)      -        -          -      (216)        (242)

    Net Assets:
     Net Increase                                          127      246       -        -          -       259          260
     Beginning of Year                                       -        -       -        -          -         -            -

       End of Year                                  $      127      246       -        -          -       259          260

                                                     A I M Variable Insurance Funds  Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio       Total
Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $      -         -         -        -       -         (4,632)
     Realized Gain (Loss)                                   -         -         -        -       -            602
     Unrealized Appreciation (Depreciation)                 -         -         -        -       -          7,445
       Change in Net Assets from Operations                 -         -         -        -       -          3,415

   Deposits                                                 -         -         -        -       -         24,087

   Payments and Withdrawals:
     Death Benefits                                         -         -         -        -       -             10
     Withdrawals                                            -         -         -        -       -          1,700
     Transfers (in) out                                     -         -         -        -       -            388
       Payments and Withdrawals                             -         -         -        -       -          2,098

   Net Assets:
     Net Increase                                           -         -         -        -       -         25,404
     Beginning of Year                                      -         -         -        -       -         24,165

       End of Year                                   $      -         -         -        -       -         49,569

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                        Federated Insurance Series
                                                                High    Int'l
                                                     American  Income   Small    Prime
                                                      Leaders   Bond   Company   Money
                                                      Fund II  Fund II Fund II  Fund II
Survivorship Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $       (48)   (10)       -  (1,208)
       Realized Gain (Loss)                                 (1)     -        -       -
       Unrealized Appreciation (Depreciation)              (12)    (3)       -       -
         Change in Net Assets from Operations              (61)   (13)       -  (1,208)

     Deposits                                              205     38        -   3,940

     Payments and Withdrawals:
       Death Benefits                                        -      -        -       -
       Withdrawals                                           -      -        -       -
       Transfers (in) out                                 (213)   (86)       -   2,325
         Payments and Withdrawals                         (213)   (86)       -   2,325

     Net Assets:
       Net Increase                                        357    111        -     407
       Beginning of Year                                   203     59        -     469

         End of Year                                       560    170        -     876

Total Survivorship & Variable Universal Life -
    End of Year                                    $     4,224  1,209        -   4,186

                                                             MFS Variable Insurance Trust

                                                             Emerging Total       Strategic
                                                    Research Growth  Return   Bond  Income  Utilities
                                                     Series  Series  Series  Series Series   Series
Survivorship Variable Universal Life:
     Change in Net Assets from Operations:
       Investment Income (Loss)                    $     (83)   (126)    (28)   (36)     -     (38)
       Realized Gain (Loss)                                4      11       1      1      -       4
       Unrealized Appreciation (Depreciation)            109     457      (5)    (5)     -      68
         Change in Net Assets from Operations             30     342     (32)   (40)     -      34

     Deposits                                            237     349      90    109      -     132

     Payments and Withdrawals:
       Death Benefits                                      -       -       -      -      -       -
       Withdrawals                                         1       -      11      -      -      12
       Transfers (in) out                               (135)   (268)    (52)   (37)     -    (213)
         Payments and Withdrawals                       (134)   (268)    (41)   (37)     -    (201)

     Net Assets:
       Net Increase                                      401     959      99    106      -     367
       Beginning of Year                                 332     357     183     52      -     125

         End of Year                                     733   1,316     282    158      -     492

Total Survivorship & Variable Universal Life -
    End of Year                                    $   4,916   9,755   1,767    628     52   3,358

                                                   American Century Variable Portfolios  Dreyfus Variable Investment Fund

                                                       VP                    VP *                  Small
                                                     Capital   VP     VP *  Income      Apprec.     Cap     Stock  Socially *
                                                     Apprec   Int'l  Value  & Growth    Portfolio Portfolio Index  Responsible
Survivorship Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                      $     (10)    (35)    (3)    (11)         (86)    (70)   (339)        -
     Realized Gain (Loss)                                  -       1      1       -            5       4       9         -
     Unrealized Appreciation (Depreciation)               22      86     (2)      5           44      84     326         -
       Change in Net Assets from Operations               12      52     (4)     (6)         (37)     18      (4)        -

   Deposits                                               25      95      8      36          251     182     972         1

   Payments and Withdrawals:
     Death Benefits                                        -       -      -       -            -       -       -         -
     Withdrawals                                           -       -      -       -            1       1       -         -
     Transfers (in) out                                    -     (24)   (10)    (91)        (231)    (50)   (666)      (12)
       Payments and Withdrawals                            -     (24)   (10)    (91)        (230)    (49)   (666)      (12)

   Net Assets:
     Net Increase                                         37     171     14     121          444     249   1,634        13
     Beginning of Year                                    25      72      -       -          295     290   1,073         -

       End of Year                                        62     243     14     121          739     539   2,707        13

Total Survivorship & Variable Universal Life -
    End of Year                                    $     842   3,000    219     410        4,363   4,307  13,974       492

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (continued)
Year ended December 31, 1999 (except as noted)
(in thousands)

                                                         J.P. Morgan      Franklin Templeton Variable Products     Calamos

                                                                Small *                   Developing
                                                      Equity *  Company    Real   Small    Markets   Foreign *   Convertible*
                                                      Portfolio Portfolio  Estate  Cap    Securities Securities  Portfolio
Survivorship Variable Universal Life:
    Change in Net Assets from Operations:
     Investment Income (Loss)                       $      (13)       -       -        -          -         -           (2)
     Realized Gain (Loss)                                    -        -       -        -          -         -            -
     Unrealized Appreciation (Depreciation)                  -        -       -        -          -         -            -
       Change in Net Assets from Operations                (13)       -       -        -          -         -           (2)

    Deposits                                                50        -       -        -          -         1            8

    Payments and Withdrawals:
     Death Benefits                                          -        -       -        -          -         -            -
     Withdrawals                                             -        -       -        -          -         -            -
     Transfers (in) out                                    (79)       -       -        -          -        (4)          -
       Payments and Withdrawals                            (79)       -       -        -          -        (4)          -

    Net Assets:
     Net Increase                                          116        -       -        -          -         5            6
     Beginning of Year                                       -        -       -        -          -         -            -

       End of Year                                         116        -       -        -          -         5            6

Total Survivorship & Variable Universal Life -
    End of Year                                     $      243      246       -        -          -       264          266

                                                     A I M Variable Insurance Funds Seligman Portfolios

                                                       Dent
                                                       Demo      New     Premier     Comm  Capital
                                                      Trends  Technology Equity      Info  Portfolio      Total
Survivorship Variable Universal Life:
   Change in Net Assets from Operations:
     Investment Income (Loss)                        $      -         -         -        -       -        (2,146)
     Realized Gain (Loss)                                   -         -         -        -       -            40
     Unrealized Appreciation (Depreciation)                 -         -         -        -       -         1,174
       Change in Net Assets from Operations                 -         -         -        -       -          (932)

   Deposits                                                 -         -         -        -       -         6,729

   Payments and Withdrawals:
     Death Benefits                                         -         -         -        -       -             -
     Withdrawals                                            -         -         -        -       -            26
     Transfers (in) out                                     -         -         -        -       -           154
       Payments and Withdrawals                             -         -         -        -       -           180

   Net Assets:
     Net Increase                                           -         -         -        -       -         5,617
     Beginning of Year                                      -         -         -        -       -         3,535

       End of Year                                          -         -         -        -       -         9,152

Total Survivorship & Variable Universal Life -
    End of Year                                      $      -         -         -        -       -        58,721

* For the period May 3, 1999 (inception date) through December 31, 1999.

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1.    Organization and Significant Accounting Policies

   Organization

Kansas City Life Variable Life Separate Account (the Account), marketed as Century II Variable Universal Life, Century II Survivorship Variable Universal Life, Century II Heritage Survivorship Variable Universal Life, and Century II Alliance Variable Universal Life is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts of nine series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.

Federated Insurance Series
American Leaders Fund II	Long-term growth of capital and income by investing primarily in equity securities of large companies that are in the top 25 percent of their industry sectors.
High Income Bond Fund II	High current income by investing in high-yield, lower-rated corporate bonds (also known as "junk bonds").
International Small Company Fund II	Long-term growth of capital by investing in equity securities of smaller foreign companies.
Prime Money Fund II	Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.
MFS Variable Insurance Trust
Research Series	Long-term growth of capital and future income by investing in common stocks of companies having favorable prospects for long-term growth.
Emerging Growth Series	Long-term growth of capital by investing in common stocks of emerging growth companies.
Total Return Series	Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.
Bond Series	Current income and protection of shareholders' capital by investing in fixed income securities.
Strategic Income Series	Income and capital appreciation by investing in U.S. and foreign governments securities.
Utilities Series	Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

American Century Variable Portfolios
VP Capital Appreciation	Capital growth by investing in common stocks of growing companies.
VP International	Capital growth by investing in stocks of growing foreign companies.
VP Value	Long-term capital growth and income by investing in stocks of companies believed to be undervalued.
VP Income and Growth	Capital growth by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies.
Dreyfus Variable Investment Fund
Appreciation Portfolio	Long-term capital growth and income by investing in common stocks of large "blue chip" companies.
Small Cap Portfolio	Capital appreciation by investing in common stock of small U.S. and foreign companies.
Dreyfus Stock Index Fund	Match the total return of the Standard & Poor's (S&P) 500 Composite Stock Price Index by investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.
The Dreyfus Socially Responsible Growth Fund, Inc.	Capital growth and current income by investing in common stocks of companies that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	High total return by investing in large and medium U.S. companies, with industry weighting similar to those of the S&P 500.
Small Company Portfolio	High total return by investing in small and medium U.S. companies, as typically represented by the Russell 2000 Index.
Franklin Templeton Variable Products Series Fund
Franklin Real Estate Fund	Capital appreciation and current income by investing in securities of companies operating in the real estate industry.
Franklin Small Cap Fund	Long-term capital growth by investing in equity securities of small U.S. companies.
Templeton Developing Markets Securities Fund	Long-term capital appreciation by investing in emerging market Equity Securities Fund equity securities.
Templeton Foreign Securities Fund	Long-term capital growth by investing in equity securities of companies located outside the U.S.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Calamos Advisors Trust
Convertible Portfolio	Current income and capital appreciation by investing in a diversified portfolio of convertible securities.
A I M Variable Insurance Funds
V.I. Dent Demographic Trends Fund	Long-term growth of capital by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.
V.I. New Technology Fund	Long-term growth of capital by investing at least 65% of its total net assets in equity securities of technology and science companies.
V.I. Premier Equity Fund	Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.
Seligman Portfolios, Inc.
Communications and Information Portfolio	Capital gain by investing in securities of companies operating in the communications, information and related industries.
Capital Portfolio	Capital appreciation by investing in common stocks of medium-sized U.S. companies displaying a proven track record and strong management.

   Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

   Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount. Capital gains distributions are recorded as income on the date earned.

   Federal Income Taxes

No provision for federal income taxes has been made in the accompanying financial statements because the Trust has elected and intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net investment income and capital gains distributed to unit holders. Distributions to unit holders of the Trust's net investment income will be taxable as ordinary income to unit holders. Capital gains distributions will be taxable as capital gains to unit holders.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

    Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investment sold.

The aggregate cost of purchases and proceeds from sales were as follows:

                                                        Cost of     Proceeds
2001:                                                  Purchases   from Sales
                                                       ---------   ----------
                                                           (in thousands)

American Leaders Fund II                                $   2,047      1,942
High Income Bond Fund II                                      739        691
International Small Company Fund II                            89         56
Prime Money Fund II                                        21,233     20,970
MFS Research Series                                         3,282      1,846
MFS Emerging Growth Series                                  6,022      3,961
MFS Total Return Series                                     1,865        968
MFS Bond Series                                               998        475
MFS Strategic Income Series                                   131         60
MFS Utilities Series                                        4,036      2,367
ACI VP Capital Appreciation                                 2,090      1,013
ACI VP International                                        2,514      1,514
ACI VP Value                                                1,267        557
ACI VP Income and Growth                                      554        309
Dreyfus Appreciation Portfolio                              1,965      1,637
Dreyfus Small Cap Portfolio                                 3,630      2,280
Dreyfus Stock Index Fund                                    9,521      6,333
Dreyfus Socially Responsible Growth Fund                      609        469
J.P. Morgan U.S. Disciplined Equity Portfolio                 665        332
J.P. Morgan Small Company Portfolio                           567        452
Franklin Real Estate Fund                                      90         20
Franklin Small Cap Fund                                       441        240
Templeton Developing Markets Securities Fund                   39         21
Templeton Foreign Securities Fund                             613        271
Calamos Convertible Portfolio                               1,637        557
A I M V.I. Dent Demographic Trends Fund                       483        162
A I M V.I. New Technology Fund                                489        129
A I M V.I. Premier Equity Fund                                643        232
Seligman Communications and Information Portfolio             659        268
Seligman Capital Portfolio                                  1,236        392

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

                                                       Cost of      Proceeds
2000:                                                 Purchases    from Sales
                                                      ---------    ----------
                                                            (in thousands)

American Leaders Fund II                               $   2,723       1,937
High Income Bond Fund II                                   1,015         835
International Small Company Fund II                           77          22
Prime Money Fund II                                       26,516      26,127
MFS Research Series                                        3,320       1,669
MFS Emerging Growth Series                                 8,516       3,549
MFS Total Return Series                                      965         697
MFS Bond Series                                              453         394
MFS Strategic Income Series                                   86          23
MFS Utilities Series                                       3,840       1,278
ACI VP Capital Appreciation                                1,479         483
ACI VP International                                       3,587       1,580
ACI VP Value                                                 365         185
ACI VP Income and Growth                                     952         450
Dreyfus Appreciation Portfolio                             2,688       1,858
Dreyfus Small Cap Portfolio                                5,895       1,701
Dreyfus Stock Index Fund                                  11,553       7,237
Dreyfus Socially Responsible Growth Fund                   1,028         289
J.P. Morgan U.S. Disciplined Equity Portfolio                793         233
J.P. Morgan Small Company Portfolio                          918         172
Franklin Real Estate Fund                                      9           0
Franklin Small Cap Fund                                      281          60
Templeton Developing Markets Securities Fund                  32          13
Templeton Foreign Securities Fund                            650         116
Calamos Convertible Portfolio                                966         238
A I M V.I. Dent Demographic Trends Fund                      478         230
A I M V.I. New Technology Fund                               123          19
A I M V.I. Premier Equity Fund                               260         102
Seligman Communications and Information Portfolio            387         176
Seligman Capital Portfolio                                   356          17

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2.    Contract Charges

   Century II Variable Universal Life

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter. An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount. A deduction for insurance costs also is made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9 percent of the asset value of the subaccounts of each contract.

A premium expense charge for premium taxes of 2.25 percent of premium receipts is deducted from each premium receipt prior to their transfer to the separate accounts or fixed account. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During 2001, $2,329,000 ($900,000 - 2000 and $654,000 - 1999) was assessed in surrender charges and other contract charges totaled $9,284,000 ($8,149,000 – 2000 and $5,585,000 - 1999).

   Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life

KCL deducts a monthly administrative fee for each contract of $7.50 plus $.02 per $1,000 of the total amount insured per month for all contracts. An additional fee of $12.50 per month is charged for the first five contract years. A deduction for insurance costs also is made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625 percent (maximum is 0.9 percent) of the average daily net assets of each contract.

A sliding premium expense charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.

In addition, a 4.85 percent premium processing charge is deducted from each premium payment for all contract years. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

The plan has no contingent deferred sales charge. During 2001, other contract charges totaled $1,762,000 ($2,910,000 - 2000 and $2,295,000 - 1999).

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

   Century II Alliance Variable Universal Life

KCL deducts a monthly administrative fee for each contract of $7.50 plus KCL can also deduct a per $1,000 charge of the total amount insured, which it is presently not but the maximum allowed per the contract is $0.05 per $1,000 charge of the total insured. A deduction for insurance costs also is made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5 percent of the asset value of the subaccounts of each contract.

A premium expense charge for premium taxes of 6.35 percent of premium receipts is deducted from each premium receipt prior to their transfer to the separate accounts or fixed account. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount. Since its May 21, 2001 inception, $1,000 was assessed in surrender charges and other contract charges totaled $118,000.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3. Change in Units Outstanding

The changes in units outstanding for the year were as follows:

   2001:                                              Units          Units        Net Increase
                                                    Purchased       Redeemed       (Decrease)
                                                                 (in thousands)

American Leaders Fund II                                   961              955              6
High Income Bond Fund II                                   137              141            (4)
International Small Company Fund II                         11                7              4
Prime Money Fund II                                      1,015              998            17
MFS Research Series                                        102               57             45
MFS Emerging Growth Series                                 219              139             80
MFS Total Return Series                                    120               70             50
MFS Bond Series                                             82               44             38
MFS Strategic Income Series                                 14                8              6
MFS Utilities Series                                       144               87             57
ACI VP Capital Appreciation                                 72               36             36
ACI VP International                                        97               58             39
ACI VP Value                                               183               85             98
ACI VP Income and Growth                                    77               42             35
Dreyfus Appreciation Portfolio                             115               92             23
Dreyfus Small Cap Portfolio                                177              109             68
Dreyfus Stock Index Fund                                   650              427            223
Dreyfus Socially Responsible Growth Fund, Inc               27               21              6
J.P. Equity Portfolio                                       49               26             23
J.P. Small Company Portfolio                             1,019            1,012              7
Franklin Real Estate Fund                                    9                3              6
Franklin Small Cap                                          60               31             29
Templeton Developing Markets Securities Fund                 5                3              2
Templeton Foreign Securities Fund                           16                7              9
Calamos Convertible Portfolio                              140               55             85
A I M V. I. Dent Demographic Trends Fund                    94               38             56
A I M V. I. New Technology Fund                             80               16             64
A I M V. I. Premier Equity Fund                             78               24             54
Seligman Communications and Information Portfolio           61               16             45
Seligman Capital Portfolio                                 130               50             80

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights

                                                                                                  For the Year Ended
                                                      At December 31, 2001                      December 31, 2001

                                                           Unit Fair Value     Net    Investment* Expense Ratio Total Return **
                                                   Units      Lowest to       Assets   Income       Lowest to    Lowest to
                                                  (000's)      Highest       (000's)    Ratio        Highest      Highest

American Leaders Fund II                             284 $ 9.264 to 18.382  $ 4,802      1.39%      .5% to .9%    -16.01%
High Income Bond Fund II                              96   9.671 to 11.774    1,092      9.92%      .5% to .9%    -10.62%
International Small Company Fund II                   11    5.718 to 7.940       60      0.00%      .5% to .9%    -51.67%
Prime Money Fund II                                  396  10.131 to 12.540    4,838      3.57%      .5% to .9%    -21.48%
MFS Research Series                                  350   8.592 to 15.995    5,294      0.02%      .5% to .9%    -38.16%
MFS Emerging Growth Series                           552   8.221 to 17.159    8,996      0.00%      .5% to .9%    -59.43%
MFS Total Return Series                              181   9.772 to 17.712    3,032      2.05%      .5% to .9%    -11.84%
MFS Bond Series                                       97  10.396 to 13.330    1,259      5.51%      .5% to .9%     -6.35%
MFS Strategic Income Series                           17  10.373 to 11.327      188      4.07%      .5% to .9%     -9.57%
MFS Utilities Series                                 308   8.017 to 18.426    5,303      3.22%      .5% to .9%    -44.79%
ACI VP Capital Appreciation                          152   8.236 to 11.449    1,738      0.00%      .5% to .9%    -49.42%
ACI VP International                                 246   8.545 to 14.766    3,501      0.08%      .5% to .9%    -52.36%
ACI VP Value                                         165   7.745 to 10.391    1,282      0.67%      .5% to .9%     -0.55%
ACI VP Income and Growth                             153    6.395 to 9.150      996      0.78%      .5% to .9%    -21.08%
Dreyfus Appreciation Portfolio                       354   9.242 to 13.878    4,868      0.83%      .5% to .9%    -21.63%
Dreyfus Small Cap Portfolio                          500   9.526 to 14.077    6,883      0.44%      .5% to .9%    -16.26%
Dreyfus Stock Index Fund                           1,277   9.064 to 13.733   17,157      1.12%      .5% to .9%    -27.17%
Dreyfus Socially Responsible Growth Fund, Inc         37   8.501 to 27.394      985      0.10%      .5% to .9%    -43.05%
J.P. Equity Portfolio                                 67   8.950 to 14.346      956      0.48%      .5% to .9%    -22.70%
J.P. Small Company Portfolio                          67   9.257 to 13.728      908      0.00%      .5% to .9%    -25.22%
Franklin Real Estate Fund                              7  10.428 to 11.479       82      2.66%      .5% to .9%     -6.10%
Franklin Small Cap                                    54    6.539 to 9.167      352      0.34%      .5% to .9%    -20.17%
Templeton Developing Markets Securities Fund           4    7.585 to 9.184       32      0.00%      .5% to .9%    -25.00%
Templeton Foreign Securities Fund                     43   8.906 to 17.852      764      3.02%      .5% to .9%    -29.06%
Calamos Convertible Portfolio                        161   9.623 to 12.187    1,941      3.75%      .5% to .9%    -15.46%
A I M V. I. Dent Demographic Trends Fund              82    4.936 to 8.433      408      0.00%      .5% to .9%    -44.85%
A I M V. I. New Technology Fund                       76    3.032 to 8.157      231      6.77%      .5% to .9%    -48.05%
A I M V. I. Premier Equity Fund                       71    7.229 to 8.996      519      0.25%      .5% to .9%    -15.61%
Seligman Communications and Information Portfolio     70    6.360 to 8.938      450     24.87%      .5% to .9%    -13.33%
Seligman Capital Portfolio                           113    6.533 to 8.711      745      0.00%      .5% to .9%    -19.19%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by KCL, divided by the average daily net assets.

** The total return represents the change in net assets from operations divided by the asset value.

Independent Auditors' Report

The Contract Owners
Kansas City Life Variable Life Separate Account
    and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (comprised of the individual subaccounts as indicated therein), including the schedule of investments, as of December 31, 2001 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, except for those individual series operating for portions of such period as disclosed in the financial statements, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial hightlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kansas City Life Variable Life Separate Account as of December 31, 2001 the results of its operations and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
KPMG LLP

Omaha, Nebraska
April 6, 2002

Report of Independent Auditors

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors
Kansas City Life Insurance Company

We have audited the accompanying statements of operations and changes in net assets of Kansas City Life Variable Life Separate Account (the Account) (comprised of the individual subaccounts as indicated therein) for the year ended December 31, 1999, except for those individual series operating for portions of such period as disclosed in the financial statements. These financial statements are the responsibility of Kansas City Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of Kansas City Life Variable Life Separate Account for period described above in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP
Ernst & Young LLP

Kansas City, Missouri
March 31, 2000

Appendix A
Initial Surrender Charge Factors
Per $1,000 of Specified Amount

----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
 Issue Age   Female    Male   Issue Age   Female     Male   Issue Age   Female    Male   Issue Age    Female    Male
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     0        6.02     6.45      23        12.77    13.68      46        23.84    27.25     69        42.53     42.85
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     1        6.02     6.45      24        13.26    14.21      47        24.05    27.49     70        42.97     42.97
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     2        6.02     6.45      25        13.78    14.76      48        24.29    27.76     71        43.26     43.60
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     3        6.02     6.45      26        14.39    15.42      49        24.56    28.06     72        43.43     43.78
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     4        6.02     6.45      27        15.05    16.13      50        24.86    28.42     73        43.47     43.83
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     5        6.02     6.45      28        15.76    16.89      51        25.23    28.83     74        43.76     44.12
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     6        6.52     6.99      29        16.51    17.69      52        25.65    29.31     75        43.92     44.28
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     7        6.99     7.49      30        16.69    18.54      53        26.15    29.89     76        44.07     44.43
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     8        7.42     7.95      31        17.47    19.41      54        26.73    30.54     77        44.21     44.58
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     9        7.83     8.39      32        18.24    20.27      55        27.30    31.20     78        44.34     44.71
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     10       8.22     8.81      33        19.01    20.42      56        28.01    32.02     79        44.46     44.84
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     11       8.58     9.20      34        19.74    21.20      57        28.83    32.94     80        44.58     45.34
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     12       8.93     9.57      35        20.40    21.91      58        29.74    33.98     81        44.00     45.34
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     13       9.28     9.95      36        20.78    22.49      59        30.76    35.15     82        44.00     45.34
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     14       9.62     10.31     37        21.38    22.97      60        31.89    36.45     83        44.00     45.34
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     15       9.94     10.65     38        21.76    23.37      61        33.14    37.87     84        43.75     45.34
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     16       10.26    11.00     39        22.06    24.35      62        34.48    39.41     85        43.25     45.34
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     17       10.58    11.34     40        22.29    24.77      63        35.97    41.10
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     18       10.91    11.69     41        23.28    24.95      64        37.56    41.59
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     19       11.23    12.03     42        23.41    25.08      65        39.27    41.79
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     20       11.56    12.39     43        23.49    25.17      66        40.45    42.21
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     21       11.93    12.78     44        23.58    25.26      67        41.25    42.46
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------
     22       12.33    13.22     45        23.66    27.04      68        41.96    42.58
----------- -------- -------- ---------- -------- --------- ---------- -------- -------- ---------- --------- --------

Appendix B

Surrender Charge Percentages of Initial Surrender Charge Factor

-------------------------------------------------------------------------------------------------------------------
 Surrender Charge Percentages of Initial Surrender Charge Factors End of Policy Year
-------------------------------------------------------------------------------------------------------------------
  Do not grade between Years 15-16

                        Ages-------->
-------------------------------------------------------------------------------------------------------------------
          Year        0-15        16-45        46-50       51-55       56-60        61-65       66-70        71+

-------------------------------------------------------------------------------------------------------------------
            1          50%         45%          50%         65%         75%          85%         95%         100%
-------------------------------------------------------------------------------------------------------------------
            2          75%         73%          75%         83%         88%          93%         98%         100%
-------------------------------------------------------------------------------------------------------------------
            3         100%         100%        100%        100%         100%        100%        100%         100%
-------------------------------------------------------------------------------------------------------------------
            4         100%         100%        100%        100%         100%        100%        100%         100%
-------------------------------------------------------------------------------------------------------------------
            5         100%         100%        100%        100%         100%        100%        100%         100%
-------------------------------------------------------------------------------------------------------------------
            6          90%         90%          90%         90%         90%          90%         90%         90%
-------------------------------------------------------------------------------------------------------------------
            7          80%         80%          80%         80%         80%          80%         80%         80%
-------------------------------------------------------------------------------------------------------------------
            8          70%         70%          70%         70%         70%          70%         70%         70%
-------------------------------------------------------------------------------------------------------------------
            9          60%         60%          60%         60%         60%          60%         60%         60%
-------------------------------------------------------------------------------------------------------------------
           10          50%         50%          50%         50%         50%          50%         50%         50%
-------------------------------------------------------------------------------------------------------------------
           11          40%         40%          40%         40%         40%          40%         40%         40%
-------------------------------------------------------------------------------------------------------------------
           12          32%         32%          32%         32%         32%          32%         32%         32%
-------------------------------------------------------------------------------------------------------------------
           13          24%         24%          24%         24%         24%          24%         24%         24%
-------------------------------------------------------------------------------------------------------------------
           14          16%         16%          16%         16%         16%          16%         16%         16%
-------------------------------------------------------------------------------------------------------------------
           15          8%           8%          8%          8%           8%          8%          8%           8%
-------------------------------------------------------------------------------------------------------------------
           16+         0%           0%          0%          0%           0%          0%          0%           0%
-------------------------------------------------------------------------------------------------------------------

Supplement Dated May 1, 2002,
to Prospectus Dated May 1, 2002
Kansas City Life Variable Life Separate Account
Alliance Variable Universal Life Contract

Connecticut

For contracts sold in the state of Connecticut, we change the Prospectus as follows to provide for the Right to Exchange provision:

  Add the following paragraph to the Transfer Privilege on page 21 of the Prospectus.
Right to Exchange — The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don’t vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.

Supplement Dated May 1, 2002,
to Prospectus Dated May 1, 2002
Kansas City Life Variable Life Separate Account
Alliance Variable Universal Life Contract

Maryland

For contracts sold in the state of Maryland, we change the Prospectus as follows to provide for the Right to Exchange provision:

  Add the following paragraph to the Transfer Privilege on page 21 of the Prospectus.
Right to Exchange — The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don’t vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.

PART II

UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

         The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

         1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

         Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS RELATING TO FEES AND CHARGES

Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the contracts described in the S-6 Registration Statement are, in the aggregrate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The  prospectus  consisting of 120 pages.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representations relating to fees and charges.
     The signatures.
     Written consents of the following persons:
      (a) C. John Malacarne, Esq.
      (b) Mark A. Milton, Senior Vice President and Actuary
      (c) Sutherland Asbill & Brennan LLP.
      (d) Independent Auditors.

The following  exhibits,  corresponding  to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

1.A. (1)  Resolutions  of the Board of Directors  of Kansas City Life  Insurance
     Company  establishing the Kansas City Life Variable Life Separate  Account.
     1/
     (2)  Not applicable.
     (3)  Distributing Contracts:
          (a)  Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. 2/
          (b)  Not applicable
          (c)  Schedule of Sales Commissions
     (4)  Not applicable
     (5)  (a) Specimen Contract Form 8/
          (b)  Additional Life Insurance Rider 8/
          (c)  Guaranteed Minimum Death Benefit Rider 8/
          (d)  Other Insured Term Insurance 8/
          (e)  Temporary Life Insurance Agreement 2/
          (f)  Disability Continuance of Insurance 2/
          (g)  Disability Premium Benefit Rider 2/
          (h)  Accidental Death Benefit 2/
          (i)  Option to Increase Specified Amount 2/
          (j)  Spouse's Term Insurance 2/
          (k)  Children's Term Insurance 2/
          (l)  Maturity Extension Rider 4/
          (m)  Accelerated Death Benefit/Living Benefits Rider 5/
     (6)  (a) Restated  Articles of  Incorporation of Kansas City Life Insurance
          Company 1/
          (b)  By-Laws of Kansas City Life Insurance Company 8/
     (7)  Not applicable
     (8)  (a)  Agreement between Kansas City Life Insurance Company,MFS Variable
               Insurance Trust, and Massachusetts Financial Services Company.1/
          (b)  Agreement  between  Kansas  City  Life  Insurance  Company,   TCI
               Portfolios, Inc. and Investors Research Corporation.1/
          (c)  Agreement between Kansas City Life Insurance  Company,  Insurance
               Management Series, and Federated Securities Corp.1/
          (d)  Agreement  between Kansas City Life Insurance Company and each of
               Dreyfus   Variable   Investment   Fund,   The  Dreyfus   Socially
               Responsible  Growth Fund,  Inc., and The Dreyfus Life and Annuity
               Index Fund, Inc.3/
          (e)  Agreement  between  Kansas City Life  Insurance  Company and J.P.
               Morgan Series Trust II.6/
          (f)  Agreement  between Kansas City Life Insurance Company and each of
               Calamos  Insurance  Trust,  Calamos  Asset  Management,  Inc. and
               Calamos Financial Services, Inc.6/
          (g)  Form  of  Participation   Agreement   between  Kansas  City  Life
               Insurance  Company  and  each  of  Franklin   Templeton  Variable
               Insurance  Products  Trust and Franklin  Templeton  Distributors,
               Inc.7/
          (h)  Amendment to  Participation  Agreement  between  Kansas City Life
               Insurance  Company and each of Dreyfus Variable  Investment Fund,
               The Dreyfus  Socially  Responsible  Growth Fund, Inc. and Dreyfus
               Life and Annuity  Index Fund,  Inc.  (d/b/a  Dreyfus  Stock Index
               Fund).6/
          (i)  Revised Exhibit B to Fund Participation  Agreement between Kansas
               City Life Insurance  Company,  Insurance  Management  Series, and
               Federated Securities Corp.7/
          (j)  Form  of  Participation  Agreement  by  and  among  AIM  Variable
               Insurance Funds,  Inc., AIM  Distributors,  Inc., and Kansas City
               Life Insurance Company.7/
          (k)  Form of Fund  Participation  Agreement  between  Kansas City Life
               Insurance  Company  and  Seligman   Portfolios,   Inc.,  Segliman
               Advisors, Inc.7/
     (9)  Not applicable
     (10) Application form
     (11) Memorandum describing issuance, transfer, and redemption procedures

2.   Opinion and consent of C. John  Malacarne,  Esq., as to the legality of the securities being registered.
3.   Not applicable.
4.   Not applicable.
5.   Not applicable
6.   Opinion and consent of Mark A. Milton,  Vice  President and Actuary,  as to
     actuarial matters pertaining to the securities being registered.
7.   (a) Consent of KPMG LLP
     (b)  Consent of Ernst & Young LLP
    (c)  Consent of Sutherland Asbill & Brennan
     (d)  Consent of C. John Malacarne. See Exhibit 2.

B.   Not applicable.

C.   Not applicable.

     ----------------------

1    Incorporated  herein by  reference to the Form S-6  Registration  Statement
     (File No.  33-95354) for Kansas City Life  Variable  Life Separate  Account
     filed on August 2, 1995.

2    Incorporated  herein by reference to  Pre-Effective  Amendment No. 1 to the
     Form N-4  Registration  Statement (File No.  33-89984) for Kansas City Life
     Variable Annuity Separate Account filed on August 25, 1995.

3    Incorporated  herein by  reference to the Form S-6  Registration  Statement
     (File No.  33-95354)  filing for Kansas City Life  Variable  Life  Separate
     Account filed on April 18, 1997.

4    Incorporate  herein by reference to  Post-Effective  Amendment No. 3 of the
     S-6 Registration  Statement (File No. 33-95354) filing for Kansas City Life
     Variable Life Separate Account filed on April 30, 1998.

5    Incorporated  herein by  reference  to the Form S-6  Registation  Statement
     (File No.  33-95354)  filing for Kansas City Life  Variable  Life  Separate
     Account filed on January 29, 1999.

6    Incorporated  herein by  reference  to the Form S-6  Registation  Statement
     (File No.  33-95354)  filing for Kansas City Life  Variable  Life  Separate
     Account filed on April 19, 1999.

7    Incorporated  herein by reference to Post-Effective  Amendment No. 7 to the
     Form N-4  Registration  Statement (File No.  33-89984) for Kansas City Life
     Variable Annuity Separate Account filed on August 28, 2000.

8    Incorporated herein by reference to Form S-6 Registration  Statement (File
     No. 333-49000)  filing for  Kansas  City Life  Variable  Separate  Account filed on October 31, 2000.

SIGNATURES

Pursuant to the  requirements  of the Securities  Act of 1933,  the  Registrant,
Kansas  City  Life  Variable  Life  Separate  Account,   has  duly  caused  this
Registration  Statement to be signed on its behalf by the undersigned  thereunto duly authorized,  and its seal to be hereunto  affixed and attested,  all in the
City of Kansas City and the State of Missouri, on the 22rd day of April 2002.

[SEAL]                                     Kansas City Life
                                           Variable Life Separate Account

                                           -----------------------------
                                           Registrant

                                           Kansas City Life Insurance Company
                                           -----------------------------
                                           Depositor

Attest /s/Cheryl A. Keefer             By: /s/ R. Philip Bixby
          Cheryl A. Keefer                 R. Philip Bixby, President,CEO and
                                           Vice Chairman of the Board

Pursuant to the  requirements  of the Securities  Act of 1933,  Kansas City Life
Insurance  Company has duly caused this  Registration  Statement to be signed below by the following  persons in the capacities  indicated on the date(s)
set forth below.

Signature                 Title                              Date

/s/R. Philip Bixby       President, CEO, and Vice Chairman    April 22, 2002
R. Philip Bixby          of the Board

/s/John K. Koetting      Vice President and Controller        April 22, 2002
John K. Koetting         (Principal Accounting Officer)

/s/ J. R. Bixby          Chairman of the Board and            April 22, 2002
J.R. Bixby               Director

/s/W. E. Bixby           Director                             April 22, 2002
W. E. Bixby

/s/Daryl D. Jensen       Director                             April 22, 2002
Daryl D. Jensen

/s/William A. Schalekamp Director                             April 22, 2002
William A. Schalekamp

/s/Tracy W. Knapp        Director                             April 22, 2002
Tracy W. Knapp

/s/Bruce W. Gordon       Director                             April 22, 2002
Bruce W. Gordon

/s/Webb R. Gilmore       Director                             April 22, 2002
Webb R. Gilmore

/s/Warren J. Hunzicker, M.D. Director                         April 22, 2002
Warren J. Hunzicker, M.D.

/s/Michael J. Ross       Director                             April 22, 2002
Michael J. Ross

/s/Elizabeth T. Solberg  Director                             April 22, 2002
Elizabeth T. Solberg

/s/E. Larry Winn Jr.     Director                             April 22, 2002
E. Larry Winn Jr.

Nancy Bixby Hudson       Director                             April 22, 2002

/s/William R. Blessing   Director                             April 22, 2002
William R. Blessing

/s/Cecil R. Miller       Director                             April 22, 2002
Cecil R. Miller

Exhibit Index List

1.A.(3)(c)  Schedule of Sales Commissions
    (11) Memorandum describing issuance, transfer, and redemption  procedures
2.   Opinion and consent of C. John  Malacarne,  Esq., as to the legality of the securities being registered.
6.   Opinion and consent of Mark A. Milton,  Vice  President and Actuary,  as to
     actuarial matters pertaining to the securities being registered.
7.   (a) Consent of KPMG LLP
     (b)  Consent of Ernst & Young LLP
     (c)  Consent of Sutherland Asbill & Brennan